UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-08510

Matthews International Funds
(Exact name of registrant as specified in charter)

Four Embarcadero Center, Suite 550
San Francisco, CA 94111
(Address of principal executive offices) (Zip code)

William J. Hackett, President
Four Embarcadero Center, Suite 550
San Francisco, CA 94111
(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-788-7553

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Matthews Asia Funds | Semi-Annual Report

June 30, 2015 | matthewsasia.com

ASIA FIXED INCOME STRATEGY

Matthews Asia Strategic Income Fund

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund

Matthews Asia Dividend Fund

Matthews China Dividend Fund

ASIA GROWTH STRATEGIES

Matthews Asia Focus Fund

Matthews Asia Growth Fund

Matthews Pacific Tiger Fund

Matthews Asia ESG Fund

Matthews Emerging Asia Fund

Matthews China Fund

Matthews India Fund

Matthews Japan Fund

Matthews Korea Fund

ASIA SMALL COMPANY STRATEGIES

Matthews Asia Small Companies Fund

Matthews China Small Companies Fund

ASIA SPECIALTY STRATEGY

Matthews Asia Science and Technology Fund

'15

Contents

Message to Shareholders	4
Manager Commentaries, Fund Characteristics and Schedules of Investments:
ASIA FIXED INCOME STRATEGY
Matthews Asia Strategic Income Fund	6
ASIA GROWTH AND INCOME STRATEGIES
Matthews Asian Growth and Income Fund	11
Matthews Asia Dividend Fund	16
Matthews China Dividend Fund	21
ASIA GROWTH STRATEGIES
Matthews Asia Focus Fund	26
Matthews Asia Growth Fund	30
Matthews Pacific Tiger Fund	35
Matthews Asia ESG Fund	40
Matthews Emerging Asia Fund	45
Matthews China Fund	50
Matthews India Fund	55
Matthews Japan Fund	60
Matthews Korea Fund	65
ASIA SMALL COMPANY STRATEGIES
Matthews Asia Small Companies Fund	70
Matthews China Small Companies Fund	75
ASIA SPECIALTY STRATEGY
Matthews Asia Science and Technology Fund	80
Disclosures	85
Index Definitions	85
Disclosure of Fund Expenses	86
Statements of Assets and Liabilities	88
Statements of Operations	96
Statements of Changes in Net Assets	100
Financial Highlights	108
Notes to Financial Statements	124
Approval of Investment Advisory Agreement	141
Results of Special Meeting of Shareholders	143

Cover photo: Ancient Architecture, China

This report has been prepared for Matthews Asia Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asia Funds prospectus, which contains more complete information about the Funds' investment objectives, risks and expenses. Additional copies of the prospectus or summary prospectus may be obtained at matthewsasia.com. Please read the prospectus carefully before you invest or send money.

The views and opinions in this report were current as of June 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Fund's future investment intent. Current and future portfolio holdings are subject to risk.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international and emerging markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Fixed income investments are subject to additional risks, including, but not limited to, interest rate, credit and inflation risks. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Investing in small and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies. Please see the Funds' prospectus and Statement of Additional Information for more risk disclosure.

Investor Class Performance and Expenses (June 30, 2015)

		Average Annual Total Return				Prospectus	Prospectus Expense Ratios after Fee Waiver
Investor Class	1 year	5 years	10 years	Since Inception	Inception Date	Expense Ratios*	and Expense Reimbursement*
ASIA FIXED INCOME STRATEGY
Asia Strategic Income Fund (MAINX)	-1.54%	n.a.	n.a.	4.17%	11/30/11	1.27%	1.10%[1]
ASIA GROWTH AND INCOME STRATEGIES
Asian Growth and Income Fund (MACSX)	-2.03%	7.49%	8.76%	10.08%	9/12/94	1.08%	n.a.
Asia Dividend Fund (MAPIX)	6.64%	9.89%	n.a.	10.30%	10/31/06	1.06%	1.05%[2]
China Dividend Fund (MCDFX)	25.14%	13.12%	n.a.	12.35%	11/30/09	1.19%	n.a.
ASIA GROWTH STRATEGIES
Asia Focus Fund (MAFSX)	-2.32%	n.a.	n.a.	0.33%	4/30/13	2.16%	1.50%[3]
Asia Growth Fund (MPACX)	2.15%	10.03%	8.70%	9.69%	10/31/03	1.11%	n.a.
Pacific Tiger Fund (MAPTX)	9.41%	10.49%	12.10%	9.21%	9/12/94	1.09%	1.08%[2]
Asia ESG Fund (MASGX)	n.a.	n.a.	n.a.	-1.60%	4/30/15	2.11%	1.45%[3]
Emerging Asia Fund (MEASX)	4.56%	n.a.	n.a.	7.25%	4/30/13	1.78%	1.48%[3]
China Fund (MCHFX)	19.20%	5.42%	13.14%	10.57%	2/19/98	1.13%	n.a.
India Fund (MINDX)	28.22%	10.27%	n.a.	13.58%	10/31/05	1.12%	n.a.
Japan Fund (MJFOX)	15.69%	14.87%	4.18%	6.14%	12/31/98	1.03%	n.a.
Korea Fund (MAKOX)	9.04%	13.30%	10.19%	6.48%	1/3/95	1.11%	n.a.
ASIA SMALL COMPANY STRATEGIES
Asia Small Companies Fund (MSMLX)	5.83%	10.47%	n.a.	15.91%	9/15/08	1.47%	n.a.
China Small Companies Fund (MCSMX)	14.72%	n.a.	n.a.	3.05%	5/31/11	1.90%	1.50%[4]
ASIA SPECIALTY STRATEGY
Asia Science and Technology Fund (MATFX)	10.13%	14.05%	10.67%	3.04%	12/27/99	1.16%	n.a.

*  These figures are from the fund's prospectus dated as of April 30, 2015, and may differ from the actual expense ratios for fiscal year 2015, as shown in the financial highlights section of this report.

1  Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90%, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or to exceed any other agreed upon expense limitation for that year. This agreement will remain in place until April 30, 2016, may be renewed for additional periods not exceeding one year and may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days' written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

2.  Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund's average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2016, may be renewed for additional periods not exceeding one year and may be terminated at any time (i) by the Trust on behalf of the Fund or by the Board of Trustees upon 60 days' prior written notice to Matthews; or (ii) by Matthews upon 60 days' prior written notice to the Trust, in each case without payment of any penalty.

3.  Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25%, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or to exceed any other agreed upon expense limitation for that year. This agreement will remain in place until April 30, 2016 for the Asia Focus Fund and Emerging Asia Fund, and until April 30, 2017 for the Asia ESG Fund, may be renewed for additional periods not exceeding one year and may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days' written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

4.  Matthews has contractually agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.50%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or to exceed any other agreed upon expense limitation for that year. This agreement will remain in place until April 30, 2016, may be renewed for additional periods not exceeding one year and may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days' written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

2 MATTHEWS ASIA FUNDS

Institutional Class Performance and Expenses (June 30, 2015)

		Average Annual Total Return				Prospectus	Prospectus Expense Ratios after Fee Waiver
Institutional Class	1 year	5 years	10 years	Since Inception	Inception Date	Expense Ratios*	and Expense Reimbursement*
ASIA FIXED INCOME STRATEGY
Asia Strategic Income Fund (MINCX)	-1.34%	n.a.	n.a.	4.35%	11/30/11	1.07%	0.90%[1]
ASIA GROWTH AND INCOME STRATEGIES
Asian Growth and Income Fund (MICSX)	-1.86%	n.a.	n.a.	5.10%	10/29/10	0.92%	n.a.
Asia Dividend Fund (MIPIX)	6.80%	n.a.	n.a.	7.72%	10/29/10	0.93%	n.a.
China Dividend Fund (MICDX)	25.28%	n.a.	n.a.	10.73%	10/29/10	1.01%	n.a.
ASIA GROWTH STRATEGIES
Asia Focus Fund (MIFSX)	-2.05%	n.a.	n.a.	0.58%	4/30/13	1.94%	1.25%[3]
Asia Growth Fund (MIAPX)	2.33%	n.a.	n.a.	6.54%	10/29/10	0.91%	n.a.
Pacific Tiger Fund (MIPTX)	9.56%	n.a.	n.a.	6.84%	10/29/10	0.92%	0.91%[2]
Asia ESG Fund (MISFX)	n.a.	n.a.	n.a.	-1.60%	4/30/15	1.95%	1.25%[3]
Emerging Asia Fund (MIASX)	4.80%	n.a.	n.a.	7.49%	4/30/13	1.59%	1.25%[3]
China Fund (MICFX)	19.35%	n.a.	n.a.	1.80%	10/29/10	0.97%	n.a.
India Fund (MIDNX)	28.48%	n.a.	n.a.	6.69%	10/29/10	0.94%	n.a.
Japan Fund (MIJFX)	15.82%	n.a.	n.a.	13.19%	10/29/10	0.90%	n.a.
Korea Fund (MIKOX)	9.35%	n.a.	n.a.	10.66%	10/29/10	0.93%	n.a.
ASIA SMALL COMPANY STRATEGY
Asia Small Companies Fund (MISMX)	6.07%	n.a.	n.a.	8.17%	4/30/13	1.25%	n.a.
ASIA SPECIALTY STRATEGY
Asia Science and Technology Fund (MITEX)	10.34%	n.a.	n.a.	20.20%	4/30/13	0.95%	n.a.

*  These figures are from the fund's prospectus dated as of April 30, 2015, and may differ from the actual expense ratios for fiscal year 2015, as shown in the financial highlights section of this report.

1  Matthews has contractually agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or to exceed any other agreed upon expense limitation for that year. This agreement will remain in place until April 30, 2016, may be renewed for additional periods not exceeding one year and may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days' written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

2.  Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund's average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2016, may be renewed for additional periods not exceeding one year and may be terminated at any time (i) by the Trust on behalf of the Fund or by the Board of Trustees upon 60 days' prior written notice to Matthews; or (ii) by Matthews upon 60 days' prior written notice to the Trust, in each case without payment of any penalty.

3.  Matthews has contractually agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or to exceed any other agreed upon expense limitation for that year. This agreement will remain in place until April 30, 2016 for the Asia Focus Fund and the Emerging Asia Fund, and until April 30, 2017 for the Asia ESG Fund, may be renewed for additional periods not exceeding one year and may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days' written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. If certain of the Funds' fees and expenses had not been waived, returns would have been lower. For the Funds' most recent month-end performance, please call 800.789.ASIA (2742) or visit matthewsasia.com.

matthewsasia.com | 800.789.ASIA 3

Message to Shareholders from the Investment Advisor

Dear Valued Investors,

Valuations remain at the forefront of my thoughts when I look at Asia's stock markets. We are swimming against the tide a bit now, as the markets have risen at a faster pace than the underlying growth of Asia's companies. A price-to-earnings ratio* of 15.6X for Asia ex Japan is significantly above long-run averages. Now, I know that there is some justification for higher valuations in a world in which bond yields are extremely low. And there is some good news for investors in Asia's equity markets—they remain at a similar valuation to troubled Europe and at a discount of about 15% to the U.S.1 There are clearly some signs of excess as I'll get into in discussing China and India. And there is always the danger of dismissing everything as a bubble when there is still value to be had in the markets. Nevertheless, I do think it is wise to tread a little more cautiously in light of the re-rating of Asian equities in recent months.

Let us start with China. There has been plenty of talk about bubbles recently. Isn't it peculiar how China has just switched from one form of pessimism (a fear of imminent economic collapse) to another (a fear of an overheated stock market) without the usual step of optimism in between? Such is the lot of the world's second-largest economy and pretender to the U.S.'s crown. Undoubtedly, there are some strange goings-on in China's market. High retail participation increases the casino-like actions in the markets. Taking a passive approach to the markets right now risks buying into some companies that have very limited history and business models that are built on hopes rather than reality—and yet they can be multibillion dollar companies thanks to the valuations put on them by local speculators. And certainly, China stocks as a whole have seen the biggest short-term rise in their average valuations in the region. Yet, it remains true that the market of Hong Kong, through which most China investing is done, remains much more reasonably priced, at 14.4X forward earnings. Indeed, one can find businesses that have stood the test of time still trading at reasonable, sometimes cheap valuations. But it is definitely an environment in which one needs to tread carefully, and not get carried away.

In India, the problem remains partly cyclical and partly structural. Macroeconomic policy has been fairly tight over the past couple of years. This has impacted earnings growth, which has been disappointing. And although the new Modi government appears to be making changes to some of India's structural bottlenecks—and particularly improving the efficiency of government—it has to contend with pushback from India's formidable bureaucracy and the need to maintain foreign investor confidence. Reforms will likely have to be funded by fickle foreign portfolio flows, unless India can do better at attracting foreign direct investment. All of this should be seen as more of an opportunity than a threat—if it were not for the valuations of the markets, which at 16.4X forward earnings, is still among the more expensive in the region. We have been fairly cautious on India for a while. The good news is that the market has faltered this year and so the sentiment is no longer perhaps as ebullient as it has been. But the market hasn't really become any cheaper either. Stock prices have just reacted to weak underlying corporate results.

In Japan, we have noted some success from attempts to reflate the economy, much to the surprise of those who suggested it would merely debase the currency and precipitate a debt crisis. The stock market has performed strongly.

4 MATTHEWS ASIA FUNDS

And this performance has only been enhanced with recent moves to improve corporate governance, particularly when highly rated companies embrace the government's push for greater transparency. It gives other companies nowhere to hide. No longer can they say: "Well, the most respected companies don't do it, why should we?" But at the same time, we have yet to see a lot of evidence for change in the operating metrics of corporate Japan. That may come. Until now, there remains more hope than reality, too. We have certainly seen, however, some signs of better use of cash. In a deflationary world, it was easy to let cash build up on the balance sheet, because it was earning a return. Now, with positive inflation rates, we have seen companies more inclined to raise dividend payments. Japan is by no means, however, a cheap market. And to justify the current valuations, companies have to follow through with better operating results.

In contrast to the big three economies, it is the Association of Southeast Asian Nations (ASEAN) that has struggled a bit recently, and now appears the more reasonably priced part of the region. It also remains among the more vulnerable to tighter money and a series of U.S. Federal Reserve rate hikes. My view remains that we ought not to see a series of Fed rate hikes in the current environment. Inflation is still in abeyance. The most likely scenario that would justify a sustained series of rate hikes would be a return of faster nominal growth in the world—real growth plus inflation. In such an environment, even higher interest rates are unlikely to be too much of a headwind, as Asia, and particularly ASEAN economies should benefit from easier business conditions.

I have been fairly upbeat in the recent past about the economic conditions in Asia. And I remain upbeat. Governments in the region seem to be determined to tackle long-term structural issues. The reason for my more cautious message is simply valuation. I admit that there is a risk in being too sensitive to valuations, but there does seem to be a relationship between current valuation levels and future returns on average. It often pays, unsurprisingly, to be buying when markets are cheap; it is just hard to do. As always, it pays to be patient—to buy quality, sustainable growth, but to do so at reasonable prices.

Robert Horrocks, PhD
Chief Investment Officer
Matthews Asia

1  In terms of Factset aggregates.

*  Price-to-Earnings Ratio (P/E Ratio) is a valuation ratio of a company's current share price compared to its per-share earnings and is calculated as the market value per share divided by the Earnings per Share (EPS).

matthewsasia.com | 800.789.ASIA 5

ASIA FIXED INCOME STRATEGY

PORTFOLIO MANAGERS

Teresa Kong, CFA
Lead Manager
Gerald M. Hwang, CFA	Satya Patel
Co-Manager	Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAINX	MINCX
CUSIP	577125503	577125602
Inception	11/30/11	11/30/11
NAV	$10.25	$10.24
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.27%	1.07%
After Fee Waiver and Reimbursement[2]	1.10%	0.90%

Portfolio Statistics

Total # of Positions	51
Net Assets	$69.9 million
Modified Duration	3.8[3]
Portfolio Turnover	34.28%[4]

Benchmark

HSBC Asian Local Bond Index

OBJECTIVE

Total return over the long term with an emphasis on income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets, which include borrowings for investment purposes, in income-producing securities including, but not limited to, debt and debt-related instruments issued by governments, quasi-governmental entities, supra-national institutions, and companies in Asia. Asia consists of all countries and markets in Asia and includes developed, emerging, and frontier countries and markets in the Asian region. Investments may be denominated in any currency, and may represent any part of a company's capital structure from debt to equity or with features of both.

1  Prospectus expense ratios.

2  Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90%, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or to exceed any other agreed upon expense limitation for that year. This agreement will remain in place until April 30, 2016, may be renewed for additional periods not exceeding one year and may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days' written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3  Modified duration measures the percent change in value of the fixed income portion of the portfolio in response to a 1% change in interest rates. In a multi-currency denominated portfolio with sensitivities to different interest rate regimes, modified duration will not accurately reflect the change in value of the overall portfolio from a change in any one interest rate regime.

4  The lesser of fiscal year 2014 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Strategic Income Fund

Portfolio Manager Commentary

Period ended June 30, 2015

For the first half of 2015, the Matthews Asia Strategic Income Fund returned 0.38% (Investor Class) and 0.48% (Institutional Class), while its benchmark, the HSBC Asian Local Bond Index (ALBI) returned –0.44%. For the quarter ending June 30, the Fund returned –0.31% (Investor Class) and –0.26% (Institutional Class), while its benchmark returned –0.76%.

Market Environment:

As we look back at the first half of 2015, we recall the headline events of the Greek default, the meteoric rise and fall of Chinese onshore equity markets, and the debt restructuring of Puerto Rico. While all these events caused short-term volatility, the real drivers of return in Asia bonds were the steady depreciation of Asian currencies and the steepening of yield curves.

Most Asian currencies continued to mildly depreciate, relative to the U.S. dollar, as the U.S. Federal Reserve is expected to raise interest rates while most Asian governments have been operating more in terms of monetary easing instead of tightening. The general steepening of yield curves should be framed more as normalizing from unusually flat curves at the end of 2014, resulting from global disinflation. The dovish bias of Asian central banks pushed short-dated yields (less than two years) lower while the normalization described caused medium and long-end yields to rise. Finally, credit spreads diverged. Investment-grade spreads widened by about 10 basis points (0.10%), in line with the mild rise one would expect from steepening yield curves. Conversely, non-investment grade spreads tightened by about 27 basis points (0.27%), driven largely by Chinese property bonds. In the first quarter, Chinese property developer Kaisa defaulted on its bonds. The market recovered as the market came to the conclusion that the Kaisa default was not contagious and home prices recovered from further central bank easing and loosening of home ownership regulations.

Performance Contributors and Detractors:

The biggest positive contributors to performance for the first half of the year were our holdings in convertible and corporate bonds issued by Chinese companies. We made a deliberate reallocation away from local currency bonds into the convertible bonds. We found value in several convertibles of Chinese companies as Chinese equity markets rallied. This upside skew, combined with protected downside risk (as we targeted convertibles of solid companies with little leverage that were valued at or below their bond floor), provided attractive return vs. risk. Examples include our holdings of Ctrip.com and Biostime convertible bonds. The other category of outperformers included Chinese real estate holdings as our holdings recovered from the containment of the Kaisa default as well as the rise in property prices described previously.

The biggest detractors to performance were bonds of longest duration as the yield curves steepened. These hit our holdings of Yum! Brands, a solid investment grade name. Since these are the longest bonds in our portfolio, with a maturity of 2043, these bonds sold off the most. Our holdings

(continued)

6 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2015

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	Since Inception	Inception Date
Investor Class (MAINX)	-0.31%	0.38%	-1.54%	3.76%	4.17%	11/30/11
Institutional Class (MINCX)	-0.26%	0.48%	-1.34%	3.94%	4.35%	11/30/11
HSBC Asian Local Bond Index[5]	-0.76%	-0.44%	-1.04%	1.40%	2.04%
Lipper International Income Funds Category Average[6]	-1.60%	-3.10%	-6.81%	-0.08%	0.83%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	2015					2014
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor (MAINX)	$0.00	$0.10	n.a.	n.a.	n.a.	$0.10	$0.09	$0.07	$0.10	$0.38
Inst'l (MINCX)	$0.01	$0.10	n.a.	n.a.	n.a.	$0.11	$0.10	$0.08	$0.11	$0.40

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

Investor Class: 4.58% (4.36% excluding expense waiver)

Inst'l Class: 4.83% (4.59% excluding expense waiver)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/15, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

YIELD TO WORST:

6.33%

Yield to worst is the lowest yield that can be received on a bond assuming that the issuer does not default. It is calculated by utilizing the worst case assumptions for a bond with respect to certain income-reducing factors, including prepayment, call or sinking fund provisions. It does not represent the yield that an investor should expect to receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

5  It is not possible to invest directly in an index. Source: Index data from HSBC, and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 85 for index definitions.

6  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN POSITIONS

	Sector	Currency	% of Net Assets
DFCC Bank PLC, 9.625%, 10/31/2018	Financials	U.S. Dollar	4.0%
Homeinns Hotel Group, Cnv., 2.000%, 12/15/2015	Consumer Discretionary	U.S. Dollar	3.9%
PT Perusahaan Listrik Negara, 5.250%, 10/24/2042	Utilities	U.S. Dollar	3.1%
Longfor Properties Co., Ltd., 6.875%, 10/18/2019	Financials	U.S. Dollar	3.0%
TML Holdings Pte, Ltd., 5.750%, 05/07/2021	Consumer Discretionary	U.S. Dollar	3.0%
Bank of Baroda, 6.625%, 05/25/2022	Financials	U.S. Dollar	3.0%
ICICI Bank, Ltd., 6.375%, 04/30/2022	Financials	U.S. Dollar	2.9%
Shimao Property Holdings, Ltd., 6.625%, 01/14/2020	Financials	U.S. Dollar	2.9%
Global Logistic Properties, Ltd., 3.375%, 05/11/2016	Financials	Chinese Renminbi	2.9%
Value Success International, Ltd., 4.750%, 11/04/2018	Financials	Chinese Renminbi	2.8%
% OF ASSETS IN TOP TEN			31.5%

matthewsasia.com | 800.789.ASIA 7

CURRENCY ALLOCATION (%)7,8

U.S. Dollar (USD)	60.4
Indian Rupee (INR)	11.6
Singapore Dollar (SGD)	0.8
Indonesian Rupiah (IDR)	5.4
Sri Lanka Rupee (LKR)	5.5
Chinese Renminbi (CNY)	7.7
South Korean Won (KRW)	2.3
Hong Kong Dollar (HKD)	2.4
Philippine Peso (PHP)	0.5
Cash and Other Assets, Less Liabilities	3.4

COUNTRY ALLOCATION (%)8,9

China/Hong Kong	32.9
India	22.8
Indonesia	16.9
Sri Lanka	13.0
Singapore	3.7
South Korea	2.3
Philippines	2.1
Australia	1.8
Supranational[10]	1.1
Cash and Other Assets, Less Liabilities	3.4

SECTOR ALLOCATION (%)8

Financials	44.9
Consumer Discretionary	16.5
Foreign Government Bonds	13.8
Industrials	8.5
Utilities	6.6
Consumer Staples	2.5
Information Technology	2.4
Telecommunication Services	1.4
Cash and Other Assets, Less Liabilities	3.4

Please note: Foreign Government Bonds category includes Supranationals.

ASSET TYPE BREAKDOWN (%)7,8

Non-Convertible Corporate Bonds	65.2
Convertible Corporate Bonds	16.3
Government Bonds	13.8
Common Equities and ADRs	1.3
Cash and Other Assets, Less Liabilities	3.4

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

8  Cash and other assets may include forward currency exchange contracts and certain derivative instruments that have been marked-to-market.

9  Not all countries where the Fund may invest are included in the benchmark index.

10  Supranational is an international organization in which member states transcend national boundaries (ex. IMF).

Matthews Asia Strategic Income Fund

Portfolio Manager Commentary (continued)

in Indonesian government bonds were also hurt from yield curve steepening as well as the 7% depreciation of the Indonesian rupiah over this period.

Notable Portfolio Changes:

The most important change in our portfolio was our increased allocation into convertible bonds from local currency bonds. As mentioned above, we believed that convertibles represented the positive return potential given their upside optionality; protected downside when priced at or below the bond floor; and their low sensitivity to interest rates. We allocated away from local currency bonds as we expected Asian currencies to continue their gradual depreciation against the U.S. dollar.

Outlook:

At the time of writing, the market is digesting two major uncertainties from two ancient civilizations: Greece and China. The Greek referendum has resulted in a "No" vote. This signals a fundamental structural shift in the Euro zone, throwing into question the sanctity of a monetary union and higher volatility for all risky assets. Because of the bi-modal nature of the vote, the market has not priced in the uncertainties and the potential secondary effects. Instead of this news dissipating in weeks, the volatility could endure for several quarters as a chain reaction unfolds. One thing we learned from the default of Lehman Brothers is that it took more than two quarters for markets to bottom. Potential chain reactions might lead to the actual withdrawal of Greece from the Euro zone, which throws into question the potential for other countries to follow the same path.

While the fall of Chinese equities has certainly been sharp, the surprise has not been the fall but the policy response. Most investors understand that any market that rises so fast typically has the potential to fall twice as fast. More unexpected has been the rapid response of the Chinese government, which seems to signal that it is worried about the potential contagion resulting from an unwinding of assets, as providers of leverage may seize and sell collateral. This signals the vulnerability of a market in which the average participant is trading more on speculation than on fundamentals.

Given this highly uncertain context, we expect short-term returns to be driven by their historical and perceived riskiness. This means that the highest-carry currencies will underperform relative to safe-haven currencies; for sub-investment grade to underperform investment grade; for interest rates in safe-haven currencies to fall; and for interest rates in most Asian countries to rise. In summary, we expect Asia bonds to be volatile. Contributors to performance might even flip-flop in the short run as our convertible bonds may sell-off from falling Chinese equities, and our long duration, investment grade U.S. dollar assets may rally on their safe-haven characteristics. By the end of the year, we expect this volatility to subside and Asian assets to trade more on the relatively good fundamentals rather than the systematic risks we've highlighted.

Fixed income investments are subject to additional risks, including, but not limited to, interest rate, credit and inflation risks. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid and more volatile than securities markets in more developed markets.

8 MATTHEWS ASIA FUNDS

Matthews Asia Strategic Income Fund  June 30, 2015

Schedule of Investmentsa (unaudited)

NON-CONVERTIBLE CORPORATE BONDS: 65.2%

	Face Amount*		Value
INDIA: 22.8%
TML Holdings Pte, Ltd. 5.750%, 05/07/21		2,000,000	$2,068,660
Bank of Baroda 6.625%[b], 05/25/22		2,000,000	2,067,068
ICICI Bank, Ltd. 6.375%[b], 04/30/22		2,000,000	2,055,820
Housing Development Finance Corp., Ltd. 9.240%, 06/24/24	INR	100,000,000	1,619,786
Housing Development Finance Corp., Ltd. 8.950%, 03/21/23	INR	100,000,000	1,589,777
Power Grid Corp. of India, Ltd. 9.250%, 12/26/15	INR	100,000,000	1,573,665
Delhi International Airport, Ltd. 6.125%, 02/03/22		1,400,000	1,413,304
Axis Bank, Ltd. 7.250%[b], 08/12/21		1,000,000	1,024,220
Rural Electrification Corp., Ltd. 9.340%, 08/25/24	INR	52,000,000	856,747
Power Grid Corp. of India, Ltd., Series B 9.300%, 09/04/24	INR	52,000,000	854,668
Rural Electrification Corp., Ltd. 9.020%, 06/18/19	INR	50,000,000	799,770
Total India			15,923,485
CHINA/HONG KONG: 16.6%
Longfor Properties Co., Ltd. 6.875%, 10/18/19		2,000,000	2,084,500
Shimao Property Holdings, Ltd. 6.625%, 01/14/20		2,000,000	2,017,600
Value Success International, Ltd. 4.750%, 11/04/18	CNY	12,000,000	1,980,664
Yum! Brands, Inc. 5.350%, 11/01/43		2,000,000	1,913,690
MCE Finance, Ltd. 5.000%, 02/15/21		2,000,000	1,900,000
Wynn Macau, Ltd. 5.250%, 10/15/21		1,480,000	1,398,600
Alibaba Group Holding, Ltd. 3.600%, 11/28/24[c]		300,000	288,838
Total China/Hong Kong			11,583,892
INDONESIA: 12.0%
PT Perusahaan Listrik Negara 5.250%, 10/24/42		2,500,000	2,175,000
Theta Capital Pte, Ltd. 7.000%, 05/16/19		1,500,000	1,544,154
Alam Synergy Pte, Ltd. 6.950%, 03/27/20[c]		1,500,000	1,447,500
Jababeka International BV 7.500%, 09/24/19		1,400,000	1,378,213
TBG Global Pte, Ltd. 4.625%, 04/03/18[c]		1,000,000	995,000
Alam Synergy Pte, Ltd. 6.950%, 03/27/20		500,000	482,500
PT Astra Sedaya Finance 8.600%, 02/21/17	IDR	5,000,000,000	369,173
Total Indonesia			8,391,540
	Face Amount*		Value
SRI LANKA: 7.5%
DFCC Bank PLC 9.625%, 10/31/18		2,650,000	$2,784,275
National Savings Bank 5.150%, 09/10/19		2,000,000	1,935,000
National Savings Bank 8.875%, 09/18/18		500,000	541,900
Total Sri Lanka			5,261,175
SINGAPORE: 2.9%
Global Logistic Properties, Ltd. 3.375%, 05/11/16	CNY	12,500,000	2,002,392
Total Singapore			2,002,392
AUSTRALIA: 1.8%
Macquarie Bank, Ltd. 6.625%, 04/07/21		1,100,000	1,258,761
Total Australia			1,258,761
PHILIPPINES: 1.6%
Alliance Global Group, Inc. 6.500%, 08/18/17		1,050,000	1,113,000
Total Philippines			1,113,000
TOTAL NON-CONVERTIBLE CORPORATE BONDS			45,534,245
(Cost $46,766,409)

CONVERTIBLE CORPORATE BONDS: 16.3%

CHINA/HONG KONG: 16.3%
Homeinns Hotel Group, Cnv. 2.000%, 12/15/15		2,800,000	2,751,000
E-House China Holdings, Ltd., Cnv. 2.750%, 12/15/18[c]		2,010,000	1,924,575
Biostime International Holdings, Ltd., Cnv. 0.000%, 02/20/19	HKD	14,000,000	1,709,013
China Singyes Solar Technologies Holdings, Ltd., Cnv. 5.000%, 08/08/19	CNY	9,000,000	1,429,688
Qihoo 360 Technology Co., Ltd., Cnv. 1.750%, 08/15/21[c]		1,500,000	1,383,750
Ctrip.com International, Ltd., Cnv. 1.250%, 10/15/18		1,000,000	1,141,250
Johnson Electric Holdings, Ltd., Cnv. 1.000%, 04/02/21		1,000,000	1,050,000
Total China/Hong Kong			11,389,276
TOTAL CONVERTIBLE CORPORATE BONDS			11,389,276
(Cost $11,217,305)

matthewsasia.com | 800.789.ASIA 9

Matthews Asia Strategic Income Fund  June 30, 2015

Schedule of Investmentsa (unaudited) (continued)

FOREIGN GOVERNMENT OBLIGATIONS: 13.8%

	Face Amount*		Value
SRI LANKA: 5.5%
Sri Lanka Government Bond 8.500%, 06/01/18	LKR	200,000,000	$1,525,788
Sri Lanka Government Bond 8.500%, 04/01/18	LKR	110,000,000	840,194
Sri Lanka Government Bond 8.500%, 07/15/18	LKR	100,000,000	761,641
Sri Lanka Government Bond 8.000%, 11/15/18	LKR	100,000,000	750,970
Total Sri Lanka			3,878,593
INDONESIA: 4.9%
Indonesia Treasury Bond 7.875%, 04/15/19	IDR	20,000,000,000	1,486,983
Indonesia Treasury Bond 6.125%, 05/15/28	IDR	16,000,000,000	985,142
Indonesia Treasury Bond 9.000%, 03/15/29	IDR	12,000,000,000	948,659
Total Indonesia			3,420,784
SOUTH KOREA: 2.3%
Korea Treasury Bond 3.500%, 09/10/16	KRW	1,000,000,000	915,911
Korea Treasury Bond 3.500%, 03/10/24	KRW	400,000,000	388,990
Korea Treasury Bond 4.000%, 09/10/15	KRW	300,000,000	270,217
Total South Korea			1,575,118
SUPRANATIONAL: 1.1%
International Finance Corp. 7.750%, 12/03/16	INR	50,000,000	788,713
Total Supranational			788,713
TOTAL FOREIGN GOVERNMENT OBLIGATIONS			9,663,208
(Cost $9,923,901)

COMMON EQUITIES: 1.3%

	Shares
SINGAPORE: 0.8%
Vicom, Ltd.	118,000	544,946
Total Singapore		544,946
PHILIPPINES: 0.5%
Alliance Global Group, Inc.	780,000	375,486
Total Philippines		375,486
TOTAL COMMON EQUITIES		920,432
(Cost $1,039,054)
TOTAL INVESTMENTS: 96.6%		67,507,161
(Cost $68,946,669d)
CASH AND OTHER ASSETS, LESS LIABILITIES: 3.4%		2,411,314
NET ASSETS: 100.0%		$69,918,475

a  Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b  Variable rate security. The rate represents the rate in effect at June 30, 2015.

c  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund's Board of Directors.

d  Cost for federal income tax purposes is $68,946,669 and net unrealized depreciation consists of:

Gross unrealized appreciation	$724,327
Gross unrealized depreciation	(2,163,835)
Net unrealized depreciation	($1,439,508)

*  All values are in USD unless otherwise noted.

Cnv.  Convertible

CNY  Chinese Renminbi (Yuan)

IDR  Indonesian Rupiah

INR  Indian Rupee

HKD  Hong Kong Dollar

KRW  Korean Won

LKR  Sri Lankan Rupee

USD  U.S. Dollar

See accompanying notes to financial statements.

10 MATTHEWS ASIA FUNDS

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Robert J. Horrocks, PhD

Lead Manager

Kenneth Lowe, CFA

Lead Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MACSX	MICSX
CUSIP	577130206	577130842
Inception	9/12/94	10/29/10
NAV	$18.42	$18.41
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.08%	0.92%

Portfolio Statistics

Total # of Positions	60
Net Assets	$4.0 billion
Weighted Average Market Cap	$34.2 billion
Portfolio Turnover	16.79%[2]

Benchmark

MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation. The Fund also seeks to provide some current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying common stock, preferred stock and other equity securities, and convertible securities as well as fixed-income securities, of any duration or quality, of companies located in Asia, which consists of all countries and markets in Asia, including developed, emerging and frontier countries and markets in the Asian region.

1  Prospectus expense ratios.

2  The lesser of fiscal year 2014 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary

For the first half of 2015, the Matthews Asian Growth and Income Fund gained 3.46% (Investor Class) and 3.55% (Institutional Class), underperforming its benchmark, the MSCI All Country Asia ex Japan Index, which rose 5.59%. For the quarter ending June 30, the Fund gained 1.43% (Investor Class) and 1.51% (Institutional Class) while its benchmark rose 0.65%.

Market Environment:

Monetary policy and politics took center stage during the second quarter of the year, sparking yet further volatility across global markets. In the U.S., following the dropping of the word "patient" from the previous U.S. Federal Reserve policy statement, Fed Chairwoman Janet Yellen further commented that rate rises will be gradual in nature as they wait for more decisive evidence of economic growth. In Europe, Greece once again dominated headlines as the heavily indebted nation defaulted on a repayment to the International Monetary Fund. Despite this, at the time of writing, the Greek government continues to refuse European officials' request for structural reform in order to ensure additional bailout funds. Turning to Asia, China underwent further liquidity injections into the financial system through reserve ratio requirement cuts, interest rate reductions and capital injections into state-owned policy banks. Additionally, the Chinese finance ministry, central bank and banking regulator announced plans to allow commercial banks to use local government bonds that they purchase as collateral for low-cost loans from the central bank in order to increase overall liquidity. All of these measures, alongside yet more retail investor participation and margin lending, led the domestic Chinese and Hong Kong markets to outperform those across the rest of the region. Markets in Southeast Asia were the poorest performers on slowing growth and political woes.

Portfolio Contributors and Detractors:

The largest contributors to Fund performance during the quarter came from our holdings in Hong Kong and China, with our convertible bond in Hong Kong Exchanges & Clearing the strongest of these. The underlying stock was up strongly on increasing average daily turnover as markets rallied and Exchange Traded Funds participation increased. We used this as an opportunity to exit our position as valuations had become stretched at 40X price-to-earnings.* Yum! Brands, the quick service restaurant chain that owns Taco Bell, KFC and Pizza Hut, also performed well as it appears that the reputational damage they suffered from supply chain issues in China is subsiding, and customers are returning to their stores. The stock was also helped after a well-known activist investor took a stake in the company, highlighting potential value realization from a break up of its businesses.

Although the Fund has little exposure to the Philippines, our holding in Globe Telecom, the number two wireless carrier in the market, also helped returns. Increasing smartphone penetration and decreasing competitive intensity on data pricing helped the firm deliver good earnings growth.

The Fund's holdings within Malaysia were the largest detractors to returns, partially due to a challenging political backdrop in the wake of a corruption scandal involving Prime Minister Najib Razak and the state-owned investment fund 1Malaysia Development Bhd (1MDB). Alongside this, the country's exposure to energy prices also created challenges. Additionally, we witnessed stock weakness in holdings, such as commercial bank AMMB, as concerns arise around potential asset quality issues within the financial system.

(continued)

matthewsasia.com | 800.789.ASIA 11

PERFORMANCE AS OF JUNE 30, 2015

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MACSX)	1.43%	3.46%	-2.03%	7.68%	7.49%	8.76%	10.08%	9/12/94
Institutional Class (MICSX)	1.51%	3.55%	-1.86%	7.84%	n.a.	n.a.	5.10%	10/29/10
MSCI AC Asia ex Japan Index[3]	0.65%	5.59%	4.14%	9.87%	7.74%	9.68%	4.33%[4]
Lipper Pacific Region Funds Category Average[5]	1.24%	6.66%	2.78%	10.13%	8.61%	6.79%	4.18%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund's most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	2015			2014
	June	December	Total	June	December	Total
Investor (MACSX)	$0.21	n.a.	n.a.	$0.15	$0.20	$0.35
Inst'l (MICSX)	$0.23	n.a.	n.a.	$0.16	$0.21	$0.38

Note: This table does not include capital gains distributions. Totals may differ by $0.01 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

2.13% (Investor Class) 2.30% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/15, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.46%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 6/30/15 divided by the current price of each equity as of 6/30/15. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 85 for index definition.

4  Calculated from 8/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	Country	% of Net Assets
Jardine Matheson Holdings, Ltd.	Industrials	China/Hong Kong	3.4%
Yum! Brands, Inc.	Consumer Discretionary	China/Hong Kong	2.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	2.9%
AIA Group, Ltd.	Financials	China/Hong Kong	2.8%
Globe Telecom, Inc.	Telecommunication Services	Philippines	2.6%
Singapore Technologies Engineering, Ltd.	Industrials	Singapore	2.5%
United Overseas Bank, Ltd.	Financials	Singapore	2.5%
Ascendas REIT	Financials	Singapore	2.4%
Hang Lung Properties, Ltd.	Financials	China/Hong Kong	2.2%
HSBC Holdings PLC	Financials	China/Hong Kong	2.2%
% OF ASSETS IN TOP TEN			26.4%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

12 MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary (continued)

Notable Portfolio Changes:

The Fund initiated four new positions during the quarter. The first of these was Techtronic Industries, a market-leading power tool and floor care appliance brand owner and manufacturer. We believe the company has fairly strong growth prospects as it continues to win market share from its rivals in both the DIY and professional power tool markets due to its impressive cordless technology and price points. Earnings should also benefit from lower commodity prices and greater efficiencies. The stock is trading at what we believe to be an attractive 17x P/E in light of these growth prospects and a strong balance sheet.

We also initiated positions in Singapore Telecom ("Singtel"), a regional wireless company, Guangdong Investment, and Insurance Australia Group. For Singtel, we believe that the company has an attractive set of quality assets across Asia Pacific that still has room for growth as smartphone and 4G penetration increase, whilst the company continues to better tier pricing. The stock currently provides a healthy combination of both growth potential and income given its yield of about 4% year to date. Guangdong Investment is somewhat similar in nature as the regulated water utility provides a defensive and visible stream of earnings and dividends that are both still growing healthily on continued volume increases and new projects. Insurance Australia Group is the country's largest personal lines insurance company, and as of the end of June offered an attractive 5% yield given an interesting combination of stable cash flow at home and growth options in Asia.

These positions were funded through the sale of our holdings in Hong Kong Exchanges & Clearing, and China Oilfield Services Limited.

Outlook:

The overall demand backdrop across the globe continues to be moderately weak, with Europe particularly challenged by the threat of deflation, leading to little support for Asian exports. Additionally, fairly aggressive credit growth across much of Asia since the Global Financial Crisis of 2008 means that further increases in indebtedness is unlikely to fuel economic growth. In prior commentaries we have noted that many governments throughout the region now have pro-reform regimes in place, and progress within these is vital in order to ensure that the region sees sustainable growth coming from productivity improvements. Although moderately early on in the reigns of many, change has been somewhat slow to materialize, at the very least in relation to what were quite lofty expectations for leaders such as India's Narendra Modi and Indonesia's Joko Widodo. In the latter case, for example, we have seen an array of mixed signals and nationalistic tendencies in what appears to be a man in a weak leadership position.

With these issues in mind, we believe that it is likely that the corporate earnings cycle in Asia will continue to disappoint and suffer further downgrades. A combination of volatile macroeconomic headlines, weak earnings and valuations that are not overly compelling—at about 18.7x P/E on average for the MSCI All Country Asia ex Japan Index on an equal weighted-basis year to date—provide us with reason for caution. More positively, despite this, the Fund looks relatively well-placed given our ethos of buying into what we believe are quality companies at attractive valuations that have the ability to protect our fund holder's capital in more challenging environments.

*  Price-to-Earnings Ratio (P/E Ratio) is a valuation ratio of a company's current share price compared to its per-share earnings and is calculated as the market value per share divided by the Earnings per Share (EPS).

COUNTRY ALLOCATION (%)7

China/Hong Kong	33.1
Singapore	16.5
South Korea	9.2
Malaysia	7.8
Japan	5.6
Australia	4.5
Taiwan	4.2
Thailand	4.2
New Zealand	3.0
Indonesia	3.0
Philippines	2.6
Vietnam	1.7
United Kingdom	1.4
Cash and Other Assets, Less Liabilities	3.2

SECTOR ALLOCATION (%)

Financials	19.2
Consumer Discretionary	17.1
Industrials	16.0
Telecommunication Services	15.2
Consumer Staples	14.2
Information Technology	6.3
Utilities	5.7
Health Care	1.7
Materials	1.4
Cash and Other Assets, Less Liabilities	3.2

MARKET CAP EXPOSURE (%)8

Mega Cap (over $25B)	33.9
Large Cap ($10B–$25B)	21.8
Mid Cap ($3B–$10B)	29.0
Small Cap (under $3B)	12.1
Cash and Other Assets, Less Liabilities	3.2

ASSET TYPE BREAKDOWN (%)9

Common Equities and ADRs	87.9
Convertible Corporate Bonds	6.5
Preferred Equities	2.4
Cash and Other Assets, Less Liabilities	3.2

7  Not all countries where the Fund may invest are included in the benchmark index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

9  Bonds are not included in the MSCI All Country Asia ex Japan Index.

matthewsasia.com | 800.789.ASIA 13

Matthews Asian Growth and Income Fund  June 30, 2015

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 87.9%

	Shares	Value
CHINA/HONG KONG: 28.7%
Jardine Matheson Holdings, Ltd.	2,402,000	$136,175,020
Yum! Brands, Inc.	1,317,300	118,662,384
AIA Group, Ltd.	17,078,600	111,671,128
Hang Lung Properties, Ltd.	30,498,920	90,640,467
HSBC Holdings PLC ADR	1,987,433	89,056,873
Vitasoy International Holdings, Ltd.	49,593,000	84,451,187
CLP Holdings, Ltd.	9,338,700	79,370,101
China Mobile, Ltd. ADR	1,233,400	79,048,606
VTech Holdings, Ltd.	5,885,200	78,052,355
Techtronic Industries Co., Ltd.	21,378,000	69,898,083
Café de Coral Holdings, Ltd.	18,352,000	66,290,742
CK Hutchison Holdings, Ltd.	4,400,172	64,691,242
Guangdong Investment, Ltd.	31,217,000	43,683,322
Cheung Kong Property Holdings, Ltd.[b]	4,400,172	36,499,934
Television Broadcasts, Ltd.	2,213,000	13,132,599
Total China/Hong Kong		1,161,324,043
SINGAPORE: 14.4%
Singapore Technologies Engineering, Ltd.	41,921,425	102,640,929
United Overseas Bank, Ltd.	5,797,000	99,180,737
Ascendas REIT	53,925,000	98,452,352
Singapore Telecommunications, Ltd.	21,686,400	67,677,170
Keppel Corp., Ltd.	9,879,000	60,213,746
SIA Engineering Co., Ltd.	20,761,800	59,190,283
Singapore Post, Ltd.	38,209,000	53,735,043
ARA Asset Management, Ltd.	31,219,210	40,441,777
Total Singapore		581,532,037
MALAYSIA: 7.8%
Genting Malaysia BHD	75,188,700	83,639,567
British American Tobacco Malaysia BHD	4,164,600	68,370,561
AMMB Holdings BHD	40,974,400	65,417,633
Axiata Group BHD	37,993,923	64,422,296
Telekom Malaysia BHD	20,245,551	35,026,107
Total Malaysia		316,876,164
SOUTH KOREA: 6.8%
Kangwon Land, Inc.	2,051,776	67,988,681
KT&G Corp.	743,294	62,997,051
Samsung Electronics Co., Ltd.	54,642	61,996,060
GS Home Shopping, Inc.	227,544	42,801,951
KEPCO Plant Service & Engineering Co., Ltd.	386,300	40,865,480
Total South Korea		276,649,223
JAPAN: 5.6%
Japan Tobacco, Inc.	2,299,400	81,742,011
Lawson, Inc.	1,086,500	74,350,517
KDDI Corp.	3,000,100	72,398,273
Total Japan		228,490,801
	Shares	Value
AUSTRALIA: 4.5%
CSL, Ltd.	1,044,381	$69,625,190
Insurance Australia Group, Ltd.	14,241,305	61,228,782
Woolworths, Ltd.	2,394,197	49,749,694
Total Australia		180,603,666
TAIWAN: 4.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	13,915,187	63,294,891
Chunghwa Telecom Co., Ltd. ADR	1,747,125	55,768,230
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2,296,124	52,144,976
Total Taiwan		171,208,097
THAILAND: 4.2%
Advanced Info Service Public Co., Ltd.	9,595,700	67,998,121
Glow Energy Public Co., Ltd.	21,887,400	55,085,771
BEC World Public Co., Ltd.	40,566,000	44,915,793
Total Thailand		167,999,685
NEW ZEALAND: 3.0%
SKYCITY Entertainment Group, Ltd.	21,703,820	61,751,609
SKY Network Television, Ltd.	15,123,711	61,569,049
Total New Zealand		123,320,658
INDONESIA: 3.0%
PT Telekomunikasi Indonesia Persero ADR	1,621,002	70,335,277
PT Perusahaan Gas Negara Persero	159,343,000	51,469,002
Total Indonesia		121,804,279
PHILIPPINES: 2.6%
Globe Telecom, Inc.	1,862,720	103,621,475
Total Philippines		103,621,475
VIETNAM: 1.7%
Vietnam Dairy Products JSC	13,033,926	67,442,070
Total Vietnam		67,442,070
UNITED KINGDOM: 1.4%
BHP Billiton PLC	2,888,196	56,786,446
Total United Kingdom		56,786,446
TOTAL COMMON EQUITIES		3,557,658,644
(Cost $3,056,798,480)

PREFERRED EQUITIES: 2.4%

SOUTH KOREA: 2.4%
LG Household & Health Care, Ltd., Pfd.	121,855	36,996,804
Hyundai Motor Co., Ltd., Pfd.	355,983	32,534,786
Hyundai Motor Co., Ltd., 2nd Pfd.	318,246	29,927,645
Total South Korea		99,459,235
TOTAL PREFERRED EQUITIES		99,459,235
(Cost $38,549,481)

14 MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund  June 30, 2015

Schedule of Investmentsa (unaudited) (continued)

CONVERTIBLE CORPORATE BONDS: 6.5%

	Face Amount*		Value
CHINA/HONG KONG: 4.4%
Shine Power International, Ltd., Cnv. 0.000%, 07/28/19	HKD	446,000,000	$56,170,379
Johnson Electric Holdings, Ltd., Cnv. 1.000%, 04/02/21		49,750,000	52,237,500
Hengan International Group Co., Ltd., Cnv. 0.000%, 06/27/18	HKD	339,000,000	46,575,846
PB Issuer No. 2, Ltd., Cnv. 1.750%, 04/12/16		21,820,000	21,383,600
Total China/Hong Kong			176,367,325
SINGAPORE: 2.1%
CapitaLand, Ltd., Cnv. 1.950%, 10/17/23	SGD	110,250,000	85,111,510
Total Singapore			85,111,510
TOTAL CONVERTIBLE CORPORATE BONDS			261,478,835
(Cost $265,389,724)
TOTAL INVESTMENTS: 96.8%			3,918,596,714
(Cost $3,360,737,685c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 3.2%			129,922,019
NET ASSETS: 100.0%			$4,048,518,733

a  Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $3,361,040,470 and net unrealized appreciation consists of:

Gross unrealized appreciation	$745,986,047
Gross unrealized depreciation	(188,429,803)
Net unrealized appreciation	$557,556,244

*  All values are in USD unless otherwise noted.

ADR  American Depositary Receipt

BHD  Berhad

Cnv.  Convertible

HKD  Hong Kong Dollar

JSC  Joint Stock Co.

Pfd.  Preferred

REIT  Real Estate Investment Trust

SGD  Singapore Dollar

USD  U.S. Dollar

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 15

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Yu Zhang, CFA	Robert Horrocks, PhD
Lead Manager	Lead Manager
Vivek Tanneeru
Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAPIX	MIPIX
CUSIP	577125107	577130750
Inception	10/31/06	10/29/10
NAV	$16.99	$16.99
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.06%	0.93%
After Fee Waiver and Reimbursement	1.05%[2]	n.a.

Portfolio Statistics

Total # of Positions	72
Net Assets	$5.9 billion
Weighted Average Market Cap	$35.8 billion
Portfolio Turnover	20.06%[3]

Benchmark

MSCI AC Asia Pacific Index

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging and frontier countries and markets in the Asian region. The Fund may also invest in convertible debt and equity securities.

1  Prospectus expense ratios.

2  Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund's average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2016, may be renewed for additional periods not exceeding one year and may be terminated at any time (i) by the Trust on behalf of the Fund or by the Board of Trustees upon 60 days' prior written notice to Matthews; or (ii) by Matthews upon 60 days' prior written notice to the Trust, in each case without payment of any penalty.

3  The lesser of fiscal year 2014 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Dividend Fund

Portfolio Manager Commentary

For the first half of 2015, the Matthews Asia Dividend Fund returned 12.65% (Investor Class) and 12.72% (Institutional Class), outperforming its benchmark, the MSCI All Country Asia Pacific Index, which returned 7.54%. For the quarter ending June 30, the Fund rose 3.69% (Investor Class) and 3.72% (Institutional Class) while its benchmark returned 0.71%. In June, the Fund distributed 18.23 cents per share (Investor Class) and 18.74 cents per share (Institutional Class), bringing its total year-to-date income distribution to 20.08 cents and 21.13 cents per share, respectively.

Market Environment:

During the second quarter of the year, the rapid rally of China's equity market took many investors by surprise. While China's underlying economy has continued to grind gradually slower, China's equity market reacted positively to government policy support, including an easing of monetary policy and financial reform initiatives. On the other hand, a number of other Asian markets, most notably those in Southeast Asia, experienced rather subdued equity performance during the quarter. Share prices came under pressure against a backdrop of weak consumption demand, slowing corporate earnings growth and depreciating local currencies. Markets, such as Indonesia and India, saw some profit-taking, as investor excitement over economic reform prospects began to wane.

Performance Contributors and Detractors:

During the second quarter, our portfolio holdings in Chinese stocks were among the largest contributors to Fund performance. The launch of the Shanghai-Hong Kong Stock Connect Program further opened China's mainland A-share market to foreign investors and at the same time allowed those from the mainland to invest in the offshore Hong Kong market. The new program boosted investor sentiment toward the respective markets. While the most recent pull back of the mainland A-share market, in early July triggered by forced liquidation of leveraged margin accounts, has spilled over into the Hong Kong market, and negatively impacted the share performance of H shares, we remain constructive on our H-share holdings, as we continue to view those names as offering both attractive dividend yields and underappreciated growth prospects.

Fund performance for the second quarter was also helped by BGF Retail and GS Retail, two South Korean convenience store operators, which delivered strong share performance. While their positive same-store-sales figures have been driving up share prices, we also believe the industry is still in its infancy in South Korea, compared with more advanced convenience store markets like Japan. As Korea has an aging demographic and a trend of smaller households, we expect solid, long-term growth to continue for both companies. The firms also appear well-positioned to deliver sustainable dividend growth due to the cash-generative nature of the convenience store business model.

Conversely, India's Tata Motors was the largest detractor to the Fund's performance during the second quarter. Following impressive performance over the last two years, Tata Motor's latest financial results pointed

(continued)

16 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2015

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class (MAPIX)	3.69%	12.65%	6.64%	11.80%	9.89%	10.30%	10/31/06
Institutional Class (MIPIX)	3.72%	12.72%	6.80%	11.95%	n.a.	7.72%	10/29/10
MSCI AC Asia Pacific Index[4]	0.71%	7.54%	3.12%	10.64%	8.30%	3.86%[5]
Lipper Pacific Region Funds Category Average[6]	1.24%	6.66%	2.78%	10.13%	8.61%	4.45%[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund's most recent month-end performance, visit matthewsasia.com.

DISTRIBUTION HISTORY

	2015					2014
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor (MAPIX)	$0.02	$0.18	n.a.	n.a.	n.a.	$0.03	$0.11	$0.17	$0.00	$0.30
Inst'l (MIPIX)	$0.02	$0.19	n.a.	n.a.	n.a.	$0.03	$0.11	$0.17	$0.00	$0.32

Note: This table does not include capital gains distributions but does include return of capital totaling $0.065 (Investor Class) and $0.068 (Institutional Class) for 2014. Totals may differ by $0.01 due to rounding. For distribution history please visit matthewsasia.com.

30-DAY YIELD:

1.59% (Investor Class) 1.72% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/15, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 2.81%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 6/30/15 divided by the current price of each equity as of 6/30/15. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 85 for index definition.

5  Calculated from 10/31/06.

6  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS7

	Sector	Country	% of Net Assets
Japan Tobacco, Inc.	Consumer Staples	Japan	3.7%
Pigeon Corp.	Consumer Staples	Japan	3.4%
Shenzhou International Group Holdings, Ltd.	Consumer Discretionary	China/Hong Kong	3.0%
Hoya Corp.	Health Care	Japan	2.8%
Suntory Beverage & Food, Ltd.	Consumer Staples	Japan	2.5%
LG Chem, Ltd., Pfd.	Materials	South Korea	2.4%
ITOCHU Corp.	Industrials	Japan	2.3%
Sumitomo Mitsui Financial Group, Inc.	Financials	Japan	2.3%
Minth Group, Ltd.	Consumer Discretionary	China/Hong Kong	2.3%
China Construction Bank Corp.	Financials	China/Hong Kong	2.2%
% OF ASSETS IN TOP TEN			26.9%

7  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 17

COUNTRY ALLOCATION (%)8

China/Hong Kong	31.6
Japan	29.3
South Korea	6.6
Singapore	4.9
Australia	4.8
Indonesia	4.6
Taiwan	4.6
Thailand	2.9
India	2.6
Luxembourg	1.7
Philippines	1.4
Vietnam	1.0
Cash and Other Assets, Less Liabilities	4.0

SECTOR ALLOCATION (%)

Consumer Staples	24.5
Consumer Discretionary	16.7
Industrials	13.8
Telecommunication Services	11.9
Financials	11.1
Health Care	6.1
Information Technology	4.4
Utilities	4.0
Materials	3.5
Cash and Other Assets, Less Liabilities	4.0

MARKET CAP EXPOSURE (%)9

Mega Cap (over $25B)	24.6
Large Cap ($10B–$25B)	23.9
Mid Cap ($3B–$10B)	29.6
Small Cap (under $3B)	17.9
Cash and Other Assets, Less Liabilities	4.0

8  Not all countries where the Fund may invest are included in the benchmark index.

9  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia Dividend Fund

Portfolio Manager Commentary (continued)

to early signs of slowing growth in Jaguar Land Rover sales in key markets such as China. Tata's domestic Indian market sales also continued to struggle. To our disappointment, the company also decided to cancel its dividend payments for the latest fiscal year as the losses in its standalone Indian operations constrained the company's ability to pay dividends, even though the consolidated entity continued to be profitable. This latest development has prompted us to further review our investment thesis.

Notable Portfolio Changes:

During the quarter, the Fund initiated several new positions. While we believe certain parts of the Chinese A-share market—mainly small-capitalization companies with unproven business models and stretched valuations—appeared overblown, our dividend-investing approach steered our research efforts toward large-capitalization Chinese A-share companies. Notably, we were attracted to those firms in which see unique business models, strong cash generation ability, and either a proven dividend track record or a potential to increase dividend payouts substantially. Unlike their small-cap peers, valuation multiples for some of these large-cap, blue chip companies continued to be compelling. Two new A-share additions to the portfolio, Daqin Railway, a freight railway asset owner and operator, and Kweichow Moutai, the best-known brand for Chinese white spirits, fit our bill. On the other hand, we exited several holdings, including Link REIT, United Overseas Bank and Yum! Brands, as valuations appeared to become too rich. With their more compressed dividend yields, they have become less attractive as total return investments for us.

Outlook:

Looking ahead to the remainder of the year, slowing economic growth may continue to pose challenges to many Asian economies, and irrational exuberance in certain individual markets could bring increased volatility. However, we remain constructive over the region's long-term growth outlook, and believe individual countries are making some progress to address their own unique set of problems and issues, slowly but surely. We continue to adhere to our dividend-investing approach, and seek companies with strong cash generation ability, prudent capital management policies and clear alignments between majority and minority shareholders. Asia's companies continue to offer compelling opportunities for investors looking for both attractive dividend yield and dividend growth.

18 MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund  June 30, 2015

Consolidated Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 93.5%

	Shares	Value
CHINA/HONG KONG: 31.6%
Shenzhou International Group Holdings, Ltd.	36,841,000	$179,177,803
Minth Group, Ltd.†	60,267,000	134,677,726
China Construction Bank Corp. H Shares	145,985,000	133,161,097
China Mobile, Ltd. ADR	1,635,400	104,812,786
Qualcomm, Inc.	1,635,100	102,406,313
Guangdong Investment, Ltd.	71,350,000	99,843,195
Daqin Railway Co., Ltd. A Shares	38,426,031	86,918,934
Kweichow Moutai Co., Ltd. A Shares[b]	2,089,866	86,750,171
Yuexiu Transport Infrastructure, Ltd.†	109,490,000	78,758,588
China Power International Development, Ltd.	103,202,000	78,578,054
Far East Horizon, Ltd.	78,331,000	74,445,407
Television Broadcasts, Ltd.	11,550,200	68,542,318
Haitian International Holdings, Ltd.	28,970,000	68,008,112
Café de Coral Holdings, Ltd.	17,614,000	63,624,952
Greatview Aseptic Packaging Co., Ltd.†	110,945,000	63,155,530
Shanghai International Airport Co., Ltd. A Shares[c]	12,098,309	61,847,508
Fuyao Glass Industry Group Co., Ltd. H Shares[b]	24,768,400	60,646,481
China Machinery Engineering Corp. H Shares†	53,737,000	57,861,755
HSBC Holdings PLC ADR	1,277,791	57,257,815
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. B Shares	17,071,624	54,492,624
Jiangsu Expressway Co., Ltd. H Shares	39,640,000	52,004,532
Hopewell Holdings, Ltd.	12,600,500	46,133,478
HKBN, Ltd.[b]	42,083,623	43,758,216
China Mobile, Ltd.	1,379,000	17,642,809
Guotai Junan Securities Co., Ltd. A Shares[b,c]	8,000	44,302
Total China/Hong Kong		1,874,550,506
JAPAN: 29.3%
Japan Tobacco, Inc.	6,220,400	221,130,733
Pigeon Corp.†	6,435,700	202,679,268
Hoya Corp.	4,116,600	164,868,745
Suntory Beverage & Food, Ltd.	3,779,300	150,457,615
ITOCHU Corp.	10,359,400	136,818,836
Sumitomo Mitsui Financial Group, Inc.	3,057,900	136,135,272
Bridgestone Corp.	3,434,900	126,962,800
Kao Corp.	2,570,400	119,541,563
Toyo Suisan Kaisha, Ltd.	2,795,000	101,841,031
Toyota Motor Corp.	1,468,800	98,288,106
NTT DoCoMo, Inc.	5,118,600	98,269,759
Skylark Co., Ltd.	4,528,600	59,655,699
Lawson, Inc.	815,100	55,778,284
Anritsu Corp.†	7,304,500	49,241,185
Toyota Motor Corp. ADR	104,721	14,006,434
Total Japan		1,735,675,330
	Shares	Value
SINGAPORE: 4.9%
Singapore Technologies Engineering, Ltd.	30,906,000	$75,670,628
CapitaLand Retail China Trust, REIT†	44,079,400	56,884,936
Super Group, Ltd.	51,979,000	42,813,275
Ascendas REIT	21,614,400	39,462,003
ARA Asset Management, Ltd.	29,964,660	38,816,617
Ascendas India Trust†	55,065,000	36,591,436
Total Singapore		290,238,895
AUSTRALIA: 4.8%
Ansell, Ltd.	4,791,085	88,879,940
Spotless Group Holdings, Ltd.	48,598,387	78,229,234
Primary Health Care, Ltd.	17,034,772	66,117,922
Breville Group, Ltd.†	10,847,453	51,959,652
Total Australia		285,186,748
INDONESIA: 4.6%
PT United Tractors	50,193,000	76,550,535
PT Perusahaan Gas Negara Persero	179,997,000	58,140,402
PT Telekomunikasi Indonesia Persero	254,438,500	55,771,459
PT Telekomunikasi Indonesia Persero ADR	1,140,834	49,500,787
PT Bank Rakyat Indonesia Persero	41,611,746	32,206,153
Total Indonesia		272,169,336
TAIWAN: 4.6%
Chunghwa Telecom Co., Ltd. ADR	3,653,301	116,613,368
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,005,040	90,954,458
St. Shine Optical Co., Ltd.†	2,674,000	42,504,986
Taiwan Semiconductor Manufacturing Co., Ltd.	4,646,469	21,135,019
Total Taiwan		271,207,831
SOUTH KOREA: 4.1%
KT&G Corp.	1,481,716	125,581,180
BGF Retail Co., Ltd.	462,216	66,215,145
GS Retail Co., Ltd.	1,288,580	53,910,709
Total South Korea		245,707,034
THAILAND: 2.9%
Thai Beverage Public Co., Ltd.	175,591,000	99,737,539
Total Access Communication Public Co., Ltd. NVDR	19,350,300	47,594,545
Total Access Communication Public Co., Ltd.	10,420,700	25,631,048
Total Thailand		172,963,132
INDIA: 2.6%
ITC, Ltd.	13,250,000	65,492,751
Bharti Infratel, Ltd.	8,846,586	61,905,364
Tata Motors, Ltd.—A—DVR	6,702,106	27,388,238
Total India		154,786,353

matthewsasia.com | 800.789.ASIA 19

Matthews Asia Dividend Fund  June 30, 2015

Consolidated Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
LUXEMBOURG: 1.7%
L'Occitane International SA	36,075,000	$102,851,365
Total Luxembourg		102,851,365
PHILIPPINES: 1.4%
Globe Telecom, Inc.	1,503,820	83,656,184
Total Philippines		83,656,184
VIETNAM: 1.0%
Vietnam Dairy Products JSC	11,228,882	58,102,144
Total Vietnam		58,102,144
TOTAL COMMON EQUITIES		5,547,094,858
(Cost $4,545,252,204)

PREFERRED EQUITIES: 2.5%

SOUTH KOREA: 2.5%
LG Chem, Ltd., Pfd.	860,900	145,000,980
Total South Korea		145,000,980
TOTAL PREFERRED EQUITIES		145,000,980
(Cost $75,570,675)
TOTAL INVESTMENTS: 96.0%		5,692,095,838
(Cost $4,620,822,879d)
CASH AND OTHER ASSETS, LESS LIABILITIES: 4.0%		238,763,927
NET ASSETS: 100.0%		$5,930,859,765

a  Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Security held by Matthews ADF-U Series.

d  Cost for federal income tax purposes is $4,621,396,706 and net unrealized appreciation consists of:

Gross unrealized appreciation	$1,382,492,213
Gross unrealized depreciation	(311,793,081)
Net unrealized appreciation	$1,070,699,132

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

DVR  Differential Voting Right

JSC  Joint Stock Co.

NVDR  Non-voting Depositary Receipt

Pfd.  Preferred

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

20 MATTHEWS ASIA FUNDS

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Yu Zhang, CFA

Lead Manager

Sherwood Zhang, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MCDFX	MICDX
CUSIP	577125305	577130735
Inception	11/30/09	10/29/10
NAV	$16.15	$16.15
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.19%	1.01%

Portfolio Statistics

Total # of Positions	51
Net Assets	$229.9 million
Weighted Average Market Cap	$33.3 billion
Portfolio Turnover	25.43%[2]

Benchmark

MSCI China Index

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in China. China includes its administrative and other districts, such as Hong Kong. The Fund may also invest in convertible debt and equity securities.

1  Prospectus expense ratios.

2  The lesser of fiscal year 2014 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews China Dividend Fund

Portfolio Manager Commentary

For the first half of 2015, the Matthews China Dividend Fund rose 22.74% (Investor Class) and 22.78% (Institutional Class), outperforming its benchmark, the MSCI China Index, which returned 14.84%. For the quarter ending June 30, the Fund returned 14.68% (Investor Class) and 14.72% (Institutional Class), while its benchmark was up 6.22%.

Market Environment:

China's equity market experienced another roller coaster ride during the second quarter of the year. Market participants were initially encouraged by the successful launch of the Shanghai—Hong Kong Stock Connect Program, as well as plans for the launch of another linkage between the Hong Kong and Shenzhen exchanges. On the monetary policy front, China's central bank cut interest rates twice during the quarter, and also cut the reserve requirement ratio by another one percentage point. Retail investors pushed China's A-share market to a seven-year high, as if convinced that its fountain of wealth would never dry up.

However, when the market sensed hesitation in further monetary easing by the central bank and Chinese securities regulators began clamping down on unregulated margin financing activities in June, the A-share market began to sharply correct. The bearish sentiment quickly spread into the Hong Kong market, and we also saw a global sell-off triggered by economic uncertainty in Greece. Chinese equities listed on the Hong Kong exchange suffered a heavy sell off into quarter end.

Performance Contributors and Detractors:

During the quarter, the top two contributors to Fund performance were Boer Power, an integrated electrical distribution system provider, and Shanghai Jinjiang International Hotels Development, a budget hotel chain operator. The two holdings continued to lead portfolio contributions for the industrials and consumer discretionary sectors. China Power International Development, an independent power generation firm that we added in the first quarter of the year, was also among the top contributors to Fund performance during the quarter. The market is becoming somewhat less concerned about the electricity price cuts mandated by the government, and is instead turning bullish on China's electricity system reform and the pace of acquisition opportunities from China Power International Development's parent company.

Conversely, the market sold down Hong Kong telecom operator HKBN during the quarter, making it the largest drag on Fund performance as investors worried that competition in Hong Kong's broadband market could heat up. We first added HKBN during its initial public offering in March, and continue to hold that company as we believe the low-cost leader should be able to withstand market share competition over the long term.

Notable Portfolio Changes:

During the quarter, the Fund began utilizing the Shanghai—Hong Kong Stock Connect Program to invest in China's A-share market. We added: Shanghai International Airport, Daqin Railway, Kweichow Moutai and Shanghai Jahwa United. The firms hold both leading industry positions

(continued)

matthewsasia.com | 800.789.ASIA 21

PERFORMANCE AS OF JUNE 30, 2015

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Year	5 Year	Since Inception	Inception Date
Investor Class (MCDFX)	14.68%	22.74%	25.14%	17.65%	13.12%	12.35%	11/30/09
Institutional Class (MICDX)	14.72%	22.78%	25.28%	17.88%	n.a.	10.73%	10/29/10
MSCI China Index[3]	6.22%	14.84%	24.95%	15.18%	7.72%	5.80%[4]
Lipper China Region Funds Category Average[5]	7.64%	14.90%	22.40%	14.31%	8.30%	6.28%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund's most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	2015			2014
	June	December	Total	June	December	Total
Investor (MCDFX)	$0.27	n.a.	n.a.	$0.16	$0.20	$0.36
Inst'l (MICDX)	$0.28	n.a.	n.a.	$0.17	$0.21	$0.38

Note: This table does not include capital gains distributions. Totals may differ by $0.01 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

1.50% (Investor Class) 1.62% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/15, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 2.77%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 6/30/15 divided by the current price of each equity as of 6/30/15. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 85 for index definition.

4  Calculated from 11/30/09.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
China Merchants Bank Co., Ltd.	Financials	3.2%
China Construction Bank Corp.	Financials	3.2%
Boer Power Holdings, Ltd.	Industrials	3.0%
Kweichow Moutai Co., Ltd.	Consumer Staples	2.8%
Huishang Bank Corp., Ltd.	Financials	2.7%
New Oriental Education & Technology Group, Inc.	Consumer Discretionary	2.7%
China Power International Development, Ltd.	Utilities	2.7%
Shenzhou International Group Holdings, Ltd.	Consumer Discretionary	2.6%
Shanghai Jahwa United Co., Ltd.	Consumer Staples	2.4%
Daqin Railway Co., Ltd.	Industrials	2.3%
% OF ASSETS IN TOP TEN		27.6%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

22 MATTHEWS ASIA FUNDS

Matthews China Dividend Fund

Portfolio Manager Commentary (continued)

and attractive valuations. In addition, we also added CITIC Telecom International, a leading telecom operator in Macau, as we aim to increase exposure to stable dividend-paying businesses. During the quarter, we exited Shanghai Baosight Software, Link REIT and BAIOO Family Interactive, mainly for valuation concerns.

Outlook:

The speed and magnitude of the correction in China's domestic A-share market led by small-cap companies took many market participants by surprise late in the quarter. Hopefully, both retail investors and regulators could draw an important, albeit painful, lesson about speculating using leverage. And if Chinese authorities continue to enact reforms and further open its equities market to international investors, a healthier market with lower retail speculation and higher participation from institutional investors could be a silver lining to the recent turmoil. China's middle class needs a true capital market in which to invest its wealth. Meanwhile, we will continue to look for stable businesses with high levels of sustainable payout during this volatile period as the current market turmoil leaves China's central bank with limited options other than to continue its monetary easing. Such policies, in turn, should make high dividend-paying stocks more attractive.

COUNTRY ALLOCATION (%)7

China/Hong Kong	83.7
Taiwan	8.5
Singapore	1.1
Cash and Other Assets, Less Liabilities	6.7

SECTOR ALLOCATION (%)

Industrials	23.2
Financials	17.7
Consumer Discretionary	13.6
Consumer Staples	11.1
Information Technology	8.4
Telecommunication Services	6.1
Utilities	4.3
Health Care	3.8
Energy	3.0
Materials	2.1
Cash and Other Assets, Less Liabilities	6.7

MARKET CAP EXPOSURE (%)8

Mega Cap (over $25B)	19.8
Large Cap ($10B–$25B)	2.0
Mid Cap ($3B–$10B)	33.9
Small Cap (under $3B)	37.6
Cash and Other Assets, Less Liabilities	6.7

7  Not all countries where the Fund may invest are included in the benchmark index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 23

Matthews China Dividend Fund  June 30, 2015

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 93.3%

	Shares	Value
INDUSTRIALS: 23.2%
Electrical Equipment: 5.1%
Boer Power Holdings, Ltd.	3,287,000	$6,948,066
Voltronic Power Technology Corp.	375,850	4,736,935
		11,685,001
Road & Rail: 3.3%
Daqin Railway Co., Ltd. A Shares	2,353,614	5,323,829
Guangshen Railway Co., Ltd. H Shares	2,454,000	1,349,650
Guangshen Railway Co., Ltd. ADR	37,100	1,014,314
		7,687,793
Transportation Infrastructure: 3.0%
Yuexiu Transport Infrastructure, Ltd.	6,606,000	4,751,842
Shanghai International Airport Co., Ltd. A Shares	403,264	2,059,541
		6,811,383
Machinery: 2.8%
Shanghai Mechanical and Electrical Industry Co., Ltd. B Shares	1,583,560	4,861,529
Haitian International Holdings, Ltd.	705,000	1,655,013
		6,516,542
Marine: 2.3%
SITC International Holdings Co., Ltd.	7,876,000	5,198,973
Construction & Engineering: 2.0%
China Machinery Engineering Corp. H Shares	4,390,000	4,726,968
Professional Services: 1.7%
Sporton International, Inc.	577,070	3,892,476
Industrial Conglomerates: 1.6%
Hopewell Holdings, Ltd.	996,500	3,648,427
Air Freight & Logistics: 1.4%
Shenzhen Chiwan Petroleum B Shares[b]	1,131,368	3,259,148
Total Industrials		53,426,711
FINANCIALS: 17.7%
Banks: 10.3%
China Merchants Bank Co., Ltd. H Shares	2,513,500	7,300,865
China Construction Bank Corp. H Shares	7,961,000	7,261,674
Huishang Bank Corp., Ltd. H Shares	12,075,000	6,273,004
HSBC Holdings PLC ADR	64,100	2,872,321
		23,707,864
Capital Markets: 2.3%
China Everbright, Ltd.	1,490,000	5,159,600
Diversified Financial Services: 2.0%
Far East Horizon, Ltd.	4,906,000	4,662,639
Real Estate Management & Development: 2.0%
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. B Shares	1,441,679	4,601,839
	Shares	Value
Real Estate Investment Trusts (REITS): 1.1%
CapitaLand Retail China Trust, REIT	1,941,000	$2,504,881
Total Financials		40,636,823
CONSUMER DISCRETIONARY: 13.6%
Auto Components: 4.0%
Minth Group, Ltd.	2,266,000	5,063,795
Fuyao Glass Industry Group Co., Ltd. H Shares[b]	1,662,400	4,070,457
		9,134,252
Hotels, Restaurants & Leisure: 3.0%
Café de Coral Holdings, Ltd.	1,216,000	4,392,412
Shanghai Jinjiang International Hotels Development Co., Ltd. B Shares	583,609	1,658,006
Xiao Nan Guo Restaurants Holdings, Ltd.[b]	7,834,000	933,965
		6,984,383
Diversified Consumer Services: 2.7%
New Oriental Education & Technology Group, Inc. ADR[b]	254,000	6,228,080
Textiles, Apparel & Luxury Goods: 2.6%
Shenzhou International Group Holdings, Ltd.	1,238,000	6,021,067
Media: 1.3%
Television Broadcasts, Ltd.	505,700	3,000,974
Total Consumer Discretionary		31,368,756
CONSUMER STAPLES: 11.1%
Beverages: 4.6%
Kweichow Moutai Co., Ltd. A Shares[b]	156,003	6,475,672
Yantai Changyu Pioneer Wine Co., Ltd. B Shares	976,327	4,019,144
		10,494,816
Personal Products: 2.3%
Shanghai Jahwa United Co., Ltd. A Shares	775,693	5,411,850
Food & Staples Retailing: 2.3%
Shanghai Bailian Group Co., Ltd. B Shares	2,369,677	5,208,055
Food Products: 1.9%
Vitasoy International Holdings, Ltd.	2,614,000	4,451,342
Total Consumer Staples		25,566,063
INFORMATION TECHNOLOGY: 8.4%
Communications Equipment: 3.9%
Qualcomm, Inc.	78,100	4,891,403
Sercomm Corp.	2,043,000	4,117,325
		9,008,728
Electronic Equipment, Instruments & Components: 2.0%
Sunny Optical Technology Group Co., Ltd.	2,058,000	4,479,649
Software: 1.4%
Chanjet Information Technology Co., Ltd. H Shares	949,400	3,316,233

24 MATTHEWS ASIA FUNDS

Matthews China Dividend Fund  June 30, 2015

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
Semiconductors & Semiconductor Equipment: 1.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	527,000	$2,397,122
Total Information Technology		19,201,732
TELECOMMUNICATION SERVICES: 6.1%
Diversified Telecommunication Services: 3.8%
CITIC Telecom International Holdings, Ltd.	10,085,000	4,675,897
HKBN, Ltd.[b]	3,987,957	4,146,646
		8,822,543
Wireless Telecommunication Services: 2.3%
China Mobile, Ltd. ADR	81,530	5,225,258
Total Telecommunication Services		14,047,801
UTILITIES: 4.3%
Independent Power and Renewable Electricity Producers: 2.7%
China Power International Development, Ltd.	8,012,000	6,100,341
Water Utilities: 1.6%
Guangdong Investment, Ltd.	2,644,000	3,699,865
Total Utilities		9,800,206
HEALTH CARE: 3.8%
Pharmaceuticals: 2.0%
Tianjin ZhongXin Pharmaceutical Group Corp., Ltd. S Shares	2,966,200	4,567,800
Health Care Equipment & Supplies: 1.8%
Pacific Hospital Supply Co., Ltd.	1,333,000	2,655,303
St. Shine Optical Co., Ltd.	91,811	1,459,396
		4,114,699
Total Health Care		8,682,499
ENERGY: 3.0%
Oil, Gas & Consumable Fuels: 1.6%
PetroChina Co., Ltd. H Shares	3,312,000	3,688,565
Energy Equipment & Services: 1.4%
Hilong Holding, Ltd.	10,826,000	3,134,341
Total Energy		6,822,906
MATERIALS: 2.1%
Containers & Packaging: 2.1%
Greatview Aseptic Packaging Co., Ltd.	8,688,000	4,945,651
Total Materials		4,945,651
TOTAL INVESTMENTS: 93.3%		214,499,148
(Cost $185,055,077c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 6.7%		15,406,138
NET ASSETS: 100.0%		$229,905,286

a  Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $185,076,983 and net unrealized appreciation consists of:

Gross unrealized appreciation	$37,294,706
Gross unrealized depreciation	(7,872,541)
Net unrealized appreciation	$29,422,165

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 25

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Kenneth Lowe, CFA
Lead Manager
Michael J. Oh, CFA	Sharat Shroff, CFA
Co-Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MAFSX	MIFSX
CUSIP	577125701	577125800
Inception	4/30/13	4/30/13
NAV	$9.92	$9.95
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	2.16%	1.94%
After Fee Waiver and Reimbursement[2]	1.50%	1.25%

Portfolio Statistics

Total # of Positions	29
Net Assets	$15.5 million
Weighted Average Market Cap	$43.3 billion
Portfolio Turnover	24.12%[3]

Benchmark

MSCI AC Asia ex Japan Index

OBJECTIVE

Long term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region.

1  Prospectus expense ratios.

2  Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25%, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or to exceed any other agreed upon expense limitation for that year. This agreement will remain in place until April 30, 2016, may be renewed for additional periods not exceeding one year and may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days' written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3  The lesser of fiscal year 2014 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Focus Fund

Portfolio Manager Commentary

For the first half of 2015, the Matthews Asia Focus Fund returned –0.90% (Investor and Institutional Class), underperforming its benchmark, the MSCI All Country Asia ex Japan Index, which rose 5.59%. For the quarter ending June 30, the Fund fell –4.16% (Investor Class) and –4.14% (Institutional Class) while its benchmark returned 0.65%.

Market Environment:

Politics and monetary policies were once more at the forefront of short-term market movements throughout much of the globe. In the U.S., policy normalization still appears to be in the distance as Fed Chairwoman Janet Yellen emphasized the need for a shallow rate hike path as economic data continues to improve. In Europe, Greece missed a 1.5 billion euro payment to the International Monetary Fund, forcing it to impose capital controls as, at the time of writing, it refuses the structural reform requests of European officials required to ensure additional bailout funds. Turning to Asia, Chinese policy has been the primary driver of markets as the central bank underwent additional liquidity injections into the financial system through cuts in the reserve requirement ratio and in interest rates, whilst also providing the state-owned policy banks with more capital. Additionally, the finance ministry, central bank and banking regulator jointly announced plans to allow commercial banks to use the local government bonds that they have purchased as collateral for low-interest loans from the central bank, allowing a further boost to system liquidity. As the Chinese government actively support markets, retail participation has also grown and been compounded by increases in margin lending. All of these factors led mainland Chinese and Hong Kong markets to be the strongest performers in the second quarter, heavily outperforming markets in Southeast Asia as they struggled due to sputtering growth and political challenges.

Performance Contributors and Detractors:

The second quarter was somewhat challenging for the Fund, with some of the largest detractors to performance coming from Southeast Asia yet again. Our holdings in Indonesia were particularly weak, with the Indonesian market suffering from concerns that President Joko Widodo's initial reform-oriented plans appear to be challenging to enact given his weak political position. Bank Rakyat Indonesia Persero, in particular, struggled as earnings expectations were impacted by weaker economic growth, causing asset quality issues, alongside caps on interest rates to certain asset classes that may hurt interest income. Our holding in regional conglomerate Jardine Matheson was also hit by the weak Indonesian macroeconomic backdrop as its subsidiary, Astra International, is seeing weaker car and motorcycle demand. The stock has also been hurt by a technical issue as its lack of daily liquidity may force it out of the local Singapore index.

Beyond Indonesia, our holding in Tata Motors gave up some of its gains from the last few years as China volumes are weaker-than-expected for the first time. This has led to an increase in inventories and dealership incentives that may cause some margin pressure for the company in the short term.

Our Australia holdings were also weak. Ansell, a health and safety protection solutions company, has suffered from concerns that a weak euro will provide a headwind to earnings given its cost base is largely in U.S. dollars.

Among the largest contributors to returns were some of the Fund's core holdings such as Yum! Brands and AIA Group. According to the

(continued)

26 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2015

				Average Annual Total Returns
	3 Months	YTD	1 Year	Since Inception	Inception Date
Investor Class (MAFSX)	-4.16%	-0.90%	-2.32%	0.33%	4/30/13
Institutional Class (MIFSX)	-4.14%	-0.90%	-2.05%	0.58%	4/30/13
MSCI AC Asia ex Japan Index[4]	0.65%	5.59%	4.14%	5.88%
Lipper Pacific ex Japan Funds Category Average[5]	-0.25%	4.27%	0.56%	3.14%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 85 for index definition.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	Country	% of Net Assets
AIA Group, Ltd.	Financials	China/Hong Kong	6.2%
Jardine Matheson Holdings, Ltd.	Industrials	China/Hong Kong	5.6%
Baidu, Inc.	Information Technology	China/Hong Kong	4.3%
Singapore Telecommunications, Ltd.	Telecommunication Services	Singapore	4.1%
Yum! Brands, Inc.	Consumer Discretionary	China/Hong Kong	4.1%
Samsonite International SA	Consumer Discretionary	China/Hong Kong	4.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	3.6%
Mead Johnson Nutrition Co.	Consumer Staples	USA	3.5%
Samsung Electronics Co., Ltd.	Information Technology	South Korea	3.3%
Techtronic Industries Co., Ltd.	Consumer Discretionary	China/Hong Kong	3.3%
% OF ASSETS IN TOP TEN			42.1%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 27

COUNTRY ALLOCATION (%)7

China/Hong Kong	40.8
Singapore	9.5
Malaysia	8.9
Australia	6.0
Indonesia	4.8
Thailand	4.8
Taiwan	3.6
United States	3.5
South Korea	3.4
Switzerland	3.2
India	2.9
United Kingdom	1.7
Cash and Other Assets, Less Liabilities	6.9

SECTOR ALLOCATION (%)

Financials	24.4
Consumer Discretionary	20.8
Information Technology	14.3
Industrials	10.9
Telecommunication Services	9.2
Consumer Staples	8.7
Health Care	3.1
Materials	1.7
Cash and Other Assets, Less Liabilities	6.9

MARKET CAP EXPOSURE (%)8

Mega Cap (over $25B)	46.5
Large Cap ($10B–$25B)	19.9
Mid Cap ($3B–$10B)	20.7
Small Cap (under $3B)	6.0
Cash and Other Assets, Less Liabilities	6.9

7  Not all countries where the Fund may invest are included in the benchmark index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia Focus Fund

Portfolio Manager Commentary (continued)

management of Yum, all signs point to a recovery within Chinese demand after another supply problem last year. This, alongside activist investor involvement highlighting the latent value in the various brands, has helped the stock move upward. For AIA Group, operational delivery on earnings, capital generation and value of new business growth continue to be strong.

Notable Portfolio Changes:

During the quarter, the Fund added two new holdings. The first of these was Techtronic Industries, a world leader in power tool and floor care appliances. Formerly a white label manufacturer, we believe an excellent management team has transformed the company into a strong player in both the DIY and professional sectors of power tools through brands such as Ryobi and Milwaukee. We expect that growth will continue to be strong on further market share wins through their impressive cordless technology, alongside manufacturing efficiencies. In conjunction with having a fairly wide economic moat, the company also boasts a strong balance sheet and an attractive valuation at 17.2x price-to-earnings (P/E) ratio* with the potential for mid-teens growth.

The Fund also added Thai telecom company, Intouch Holdings. Intouch's subsidiary, Advanced Info Services, boasts the largest network and customer base in the country. Further, we expect attractive earnings and cash flow growth to come from increasing data revenues and cost savings from a change in network structure. Despite having an attractive growth profile, due to regulatory noise, the stock was yielding around 6.6% when we purchased it.

These new holdings were funded through the sale of Australia mining explosives company Orica and Malaysian commercial bank AMMB due to our weakening conviction in both names.

Outlook:

The outlook for economic growth throughout much of the globe remains fairly tepid, particularly in Europe as policymakers attempt to deal with deflationary forces and heavily indebted nations. Further, the bulk of Asian countries have engaged in fairly aggressive credit growth since the step change in global monetary policy after the financial crisis of 2008. These two points leave exports and credit expansion as unlikely to be large drivers of nearer-term economic growth for the region, placing the emphasis of sustainable improvements on supply-side reform sparking productivity gains. We have commented previously that many reform-oriented regimes have been put into place throughout the last couple of years. This has been pleasing, but substantial progress on fundamental change has struggled to materialize at an appropriate pace in certain geographies, albeit against what we believe were fairly unrealistic expectations at the outset.

Given this backdrop, it is likely that both economic and corporate earnings growth across Asia will remain sluggish. Compounding this is the fact that valuations are not particularly compelling at an 18.7x P/E ratio on average for the MSCI All Country Asia ex Japan Index on an equal weighted-basis year to date. Although this appears fairly bleak, it ultimately emphasizes the need for active stock-picking within a region that, despite its challenges, we believe still has a wealth of opportunities. The Fund's lack of exposure to the "hot" themes of the day over the last few years leaves our portfolio at an attractive 14x P/E ratio for companies that we believe should be able to deliver attractive economic value creation that will compound over market cycles to the benefit of minority shareholders.

*  Price-to-Earnings Ratio (P/E Ratio) is a valuation ratio of a company's current share price compared to its per-share earnings and is calculated as the market value per share divided by the Earnings per Share (EPS).

28 MATTHEWS ASIA FUNDS

Matthews Asia Focus Fund  June 30, 2015

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 93.1%

	Shares	Value
CHINA/HONG KONG: 40.8%
AIA Group, Ltd.	147,600	$965,106
Jardine Matheson Holdings, Ltd.	15,200	861,724
Baidu, Inc. ADR[b]	3,337	664,330
Yum! Brands, Inc.	7,050	635,064
Samsonite International SA	183,600	633,893
Techtronic Industries Co., Ltd.	158,500	518,236
HSBC Holdings PLC	55,200	495,544
VTech Holdings, Ltd.	35,500	470,818
CK Hutchison Holdings, Ltd.	28,728	422,358
Hang Lung Group, Ltd.	93,000	409,339
Cheung Kong Property Holdings, Ltd.[b]	28,728	238,302
Total China/Hong Kong		6,314,714
SINGAPORE: 9.5%
Singapore Telecommunications, Ltd.	205,000	639,748
United Overseas Bank, Ltd.	25,000	427,724
Singapore Technologies Engineering, Ltd.	166,500	407,661
Total Singapore		1,475,133
MALAYSIA: 8.9%
Genting Malaysia BHD	431,800	480,332
Axiata Group BHD	264,500	448,485
Guinness Anchor BHD	118,400	447,675
Total Malaysia		1,376,492
AUSTRALIA: 6.0%
Ansell, Ltd.	25,795	478,526
Insurance Australia Group, Ltd.	104,938	451,168
Total Australia		929,694
INDONESIA: 4.8%
PT Bank Rakyat Indonesia Persero	506,600	392,092
PT Indofood Sukses Makmur	726,300	357,394
Total Indonesia		749,486
THAILAND: 4.8%
Kasikornbank Public Co., Ltd.	70,500	393,319
Intouch Holdings Public Co., Ltd. NVDR	148,500	342,596
Total Thailand		735,915
TAIWAN: 3.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	124,000	564,029
Total Taiwan		564,029
UNITED STATES: 3.5%
Mead Johnson Nutrition Co.	5,968	538,433
Total United States		538,433
SOUTH KOREA: 3.4%
Samsung Electronics Co., Ltd.	457	518,506
Total South Korea		518,506
	Shares	Value
SWITZERLAND: 3.2%
Cie Financiere Richemont SA	6,182	$502,460
Total Switzerland		502,460
INDIA: 2.9%
Tata Motors, Ltd.	66,381	449,789
Total India		449,789
UNITED KINGDOM: 1.7%
BHP Billiton PLC	13,563	266,670
Total United Kingdom		266,670
TOTAL INVESTMENTS: 93.1%		14,421,321
(Cost $14,576,223c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 6.9%		1,068,744
NET ASSETS: 100.0%		$15,490,065

a  Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $14,650,506 and net unrealized depreciation consists of:

Gross unrealized appreciation	$968,894
Gross unrealized depreciation	(1,198,079)
Net unrealized depreciation	($229,185)

ADR  American Depositary Receipt

BHD  Berhad

NVDR  Non-voting Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 29

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Taizo Ishida

Lead Manager

Sharat Shroff, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MPACX	MIAPX
CUSIP	577130867	577130776
Inception	10/31/03	10/29/10
NAV	$22.05	$22.17
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.11%	0.91%

Portfolio Statistics

Total # of Positions	66
Net Assets	$990.6 million
Weighted Average Market Cap	$25.8 billion
Portfolio Turnover	22.24%[2]

Benchmark

MSCI AC Asia Pacific Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging and frontier countries and markets in the Asian region. The Fund may also invest in the convertible securities, of any duration or quality, of Asian companies.

1  Prospectus expense ratios.

2  The lesser of fiscal year 2014 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Growth Fund

Portfolio Manager Commentary

For the first half of 2015, the Matthews Asia Growth Fund gained 4.50% (Investor Class) and 4.63% (Institutional Class), underperforming its benchmark, the MSCI All Country Asia Pacific Index, which returned 7.54%. For the quarter ending June 30, the Fund fell –2.04% (Investor Class) and –1.99% (Institutional Class) while its benchmark returned 0.71%.

Market Environment:

During the second quarter of the year, global equity markets continued to focus on politics and monetary policy, particularly the potential for a U.S. Federal rates rise and further risks imposed by the situation involving Greece. Emerging markets were weaker than developed markets globally during the first half of 2015, including in Asia. One of the weakest markets was Indonesia, which declined approximately 16% during the quarter because of weaker-than-expected earnings and GDP growth. Its market was negatively impacted by a perceived lack of leadership from President Jokowi, and concerns that his initial reform-oriented plans appear to be challenging to enact. The market also struggled as inflation re-emerged during the quarter. On the other hand, Asia's frontier markets held up. We saw flat performance in Sri Lanka, and almost double-digit performance in Vietnam and Pakistan. Japan continued to be among the few bright spots in global equity markets as renewed enthusiasm surrounding its corporate governance code continued to push the market up. Early in the first half of the year, we saw a strong rally in Chinese stocks in response to the launch of the Shanghai—Hong Kong Stock Connect Program.

Performance Contributors and Detractors:

For the second quarter, the majority of our top 10 contributors to Fund performance were our Japanese holdings, including Benefit One. The firm provides a variety of benefit programs to corporate employees in areas such as education, health care, leisure and shopping. The stock has done well due to a strong increase in membership.

By country, Chinese holdings also benefited performance, including Shenzhou International Group Holdings, one of the biggest and best apparel manufacturers for leading global brands like Nike, Adidas and Uniqlo. Shenzhou International's stock has been a long-term holding in our portfolio for over five years. The firm has benefited from a better mix of sales, including more sportswear apparel, as well as from stable or lower input prices. It has a newly constructed fabric mill in Vietnam, which is key to its future expansion, and we continue to expect further growth opportunities for this company.

The biggest detractors to Fund performance came from our holdings in Indonesia and the Philippines as we saw currency weakness and softer domestic demand. The portfolio's overweight in Indonesia and the Philippines, compared to the benchmark, contributed to its relative underperformance for the second quarter. Astra International, an Indonesian conglomerate, and Bank Rakyat Indonesia Persero were among the leading detractors to Fund performance. Bank Rakyat, in particular, struggled due to weaker first quarter earnings results and the slowing economy.

    (continued)

30 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2015

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MPACX)	-2.04%	4.50%	2.15%	12.10%	10.03%	8.70%	9.69%	10/31/03
Institutional Class (MIAPX)	-1.99%	4.63%	2.33%	12.32%	n.a.	n.a.	6.54%	10/29/10
MSCI AC Asia Pacific Index[3]	0.71%	7.54%	3.12%	10.64%	8.30%	6.66%	7.55%[4]
Lipper Pacific Region Funds Category Average[5]	1.24%	6.66%	2.78%	10.13%	8.61%	6.79%	7.69%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 85 for index definition.

4  Calculated from 10/31/03.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	Country	% of Net Assets
Baidu, Inc.	Information Technology	China/Hong Kong	3.7%
ORIX Corp.	Financials	Japan	3.6%
Omron Corp.	Information Technology	Japan	3.6%
Sysmex Corp.	Health Care	Japan	3.4%
Emami, Ltd.	Consumer Staples	India	2.9%
SoftBank Corp.	Telecommunication Services	Japan	2.8%
PT Bank Rakyat Indonesia Persero	Financials	Indonesia	2.5%
Shenzhou International Group Holdings, Ltd.	Consumer Discretionary	China/Hong Kong	2.4%
PT Astra International	Consumer Discretionary	Indonesia	2.3%
Unicharm Corp.	Consumer Staples	Japan	2.2%
% OF ASSETS IN TOP TEN			29.4%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 31

COUNTRY ALLOCATION (%)7

Japan	41.9
China/Hong Kong	15.5
India	10.6
Indonesia	7.6
Philippines	4.5
Australia	3.2
Sri Lanka	3.2
South Korea	2.6
Taiwan	2.3
Malaysia	1.4
Thailand	1.2
Vietnam	0.9
Pakistan	0.6
Cash and Other Assets, Less Liabilities	4.5

SECTOR ALLOCATION (%)

Consumer Staples	18.4
Information Technology	15.6
Industrials	14.7
Financials	13.9
Consumer Discretionary	13.6
Health Care	13.0
Telecommunication Services	2.7
Energy	1.9
Materials	1.7
Cash and Other Assets, Less Liabilities	4.5

MARKET CAP EXPOSURE (%)8

Mega Cap (over $25B)	22.9
Large Cap ($10B–$25B)	25.9
Mid Cap ($3B–$10B)	28.0
Small Cap (under $3B)	18.7
Cash and Other Assets, Less Liabilities	4.5

7  Not all countries where the Fund may invest are included in the benchmark index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia Growth Fund

Portfolio Manager Commentary (continued)

Vista Land, a real estate firm in the Philippines, also posed a drag on Fund performance as it retreated from a strong rally in the first quarter, despite a solid first-quarter earnings announcement in mid-May.

Notable Portfolio Changes:

During the second quarter, we participated in the US$1.02 billion stock sale of Pakistan's Habib Bank, the country's largest private-sector bank. It was the single largest divestment by the Pakistani government and the deal was enormously successful, attracting many quality foreign investors, including IFC (International Finance Corporation). Our team has been researching Pakistani companies for over a year, and we took advantage of this opportunity in early April. With a market capitalization of US$3 billion, the bank offered good double-digit earnings growth potential and a 20% return on equity* in 2014.

Outlook:

We expect global investors to continue to focus on the timing of a potential U.S. rate hike. On the macroeconomic front, Asia appears relatively solid compared to global averages, aided by weak commodity and oil prices, which would help lower import bills. The majority of countries in Asia still have the ability to cut interest rates to stimulate the economy if necessary, which may not be an option for more developed countries.

We continue embracing the idea of mixing current portfolio assets with frontier markets as they serve as somewhat of a hedging vehicle for the Fund. With this mind, we will continue to seek investment opportunities in China's A-share market as we believe we may identify good quality companies with reasonable valuations.

*  Return on Equity is the amount of net income returned as a percentage of shareholder equity. Return on equity is a measure of profitability by assessing profit against investment.

32 MATTHEWS ASIA FUNDS

Matthews Asia Growth Fund  June 30, 2015

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 95.5%

	Shares	Value
JAPAN: 41.9%
ORIX Corp.	2,411,000	$35,802,100
Omron Corp.	813,400	35,332,702
Sysmex Corp.	568,600	33,864,399
SoftBank Corp.	464,900	27,384,002
Unicharm Corp.	919,600	21,844,665
Seven & I Holdings Co., Ltd.	471,800	20,252,313
FANUC Corp.	98,600	20,175,099
Daikin Industries, Ltd.	274,000	19,697,416
M3, Inc.	966,900	19,436,077
Komatsu, Ltd.	925,100	18,560,573
Kakaku.com, Inc.	1,183,400	17,122,230
Nitto Denko Corp.	208,200	17,097,873
Nidec Corp.	218,800	16,374,514
Pigeon Corp.	503,400	15,853,558
Glory, Ltd.	480,100	14,203,376
Benefit One, Inc.	620,500	13,922,152
Calbee, Inc.	263,500	11,100,738
Recruit Holdings Co., Ltd.	358,000	10,916,946
Toyota Motor Corp.	162,000	10,840,600
Rinnai Corp.	132,100	10,402,229
COOKPAD, Inc.	570,600	10,345,820
Daiken Medical Co., Ltd.	911,500	9,073,887
Yokogawa Electric Corp.	401,100	5,165,851
Total Japan		414,769,120
CHINA/HONG KONG: 15.5%
Baidu, Inc. ADR[b]	183,700	36,570,996
Shenzhou International Group Holdings, Ltd.	4,792,000	23,306,100
Alibaba Group Holding, Ltd. ADR[b]	218,900	18,008,903
Haitian International Holdings, Ltd.	5,192,000	12,188,406
Luk Fook Holdings International, Ltd.	3,859,000	11,363,841
Autohome, Inc. ADR[b]	202,400	10,229,296
China Lodging Group, Ltd. ADS[b]	366,800	8,957,256
Sands China, Ltd.	2,632,000	8,845,628
Galaxy Entertainment Group, Ltd.	1,958,000	7,790,814
Dairy Farm International Holdings, Ltd.	727,554	6,300,788
Tingyi (Cayman Islands) Holding Corp.	1,888,000	3,851,964
Hang Lung Group, Ltd.	742,000	3,265,907
Shanghai Haohai Biological Technology Co., Ltd. H Shares[b]	432,900	2,764,421
Total China/Hong Kong		153,444,320
INDIA: 10.6%
Emami, Ltd.	1,551,001	28,228,520
HDFC Bank, Ltd.	1,102,893	18,462,590
Sun Pharmaceutical Industries, Ltd.	1,306,465	17,943,378
Lupin, Ltd.	585,342	17,322,006
ITC, Ltd.	2,970,516	14,682,812
Multi Commodity Exchange of India, Ltd.	516,163	8,443,100
Total India		105,082,406
	Shares	Value
INDONESIA: 7.6%
PT Bank Rakyat Indonesia Persero	31,353,900	$24,266,910
PT Astra International	43,107,700	22,817,526
PT Indofood CBP Sukses Makmur	14,320,100	13,366,485
PT Ace Hardware Indonesia	194,172,500	9,383,789
PT Arwana Citramulia	145,017,700	5,725,060
Total Indonesia		75,559,770
PHILIPPINES: 4.5%
Vista Land & Lifescapes, Inc.	117,224,100	16,506,094
Universal Robina Corp.	2,873,600	12,355,934
Jollibee Foods Corp.	2,007,890	8,783,802
Emperador, Inc.	37,942,500	7,234,320
Total Philippines		44,880,150
AUSTRALIA: 3.2%
CSL, Ltd.	253,921	16,928,015
Oil Search, Ltd.	2,632,693	14,471,107
Total Australia		31,399,122
SRI LANKA: 3.2%
Sampath Bank PLC	7,897,235	15,310,053
Lanka Orix Leasing Co. PLC[b]	12,121,473	9,032,219
John Keells Holdings PLC[c]	4,592,683	6,963,891
Total Sri Lanka		31,306,163
SOUTH KOREA: 2.6%
Samsung Electronics Co., Ltd.	14,838	16,834,990
Orion Corp.	9,402	8,816,604
Total South Korea		25,651,594
TAIWAN: 2.3%
St. Shine Optical Co., Ltd.	711,000	11,301,812
Sinmag Equipment Corp.	1,196,740	6,627,816
Synnex Technology International Corp.	3,133,000	4,644,793
Total Taiwan		22,574,421
MALAYSIA: 1.4%
7-Eleven Malaysia Holdings BHD	21,204,100	9,040,345
SapuraKencana Petroleum BHD	7,729,800	4,828,082
Total Malaysia		13,868,427
THAILAND: 1.2%
Major Cineplex Group Public Co., Ltd.	11,921,000	11,882,281
Total Thailand		11,882,281
VIETNAM: 0.9%
Vietnam Dairy Products JSC	1,803,584	9,332,371
Total Vietnam		9,332,371

matthewsasia.com | 800.789.ASIA 33

Matthews Asia Growth Fund  June 30, 2015

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
PAKISTAN: 0.6%
Habib Bank, Ltd.	2,991,900	$6,324,808
Total Pakistan		6,324,808
TOTAL INVESTMENTS: 95.5%		946,074,953
(Cost $754,148,703d)
CASH AND OTHER ASSETS, LESS LIABILITIES: 4.5%		44,542,623
NET ASSETS: 100.0%		$990,617,576

a  Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Illiquid security, trading was halted at 6/30/15.

d  Cost for federal income tax purposes is $754,148,703 and net unrealized appreciation consists of:

Gross unrealized appreciation	$229,626,255
Gross unrealized depreciation	(37,700,005)
Net unrealized appreciation	$191,926,250

ADR  American Depositary Receipt

ADS  American Depositary Share

BHD  Berhad

JSC  Joint Stock Co.

See accompanying notes to financial statements.

34 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS*

Sharat Shroff, CFA	Richard Gao
Lead Manager	Co-Manager
Rahul Gupta	In-Bok Song
Co-Manager	Co-Manager

*  Effective April 30, 2015, Rahul Gupta became a Co-Manager of this Fund. Effective July 1, 2015, Richard Gao is no longer Co-Manager of this Fund.

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAPTX	MIPTX
CUSIP	577130107	577130834
Inception	9/12/94	10/29/10
NAV	$28.73	$28.73
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.09%	0.92%
After Fee Waiver and Reimbursement[2]	1.08%	0.91%

Portfolio Statistics

Total # of Positions	67
Net Assets	$9.4 billion
Weighted Average Market Cap	$33.3 billion
Portfolio Turnover	11.38%[3]

Benchmark

MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia ex Japan, which consists of all countries and markets in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region.

1  Prospectus expense ratios.

2  Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund's average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2016, may be renewed for additional periods not exceeding one year and may be terminated at any time (i) by the Trust on behalf of the Fund or by the Board of Trustees upon 60 days' prior written notice to Matthews; or (ii) by Matthews upon 60 days' prior written notice to the Trust, in each case without payment of any penalty.

3  The lesser of fiscal year 2014 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary

For the first half of 2015, the Matthews Pacific Tiger Fund gained 8.13% (Investor Class) and 8.17% (Institutional Class) while its benchmark, the MSCI All Country Asia ex Japan Index, returned 5.59%. For the quarter ending June, the Fund returned 0.56% (Investor Class) and 0.60% (Institutional Class), while its benchmark returned 0.65%.

Market Environment:

The macroeconomic environment in Asia was challenging over the first half of 2015, with limited evidence of a pickup in demand across the region. Investment demand was sluggish for a variety of country-specific reasons. In China, the government has deliberately steered away from traditional investment-led growth and attempted to gradually move toward consumption. In Indonesia, India and Thailand, government-led investment expectations have fallen short of market expectations, and private investment is missing due to lack of progress over structural reforms. However, there are some hopeful signs emerging. In India, monthly indicators are turning positive. But these can vacillate and need to be sustainable. In China, the real estate sector is stabilizing on the back of lower rates and other supportive measures by authorities.

Asia's consumption demand has been more resilient on the back of secular increases in wealth. Demand has also been cyclically supported by lower inflation—helped by lower food and oil prices. However, there are some exceptions, including Thailand and Malaysia, where higher levels of debt may pose headwinds to growth in consumption.

Performance Contributors and Detractors:

The tough macroeconomic environment has resulted in difficult business conditions thus far this year. Most businesses in Asia continue to see weak sales growth, although there are some signs of stabilization in profitability, especially in the non-commodity sectors. In the absence of strong earnings growth, the performance in stocks has largely been a result of changes in valuations. Faith in supportive policies in China led to a sharp spike within the mainland equity markets, driving stock prices in sectors like financials.

The portfolio's underweight, especially in Chinese banks, was among the detractors to relative performance against the benchmark in the second quarter. Indonesia and Taiwan were also among the leading detractors. In Indonesia, our holdings struggled due to currency weakness and uncertainty around the profitability of Perusahaan Gas Negara, the country's the largest natural gas transportation and distribution company. In Taiwan, holdings have struggled due to negative earnings revisions due to near-term factors and stretched expectations.

Portfolio performance has also been affected by weakness in some currencies, especially among the Association of Southeast Asian Nations (ASEAN). However, the impact is not as great as it was in 2013 at the start of taper tantrum.

(continued)

matthewsasia.com | 800.789.ASIA 35

PERFORMANCE AS OF JUNE 30, 2015

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MAPTX)	0.56%	8.13%	9.41%	12.42%	10.49%	12.10%	9.21%	9/12/94
Institutional Class (MIPTX)	0.60%	8.17%	9.56%	12.60%	n.a.	n.a.	6.84%	10/29/10
MSCI AC Asia ex Japan Index[4]	0.65%	5.59%	4.14%	9.87%	7.74%	9.68%	4.33%[5]
Lipper Pacific ex Japan Funds Category Average[6]	-0.25%	4.27%	0.56%	8.60%	7.11%	8.66%	4.79%[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 85 for index definition.

5  Calculated from 8/31/94.

6  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS7

	Sector	Country	% of Net Assets
Amorepacific Corp.	Consumer Staples	South Korea	3.3%
Ping An Insurance Group Co. of China, Ltd.	Financials	China/Hong Kong	3.1%
Sinopharm Group Co., Ltd.	Health Care	China/Hong Kong	2.7%
Green Cross Corp.	Health Care	South Korea	2.5%
Naver Corp.	Information Technology	South Korea	2.5%
Kotak Mahindra Bank, Ltd.	Financials	India	2.4%
Hengan International Group Co., Ltd.	Consumer Staples	China/Hong Kong	2.3%
Baidu, Inc.	Information Technology	China/Hong Kong	2.3%
Central Pattana Public Co., Ltd.	Financials	Thailand	2.2%
DKSH Holding, Ltd.	Industrials	Switzerland	2.2%
% OF ASSETS IN TOP TEN			25.5%

7  Holdings may combine more than one security from same issuer and related depositary receipts.

36 MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund

Portfolio Manager Commentary (continued)

South Korea was a top contributor to Fund performance for the second quarter, with holdings in cosmetics and health care industries doing well. Amorepacific continued to gain traction with Chinese consumers. Green Cross, one of our health care holdings which focuses on vaccines and blood derivative products, has done well and was rewarded by the stock market as its management has been investing and building its R&D capabilities.

Notable Portfolio Changes:

During the second quarter, we made our first investment in China's A-share market. We view the gradual opening of China's domestic markets as a significant development as it expands the subset of companies available for the strategy, especially in consumer-related and health care sectors. We will remain mindful of the valuations. Hence, our allocation in companies we deem desirable will increase only over time.

We continue to take advantage of volatility in the region to trim positions that have done well and whose valuations have become too rich. We also added opportunities in China and Hong Kong that we believe are attractive. Overall, valuations in India have eased recently. In addition, some of our Indian holdings have been affected due to near-term, stock-specific factors. We will look to take advantage of these short-term price corrections, especially in situations in which long-term fundamentals remain attractive.

Outlook:

Asia's markets have been wary of the potential for an increase in U.S. interest rates and many Asian currencies have been depreciating. We continue to believe that Asia's economies are better-positioned to withstand such situations that leave markets anxious. For instance, compared to the summer of 2013, real interest rates across many parts of Asia have increased, providing some cushion against a U.S. rate hike.

Valuation levels across the region have crept up, although it is fair to say that there is higher disparity in valuations across different parts of Asia. While the domestic Chinese equity market has been on a tear recently, parts of the ASEAN and Indian capital markets are starting to more appropriately reflect the weakening growth outlook. Given our benchmark-agnostic approach, we continue to be guided by our understanding of companies and management teams that we believe are capable of delivering steady, sustainable growth at reasonable valuations.

COUNTRY ALLOCATION (%)8

China/Hong Kong	32.9
India	18.2
South Korea	15.7
Taiwan	6.5
Indonesia	6.1
Thailand	4.9
Malaysia	3.1
Philippines	2.7
Switzerland	2.2
Vietnam	1.3
United States	0.9
Singapore	0.4
Cash and Other Assets, Less Liabilities	5.1

SECTOR ALLOCATION (%)

Financials	26.7
Consumer Staples	19.4
Information Technology	16.2
Health Care	9.6
Consumer Discretionary	8.0
Utilities	5.1
Industrials	5.0
Telecommunication Services	3.2
Materials	1.7
Cash and Other Assets, Less Liabilities	5.1

MARKET CAP EXPOSURE (%)9

Mega Cap (over $25B)	24.2
Large Cap ($10B–$25B)	33.6
Mid Cap ($3B–$10B)	29.0
Small Cap (under $3B)	8.1
Cash and Other Assets, Less Liabilities	5.1

8  Not all countries where the Fund may invest are included in the benchmark index.

9  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 37

Matthews Pacific Tiger Fund  June 30, 2015

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 94.9%

	Shares	Value
CHINA/HONG KONG: 32.9%
Ping An Insurance Group Co. of China, Ltd. H Shares	21,266,000	$286,995,830
Sinopharm Group Co., Ltd. H Shares	56,363,200	250,291,014
Hengan International Group Co., Ltd.	18,183,500	215,839,774
Baidu, Inc. ADR[b]	1,081,800	215,364,744
China Resources Land, Ltd.	61,952,000	200,498,404
Lenovo Group, Ltd.	131,144,000	181,315,058
China Mobile, Ltd. ADR	2,653,701	170,075,697
China Resources Enterprise, Ltd.	51,802,000	166,848,745
Dairy Farm International Holdings, Ltd.	17,292,546	149,757,495
Hang Lung Group, Ltd.	32,614,000	143,550,254
Hong Kong Exchanges and Clearing, Ltd.	3,664,500	129,117,086
Yum! Brands, Inc.	1,326,110	119,455,989
Tencent Holdings, Ltd.	5,886,500	117,709,591
AIA Group, Ltd.	16,545,200	108,183,408
Alibaba Group Holding, Ltd. ADR[b]	1,291,700	106,268,159
China Vanke Co., Ltd. H Shares	39,141,304	96,101,423
WuXi PharmaTech Cayman, Inc. ADR[b]	2,243,158	94,795,857
Tingyi (Cayman Islands) Holding Corp.	42,146,000	85,987,746
Swire Pacific, Ltd. A Share Class	6,353,500	79,780,783
Dongfeng Motor Group Co., Ltd. H Shares	53,690,000	71,927,665
Inner Mongolia Yili Industrial Group Co., Ltd. A Shares	16,740,874	51,133,241
Fuyao Glass Industry Group Co., Ltd. H Shares[b]	18,527,200	45,364,637
Total China/Hong Kong		3,086,362,600
INDIA: 18.2%
Kotak Mahindra Bank, Ltd.	10,515,816	228,527,048
Tata Power Co., Ltd.†	173,781,367	202,052,307
Container Corp. of India, Ltd.	6,836,659	179,816,332
Sun Pharmaceutical Industries, Ltd.	12,953,258	177,903,886
Housing Development Finance Corp.	8,010,685	162,945,027
Titan Co., Ltd.	27,457,503	157,745,397
GAIL India, Ltd.	24,282,108	149,546,930
ITC, Ltd.	24,735,000	122,261,373
HDFC Bank, Ltd.	7,235,920	121,130,360
Dabur India, Ltd.	25,308,038	111,188,539
Thermax, Ltd.	5,310,034	87,192,793
HDFC Bank, Ltd. ADR	119,500	7,233,335
Total India		1,707,543,327
SOUTH KOREA: 15.7%
Amorepacific Corp.	824,220	308,226,124
Green Cross Corp.†	1,008,655	231,738,001
Naver Corp.	407,316	231,207,530
Dongbu Insurance Co., Ltd.†	4,020,500	203,307,255
Orion Corp.	191,751	179,812,026
Samsung Electronics Co., Ltd.	141,754	160,832,134
Cheil Worldwide, Inc.[b]†	6,420,440	99,391,590
Yuhan Corp.	225,201	55,063,826
Total South Korea		1,469,578,486
	Shares	Value
TAIWAN: 6.5%
President Chain Store Corp.	26,989,608	$189,748,989
Delta Electronics, Inc.	35,562,000	181,930,585
Synnex Technology International Corp.†	102,065,354	151,315,826
Taiwan Semiconductor Manufacturing Co., Ltd.	19,423,513	88,350,170
Total Taiwan		611,345,570
INDONESIA: 6.1%
PT Indofood CBP Sukses Makmur	129,546,800	120,919,921
PT Astra International	227,099,300	120,206,925
PT Bank Central Asia	115,688,500	116,831,173
PT Telekomunikasi Indonesia Persero	507,302,500	111,197,797
PT Perusahaan Gas Negara Persero	272,552,100	88,036,404
PT Telekomunikasi Indonesia Persero ADR	375,700	16,301,623
Total Indonesia		573,493,843
THAILAND: 4.9%
Central Pattana Public Co., Ltd.	146,457,600	205,550,431
The Siam Cement Public Co., Ltd.	10,728,500	164,794,730
Kasikornbank Public Co., Ltd. NVDR	14,927,700	83,281,620
Kasikornbank Public Co., Ltd.	385,000	2,147,915
Total Thailand		455,774,696
MALAYSIA: 3.1%
Genting BHD	62,030,600	132,480,346
Public Bank BHD	14,954,994	74,200,235
IHH Healthcare BHD	47,676,300	71,472,536
IHH Healthcare BHD	11,543,000	17,721,404
Total Malaysia		295,874,521
PHILIPPINES: 2.7%
SM Prime Holdings, Inc.	309,277,171	137,043,849
GT Capital Holdings, Inc.	3,897,540	117,976,857
Total Philippines		255,020,706
SWITZERLAND: 2.2%
DKSH Holding, Ltd.	2,820,879	203,889,686
Total Switzerland		203,889,686
VIETNAM: 1.3%
Vietnam Dairy Products JSC	23,633,198	122,286,392
Total Vietnam		122,286,392
UNITED STATES: 0.9%
Cognizant Technology Solutions Corp. Class Ab	1,382,600	84,463,034
Total United States		84,463,034
SINGAPORE: 0.4%
Hyflux, Ltd.†	65,284,280	41,695,369
Total Singapore		41,695,369
TOTAL COMMON EQUITIES		8,907,328,230
(Cost $6,022,624,691)

38 MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund  June 30, 2015

Schedule of Investmentsa (unaudited) (continued)

WARRANTS: 0.0%

	Shares	Value
MALAYSIA: 0.0%
Genting BHD, expires 12/18/18	12,253,875	$3,442,647
Total Malaysia		3,442,647
TOTAL WARRANTS		3,442,647
(Cost $5,593,674)
TOTAL INVESTMENTS: 94.9%		8,910,770,877
(Cost $6,028,218,365c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 5.1%		478,419,552
NET ASSETS: 100.0%		$9,389,190,429

a  Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $6,029,480,768 and net unrealized appreciation consists of:

Gross unrealized appreciation	$3,096,600,513
Gross unrealized depreciation	(215,310,404)
Net unrealized appreciation	$2,881,290,109

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

BHD  Berhad

JSC  Joint Stock Co.

NVDR  Non-voting Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 39

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Vivek Tanneeru	Winnie Chwang
Lead Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MASGX	MISFX
CUSIP	577125701	577125800
Inception	4/30/15	4/30/15
NAV	$9.84	$9.84
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	2.11%	1.95%
After Fee Waiver and Reimbursement[2]	1.45%	1.25%

Portfolio Statistics

Total # of Positions	51
Net Assets	$1.7 million
Weighted Average Market Cap	10.9 billion
Portfolio Turnover	N/A3

Benchmark

MSCI AC Asia ex Japan Index

OBJECTIVE

Long term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets, which include borrowings for investment purposes, in the common and preferred stocks of companies of any market capitalization located in Asia that Matthews believes satisfy one or more of its environmental, social and governance ("ESG") standards. Asia consists of all countries and markets in Asia and includes developed, emerging, and frontier countries and markets in the Asia region. The Fund may also invest in convertible securities and fixed-income securities, of any duration or quality, including high yield securities of Asian companies.

1  Prospectus expense ratios.

2  Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25%, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or to exceed any other agreed upon expense limitation for that year. This agreement will remain in place until April 30, 2017, may be renewed for additional periods not exceeding one year and may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days' written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3  The Fund commenced operations on April 30, 2015.

Matthews Asia ESG Fund

Portfolio Manager Commentary

At Matthews Asia, we aim to introduce new strategies when we identify compelling investment opportunities in the region. On April 30, 2015, we launched the Matthews Asia ESG Fund, which incorporates Environmental, Social and Governance (ESG) factors in its investment process. Assessing solid corporate governance has always been the bedrock of our investment process at Matthews Asia, and the launch of an Asia ESG strategy represents an evolution of that focus with the formal addition of environmental and social dimensions into the decision-making process. We believe that companies that focus on ESG issues are not only better able to identify and execute on long-term growth opportunities, but also can more effectively address and mitigate the risks that impact their businesses—potentially resulting in better risk-adjusted returns over the long term.

For investors looking to make investment decisions based upon ESG factors, we believe Asia represents one of the best opportunities to gain exposure to companies that can make a long-term difference to the region and the world. For instance, we believe many global environmental issues cannot be addressed effectively without focusing on Asia. On the issue of climate change, Asia Pacific emits four times and two and a half times as much carbon as Europe and North America, respectively, so addressing climate change issues in Asia is a precondition for fixing the issue globally.

Sizeable segments of middle class populations in the region that have emerged from decades of robust economic growth are increasingly focusing on quality of life issues, such as clean air and water, access to health care and product safety. Our investment process focuses on businesses that improve quality of life and make human or business activity less destructive to the environment, while promoting social and economic development. In constructing the portfolio, we look for companies that have solid or improving ESG standards, growth prospects and attractive valuations. We also actively seek investment opportunities in frontier markets, such as Pakistan and Bangladesh, as well as in mid- and small-capitalization stocks whose ESG qualities are less appreciated and data provider coverage is insufficient. And we do this by leveraging Matthews Asia's extensive research capabilities. Engagement is a key aspect of our process. As Asian investment specialists, our 43-member investment team conducts more than 2,500 company meetings each year. These touch points offer us a great opportunity to continually assess and engage companies on ESG matters.

Performance Contributors and Detractors:

The Matthews Asia ESG Fund returned –1.60% (Investor and Institutional Class) from its inception on April 30, 2015 through June 30, 2015 while its benchmark, the MSCI All Country Asia ex Japan Index, returned –6.15% during the same period.

During the second quarter of 2015, China continued to dominate market attention. China's markets experienced a strong rally early in the quarter, which was somewhat offset by a reversal by the end of June. In early July, despite government efforts, the A-share market entered a bear market. The Fund has taken positions in two well-run, market-leading, attractively valued large-capitalization companies in the A-share market by utilizing

    (continued)

40 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2015

	Actual Returns, Not Annualized
	Since Inception	Inception Date
Investor Class (MASGX)	-1.60%	4/30/15
Institutional Class (MISFX)	-1.60%	4/30/15
MSCI AC Asia ex Japan Index[4]	-6.15%
Lipper Pacific Region Funds Category Average[5]	-16.73%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 85 for index definition.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	Country	% of Net Assets
Total Access Communication Public Co., Ltd. NVDR	Telecommunication Services	Thailand	3.9%
Bharti Infratel, Ltd.	Telecommunication Services	India	3.3%
Halla Visteon Climate Control Corp.	Consumer Discretionary	South Korea	3.2%
Bata India, Ltd.	Consumer Discretionary	India	3.1%
Sino Biopharmaceutical, Ltd.	Health Care	China/Hong Kong	3.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	3.0%
MTR Corp., Ltd.	Industrials	China/Hong Kong	2.9%
Inner Mongolia Yili Industrial Group Co., Ltd.	Consumer Staples	China/Hong Kong	2.9%
Sanofi India, Ltd.	Health Care	India	2.8%
JD.com, Inc.	Consumer Discretionary	China/Hong Kong	2.7%
% OF ASSETS IN TOP TEN			30.9%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 41

COUNTRY ALLOCATION (%)7

China/Hong Kong	23.0
India	18.6
Taiwan	11.1
South Korea	8.8
Thailand	4.7
Philippines	4.5
Japan	4.0
Pakistan	2.7
Australia	2.3
Indonesia	2.3
Singapore	2.0
Luxembourg	1.9
Bangladesh	1.7
United States	0.3
Cash and Other Assets, Less Liabilities	12.1

SECTOR ALLOCATION (%)

Health Care	19.6
Consumer Discretionary	16.7
Industrials	13.7
Utilities	8.5
Telecommunication Services	7.6
Financials	7.2
Information Technology	6.6
Consumer Staples	5.9
Materials	2.1
Cash and Other Assets, Less Liabilities	12.1

MARKET CAP EXPOSURE (%)8

Mega Cap (over $25B)	10.5
Large Cap ($10B–$25B)	11.6
Mid Cap ($3B–$10B)	22.4
Small Cap (under $3B)	43.4
Cash and Other Assets, Less Liabilities	12.1

7  Not all countries are included in the benchmark index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia ESG Fund

Portfolio Manager Commentary (continued)

the Shanghai—Hong Kong Stock Connect Program. We continue to take a favorable long-term view on their prospects and maintain our holdings.

Elsewhere, markets in the Association of Southeast Asian Nations lost further ground during the quarter as the regional economies slowed amid weak exports. India, followed by Japan, were the biggest contributors to Fund performance for the period since inception, while China/Hong Kong detracted most. The health care and utilities sectors were the biggest positive and negative contributors to performance, respectively, for the period since inception.

Bharti Infratel, India's largest telecommunications tower company, contributed most to performance. Bharti enables the spread of telecom infrastructure in India with a reduced environmental footprint by enabling shared tower infrastructure. The company has also invested significantly in powering their towers with renewable energy to further reduce environmental impact. The company continues to benefit from the increasing data coverage in the country and from the market entry of a large new telecom player. Bharti Infratel is an example of the companies we like—with somewhat predictable cash flow growth and favorable ESG characteristics, run by high quality management teams. Towngas China, a Chinese gas distribution company, was the biggest detractor from Fund performance as the market worried about the loss of competitiveness for natural gas (as prices are regulated), compared to cheaper alternatives such as fuel oil and also about the impact of a slowing Chinese economy on gas volumes. Natural gas continues to be a key interim solution in reducing reliance on coal and we continue to believe that Towngas would do well over the long-term as natural gas penetration is very low in China and as the firm's green field ventures mature.

Outlook:

Looking ahead, market volatility may continue amid the uncertain macroeconomic environment. However, we employ a fundamental, bottom-up investment process in managing the portfolio of companies that make positive environmental, social and economic impact while generating profitable growth. We are passionate about ESG investing and believe our knowledge and experience investing in Asian markets enables us to identify companies that may perform well over the long term.

Finally, we have always championed Asian investment solutions for our clients. The Matthews Asia ESG Fund provides investors with an opportunity to gain exposure to quality companies with the potential to benefit from the fast-growing economies of Asia while making a positive ESG impact, and can be considered a core holding for those long-term investors seeking regional exposure to Asia.

42 MATTHEWS ASIA FUNDS

Matthews Asia ESG Fund  June 30, 2015

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 87.9%

	Shares	Value
CHINA/HONG KONG: 23.0%
Sino Biopharmaceutical, Ltd.	44,000	$51,012
MTR Corp., Ltd.	10,500	48,852
Inner Mongolia Yili Industrial Group Co., Ltd. A Shares	15,800	48,259
JD.com, Inc. ADR[b]	1,300	44,330
Towngas China Co., Ltd.	48,000	43,851
Beijing Urban Construction Design & Development Group Co., Ltd. H Shares	35,000	29,572
China Conch Venture Holdings, Ltd.	10,500	24,087
CSPC Pharmaceutical Group, Ltd.	20,000	19,748
Haier Electronics Group Co., Ltd.	7,000	18,847
Weifu High-Technology Group Co., Ltd. B Shares	4,200	17,040
Guangdong Investment, Ltd.	12,000	16,792
CIMC Enric Holdings, Ltd.	14,000	11,877
HKBN, Ltd.[b]	7,500	7,798
Total China/Hong Kong		382,065
INDIA: 18.6%
Bharti Infratel, Ltd.	7,736	54,134
Bata India, Ltd.[b]	3,142	52,175
Sanofi India, Ltd.	858	47,351
Ipca Laboratories, Ltd.	3,459	38,487
Infosys, Ltd.	2,042	31,733
Power Grid Corp of India, Ltd.	14,095	30,776
Lupin, Ltd.	817	24,177
SKS Microfinance, Ltd.[b]	2,465	18,045
KPIT Technologies, Ltd.	8,080	11,808
Total India		308,686
TAIWAN: 11.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	11,000	50,035
CHC Resources Corp.	14,000	34,833
Sporton International, Inc.	4,000	26,981
KD Holding Corp.	4,000	21,963
Merida Industry Co., Ltd.	3,000	19,453
Lumax International Corp., Ltd.	9,000	16,009
St. Shine Optical Co., Ltd.	1,000	15,896
Total Taiwan		185,170
SOUTH KOREA: 8.8%
Halla Visteon Climate Control Corp.	1,518	52,433
KT Skylife Co., Ltd.	1,893	34,336
DGB Financial Group, Inc.	2,926	30,643
iMarketKorea, Inc.	1,065	28,636
Total South Korea		146,048
	Shares	Value
THAILAND: 4.7%
Total Access Communication Public Co., Ltd. NVDR	26,400	$64,934
Bumrungrad Hospital Public Co., Ltd.	2,500	13,810
Total Thailand		78,744
PHILIPPINES: 4.5%
Puregold Price Club, Inc.	50,400	41,336
Energy Development Corp.	203,400	33,729
Total Philippines		75,065
JAPAN: 4.0%
Tsukui Corp.	4,500	35,283
Daikin Industries, Ltd.	200	14,378
Ain Pharmaciez, Inc.	200	9,275
Koito Manufacturing Co., Ltd.	200	7,787
Total Japan		66,723
PAKISTAN: 2.7%
Abbott Laboratories Pakistan, Ltd.	4,350	28,522
Bank Alfalah, Ltd.	68,500	17,028
Total Pakistan		45,550
AUSTRALIA: 2.3%
Ansell, Ltd.	1,240	23,003
Tox Free Solutions, Ltd.	6,622	15,473
Total Australia		38,476
INDONESIA: 2.3%
PT Bank Rakyat Indonesia Persero	26,400	20,433
PT Perusahaan Gas Negara Persero	53,000	17,119
Total Indonesia		37,552
SINGAPORE: 2.0%
Parkway Life REIT	19,300	32,958
Total Singapore		32,958
LUXEMBOURG: 1.9%
L'Occitane International SA	10,750	30,649
Total Luxembourg		30,649
BANGLADESH: 1.7%
Square Pharmaceuticals, Ltd.	8,484	28,602
Total Bangladesh		28,602

matthewsasia.com | 800.789.ASIA 43

Matthews Asia ESG Fund  June 30, 2015

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
UNITED STATES: 0.3%
Sensata Technologies Holding NVb	100	$5,274
Total United States		5,274
TOTAL INVESTMENTS: 87.9%		1,461,562
(Cost $1,488,276c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 12.1%		201,493
NET ASSETS: 100.0%		$1,663,055

a  Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $1,488,276 and net unrealized depreciation consists of:

Gross unrealized appreciation	$38,948
Gross unrealized depreciation	(65,662)
Net unrealized depreciation	($26,714)

ADR  American Depositary Receipt

NVDR  Non-voting Depositary Receipt

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

44 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Taizo Ishida	Robert Harvey, CFA
Lead Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MEASX	MIASX
CUSIP	577125883	577125875
Inception	4/30/13	4/30/13
NAV	$11.57	$11.59
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.78%	1.59%
After Fee Waiver and Reimbursement[2]	1.48%	1.25%

Portfolio Statistics

Total # of Positions	81
Net Assets	$176.8 million
Weighted Average Market Cap	$6.8 billion
Portfolio Turnover	8.21%[3]

Benchmark

MSCI Emerging Markets Asia Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia excluding Japan, South Korea, Hong Kong and Singapore. The Fund may also invest in the convertible securities, of any duration or quality of companies located in Asia excluding Japan, South Korea, Hong Kong and Singapore. Once fully invested and under normal market conditions, the Fund is expected to invest a substantial portion of its net assets in the emerging countries and markets in the Asian region, including, but not limited to, Bangladesh, Cambodia, China (including Taiwan, but excluding Hong Kong), India, Indonesia, Laos, Malaysia, Mongolia, Myanmar, Pakistan, Papua New Guinea, Philippines, Sri Lanka, Thailand, and Vietnam.

1  Prospectus expense ratios.

2  Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25%, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or to exceed any other agreed upon expense limitation for that year. This agreement will remain in place until April 30, 2016, may be renewed for additional periods not exceeding one year and may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days' written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3  The lesser of fiscal year 2014 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Emerging Asia Fund

Portfolio Manager Commentary

For the first half of 2015, the Matthews Emerging Asia Fund fell –0.26% (Investor Class) and –0.09% (Institutional Class) while its benchmark, the MSCI Emerging Markets Asia Index, rose 5.22%. For the quarter ending June 30, the Fund returned 0.44% (Investor Class) and 0.52% (Institutional Class) while its benchmark slipped –0.04%.

Market Environment:

Asia's emerging markets rose steadily and peaked, late in April, before rolling over and retracing some earlier gains. Investors generally favored the Asian markets of South Korea and Taiwan, which drove up the benchmark index. The rise was also further fueled by the strong rally in Chinese stocks—a response to the launch of the Shanghai—Hong Kong Stock Connect Program. Smaller emerging markets suffered as investor sentiment toward them soured. Indonesia, in particular, suffered as currency weakness and soft domestic demand resulted in sharp earnings downgrades. Thailand's economy remains weak, driving earnings downgrades. In contrast to the strength of the Asian markets to the north for much of the first half of the year, the region's frontier markets lagged at the start to the year, driven in part by a combination of profit-taking, redemptions in mutual funds, as well as a prominent fund's liquidation due to its firm's unconnected losses on the Swiss franc. Frontier markets in the region rebounded from their lows before the end of the second quarter, driven by their relatively resilient domestic economies and encouraging earnings guidance.

Performance Contributors and Detractors:

Searle Company, a Pakistani pharmaceutical manufacturer, made the largest positive contribution to Fund performance for the second quarter as the stock rose over 50% in the three months. In fact, six of the top eight contributors to performance were from Pakistan as the market recovered from a weak first quarter, driven by a combination of improving economy, a stabilized political situation and optimism around future Chinese foreign direct investment. Two Indian companies, PC Jeweller and Praj Industries, also made solid contributions as they increased 19% and 48%, respectively, for the second quarter, and 92% and 58%, respectively, year-to-date.

Detractors to relative performance in the quarter came primarily from China/Hong Kong, the Philippines and Indonesia. The negative impact on relative performance from China/Hong Kong was primarily because of our underweight versus the benchmark. Both the Philippines and Indonesia experienced negative quarters. In the Philippines, underperformance was primarily driven by Vista Land & Lifescapes and Emperador, which declined 26% and 27%, respectively. Indonesia was also weak as both its currency and market weakened, driven by concerns over soft commodity prices, weak domestic demand and foreign exchange costs weighing on first half earnings per share.

(continued)

matthewsasia.com | 800.789.ASIA 45

PERFORMANCE AS OF JUNE 30, 2015

				Average Annual Total Return
	3 Months	YTD	1 Year	Since Inception	Inception Date
Investor Class (MEASX)	0.44%	-0.26%	4.56%	7.25%	4/30/13
Institutional Class (MIASX)	0.52%	-0.09%	4.80%	7.49%	4/30/13
MSCI Emerging Markets Asia Index[4]	-0.04%	5.22%	3.51%	5.85%
Lipper Emerging Markets Funds Category Average[5]	0.67%	1.78%	-7.00%	-1.41%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 85 for index definition.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	Country	% of Net Assets
The Searle Pakistan, Ltd.	Health Care	Pakistan	3.6%
British American Tobacco Bangladesh Co., Ltd.	Consumer Staples	Bangladesh	2.8%
National Development Bank PLC	Financials	Sri Lanka	2.8%
PC Jeweller, Ltd.	Consumer Discretionary	India	2.7%
Sampath Bank PLC	Financials	Sri Lanka	2.7%
Vinh Hoan Corp.	Consumer Staples	Vietnam	2.6%
Square Pharmaceuticals, Ltd.	Health Care	Bangladesh	2.4%
K-Electric, Ltd.	Utilities	Pakistan	2.1%
PT Matahari Department Store	Consumer Discretionary	Indonesia	2.1%
CIMC Enric Holdings, Ltd.	Industrials	China/Hong Kong	2.1%
% OF ASSETS IN TOP TEN			25.9%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

46 MATTHEWS ASIA FUNDS

Matthews Emerging Asia Fund

Portfolio Manager Commentary (continued)

Notable Portfolio Changes:

During the quarter, we sold out of a position in Sun Art Retail Group, which we had held since inception, as aggressive online retailers had negatively impacted prospects for both its revenue and margins. We also exited a small position in Malaysian oil services company SapuraKencana Petroleum as it faces a weaker demand environment given the lower oil prices. This sale brings our Malaysian exposure to zero. We also disposed of major Sri Lankan food and beverage company, Cargills Ceylon, after the company failed to get its brewery operational and continues to experience problems with its retail format.

We initiated positions in Sumber Alfaria Trijaya, an Indonesian convenience store operator, and added to Yoma Strategic of Myanmar (listed in Singapore) after a constructive onsite company visit. We also initiated new positions in Pakistan—making it our single-largest country market exposure—with additions that included Habib Bank and Hum Network, a domestic media company. We also raised our weighting in Karachi-based utility company K-Electric as it continues to deliver strong operational performance.

Outlook:

Our short-term outlook is clouded by global issues, including the Greek financial crisis, ongoing tensions in the Middle East and a fragile global economy. Many investors are also guardedly awaiting the outcome of a possible U.S. Federal Reserve rate hike on Asia's smaller economies. While these market woes have bedeviled investors for some time, they do raise legitimate worries and may temporarily drive investors away from smaller Asian markets. On the more positive side, we have seen a marked reduction in political uncertainty in emerging Asian markets, which is somewhat reassuring for the second half. This outlook would be materially supported by steady or weaker oils prices, while sharply rising prices would continue to pose a real risk. Despite the shorter-term uncertainties, we believe emerging Asian equity markets will continue to offer buying opportunities and we intend to remain focused on our core competency of stock-picking based on fundamental bottom-up research.

COUNTRY ALLOCATION (%)7

Pakistan	17.0
Bangladesh	12.3
China/Hong Kong	12.0
Vietnam	11.6
India	11.3
Indonesia	9.0
Sri Lanka	8.7
Philippines	6.9
Thailand	2.7
Cambodia	1.2
Australia	1.1
Singapore	1.0
Cash and Other Assets, Less Liabilities	5.2

SECTOR ALLOCATION (%)

Consumer Staples	24.9
Consumer Discretionary	20.9
Financials	18.5
Health Care	9.4
Industrials	9.0
Materials	3.8
Information Technology	3.3
Energy	2.9
Utilities	2.1
Cash and Other Assets, Less Liabilities	5.2

MARKET CAP EXPOSURE (%)8

Mega Cap (over $25B)	2.4
Large Cap ($10B–$25B)	1.6
Mid Cap ($3B–$10B)	17.6
Small Cap (under $3B)	73.2
Cash and Other Assets, Less Liabilities	5.2

7  Not all countries where the Fund may invest are included in the benchmark index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 47

Matthews Emerging Asia Fund  June 30, 2015

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 94.8%

	Shares	Value
PAKISTAN: 17.0%
The Searle Pakistan, Ltd.[b]	2,041,700	$6,433,336
K-Electric, Ltd.[b]	45,595,000	3,772,143
Habib Bank, Ltd.	1,508,100	3,188,089
PAK Suzuki Motor Co., Ltd.	688,600	2,965,989
Pakistan Petroleum, Ltd.	1,487,800	2,401,238
Abbott Laboratories Pakistan, Ltd.	347,100	2,275,837
GlaxoSmithKline Pakistan, Ltd.	1,021,540	1,962,682
Hum Network, Ltd.	12,085,000	1,910,564
ICI Pakistan, Ltd.	452,600	1,904,229
Engro Foods, Ltd.[b]	1,237,100	1,836,507
National Foods, Ltd.	429,700	1,434,360
Total Pakistan		30,084,974
BANGLADESH: 12.3%
British American Tobacco Bangladesh Co., Ltd.	126,740	4,962,048
Square Pharmaceuticals, Ltd.	1,263,770	4,260,501
Olympic Industries, Ltd.	1,193,695	3,613,313
United Commercial Bank, Ltd.	11,765,239	2,928,571
Marico Bangladesh, Ltd.	161,759	2,768,612
Berger Paints Bangladesh, Ltd.	69,450	1,432,755
Bata Shoe Co. Bangladesh, Ltd.	75,700	1,220,432
Apex Footwear, Ltd.	113,800	505,768
Total Bangladesh		21,692,000
CHINA/HONG KONG: 12.0%
CIMC Enric Holdings, Ltd.	4,378,000	3,714,104
Luk Fook Holdings International, Ltd.	1,200,000	3,533,716
Shenzhou International Group Holdings, Ltd.	689,000	3,350,981
Alibaba Group Holding, Ltd. ADR[b]	29,300	2,410,511
Tencent Holdings, Ltd.	88,700	1,773,692
Playmates Toys, Ltd.	8,756,000	1,692,490
Future Bright Holdings, Ltd.	9,948,000	1,667,793
Haitian International Holdings, Ltd.	618,000	1,450,777
Melco Crown Entertainment, Ltd. ADR	49,500	971,685
Louis XIII Holdings, Ltd.[b]	1,923,000	734,315
Total China/Hong Kong		21,300,064
VIETNAM: 11.6%
Vinh Hoan Corp.	2,579,760	4,555,898
Phu Nhuan Jewelry JSC	2,007,863	3,659,164
National Seed JSC	539,115	2,393,113
Tien Phong Plastic JSC	1,141,217	2,354,321
Mobile World Investment Corp.[b]	632,587	2,129,045
Dinh Vu Port Investment & Development JSC	517,550	1,231,256
Nam Long Investment Corp.	1,286,590	1,119,363
DHG Pharmaceutical JSC	306,320	1,030,955
Masan Group Corp.[b]	273,360	1,013,905
Saigon Securities, Inc.	746,208	829,603
Phuoc Hoa Rubber JSC	304,000	278,407
Total Vietnam		20,595,030
	Shares	Value
INDIA: 11.3%
PC Jeweller, Ltd.	801,621	$4,826,849
Supreme Industries, Ltd.	223,468	2,369,495
Emami, Ltd.	126,978	2,311,024
Praj Industries, Ltd.	1,224,447	1,812,689
Info Edge India, Ltd.	124,174	1,661,394
VST Industries, Ltd.	49,694	1,270,202
GRUH Finance, Ltd.	304,007	1,248,383
Shriram City Union Finance, Ltd.	41,454	1,140,636
Shriram Transport Finance Co., Ltd.	83,544	1,119,437
Shalimar Paints, Ltd.[b]	525,830	1,024,328
Cipla India, Ltd.	60,053	579,828
Multi Commodity Exchange of India, Ltd.	32,155	525,973
Total India		19,890,238
INDONESIA: 9.0%
PT Matahari Department Store	3,032,600	3,758,598
PT Gudang Garam	1,058,900	3,574,212
PT Bank Mandiri Persero	3,728,900	2,803,127
PT Mayora Indah	1,179,600	2,299,012
PT Sumber Alfaria Trijaya	38,533,300	1,700,934
PT Indofood CBP Sukses Makmur	1,301,700	1,215,016
PT Electronic City Indonesia	4,989,600	482,774
Total Indonesia		15,833,673
SRI LANKA: 8.7%
National Development Bank PLC	2,515,196	4,893,165
Sampath Bank PLC	2,483,749	4,815,145
Hemas Holdings PLC	2,750,677	1,685,766
Aitken Spence Hotel Holdings PLC	1,973,457	1,089,710
Chevron Lubricants Lanka PLC	260,863	716,886
Ceylinco Insurance Co. PLC	51,393	605,308
Ceylon Tobacco Co. PLC	85,424	574,856
Expolanka Holdings PLC[b]	9,348,946	565,968
Lanka Orix Leasing Co. PLC[b]	573,466	427,314
Total Sri Lanka		15,374,118
PHILIPPINES: 6.9%
Puregold Price Club, Inc.	4,214,000	3,456,170
Vista Land & Lifescapes, Inc.	18,094,100	2,547,795
Universal Robina Corp.	505,710	2,174,457
Emperador, Inc.	9,273,800	1,768,192
GT Capital Holdings, Inc.	40,630	1,229,853
RFM Corp.	11,430,400	1,051,082
Total Philippines		12,227,549
THAILAND: 2.7%
SNC Former Public Co., Ltd.	5,111,700	2,372,453
Srisawad Power 1979 Public Co., Ltd.	1,283,568	1,516,710
Beauty Community Public Co., Ltd.	7,142,000	852,461
Total Thailand		4,741,624
CAMBODIA: 1.2%
NagaCorp, Ltd.	2,828,000	2,082,025
Total Cambodia		2,082,025

48 MATTHEWS ASIA FUNDS

Matthews Emerging Asia Fund  June 30, 2015

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
AUSTRALIA: 1.1%
Oil Search, Ltd.	349,221	$1,919,561
Total Australia		1,919,561
SINGAPORE: 1.0%
Yoma Strategic Holdings, Ltd.[b]	5,491,766	1,729,842
Total Singapore		1,729,842
TOTAL COMMON EQUITIES		167,470,698
(Cost $157,687,929)

WARRANTS: 0.0%

THAILAND: 0.0%
Srisawad Power 1979 Public Co., Ltd., expires 6/11/20	50,336	19,225
Total Thailand		19,225
TOTAL WARRANTS		19,225
(Cost $0)
TOTAL INVESTMENTS: 94.8%		167,489,923
(Cost $157,687,929c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 5.2%		9,263,067
NET ASSETS: 100.0%		$176,752,990

a  Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $157,687,929 and net unrealized appreciation consists of:

Gross unrealized appreciation	$23,712,049
Gross unrealized depreciation	(13,910,055)
Net unrealized appreciation	$9,801,994

ADR  American Depositary Receipt

JSC  Joint Stock Co.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 49

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS*

Richard Gao	Andrew Mattock, CFA
Lead Manager	Co-Manager
Henry Zhang, CFA	Winnie Chwang
Co-Manager	Co-Manager

*  Effective April 30, 2015, Andrew Mattock, CFA, became a Co-Manager of this Fund. Effective July 1, 2015, Andrew Mattock, CFA, replaced Richard Gao as Lead Manager of this Fund.

FUND FACTS

	Investor Class	Institutional Class
Ticker	MCHFX	MICFX
CUSIP	577130701	577130818
Inception	2/19/98	10/29/10
NAV	$25.38	$25.37
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.13%	0.97%

Portfolio Statistics

Total # of Positions	51
Net Assets	$1.1 billion
Weighted Average Market Cap	$53.2 billion
Portfolio Turnover	10.23%[2]

Benchmark

MSCI China Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China. China includes its administrative and other districts, such as Hong Kong.

1  Prospectus expense ratios.

2  The lesser of fiscal year 2014 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews China Fund

Portfolio Manager Commentary

For the first half of 2015, the Matthews China Fund returned 18.27% (Investor Class) and 18.33% (Institutional Class), outperforming its benchmark, the MSCI China Index, which returned 14.84%. For the quarter ending June 30, the Fund returned 10.64% (Investor Class) and 10.69% (Institutional Class) while its benchmark rose 6.22%.

Market Environment:

Chinese equities rallied strongly during the second quarter, driven by the central bank's continued loosening of monetary policy as well as strong liquidity in the stock market. The central bank has lowered interest rates three times since last November and cut its reserve ratio twice thus far in 2015. The positive effects of these measures began emerging during the quarter, led by a strong sales volume recovery in the property market, and by increased signs of stabilization in the industrials sector.

Volatility in Chinese equities also rose sharply during the quarter, particularly among China's domestic A-share market. With the A-share index reaching a seven-year high, investors are concerned about the valuation and are turning more cautious about the near-term outlook. The A-share market has experienced a roller coaster ride during the quarter, with some rocky patches in June, and market tumult in early July.

Performance Contributors and Detractors:

During the second quarter, our holdings in the information technology and financials sectors were top contributors to Fund performance. Within information technology, our long-term approach of investing in smaller, quality companies has done well. Kingdee International Software Group, a firm focused on enterprise resource planning systems, and Sina, a Chinese version of Twitter, are among two such companies that contributed most to Fund performance. Both companies belong to the small-capitalization category and fell under much selling pressure last year amid concerns that smaller companies would struggle under a slowing and uncertain business environment. However, the two companies were able to withstand the headwinds and eventually boost their underlying business.

In terms of detractors, the consumer staples sector continued to disappoint, and posed one of the biggest drags on Fund performance. China's consumer price index inflation continues to hover at a low level, which has put pressure on the sector. In addition, China's e-commerce players have been growing rapidly, which has also hampered the sector.

Notable Portfolio Changes:

The Fund continued to consolidate its exposure in the consumer discretionary and consumer staples sectors, and has focused more on the holdings in which we hold a high conviction. We trimmed or exited companies that appeared to be losing their competitive positioning, such as supermarket and hypermarket operator Sun Art Retail Group. We exited the holding during the quarter as it has been losing market share to e-commerce players in recent years. We raised our exposure in the financials sector, including property companies and banks, as we see increasing signs of recovery in those areas.

(continued)

50 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2015

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MCHFX)	10.64%	18.27%	19.20%	9.83%	5.42%	13.14%	10.57%	2/19/98
Institutional Class (MICFX)	10.69%	18.33%	19.35%	10.01%	n.a.	n.a.	1.80%	10/29/10
MSCI China Index[3]	6.22%	14.84%	24.95%	15.18%	7.72%	14.20%	4.67%[4]
Lipper China Region Funds Category Average[5]	7.64%	14.90%	22.40%	14.31%	8.30%	10.10%	8.02%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 85 for index definition.

4  Calculated from 2/28/98.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Tencent Holdings, Ltd.	Information Technology	5.2%
Ping An Insurance Group Co. of China, Ltd.	Financials	4.7%
China Resources Land, Ltd.	Financials	4.0%
China Vanke Co., Ltd.	Financials	3.8%
Sinopharm Group Co., Ltd.	Health Care	3.4%
China Mobile, Ltd.	Telecommunication Services	3.3%
China Merchants Bank Co., Ltd.	Financials	3.2%
China Construction Bank Corp.	Financials	3.0%
Sino Biopharmaceutical, Ltd.	Health Care	2.8%
Hangzhou Hikvision Digital Technology Co., Ltd.	Information Technology	2.5%
% OF ASSETS IN TOP TEN		35.9%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 51

SECTOR ALLOCATION (%)

Financials	23.3
Information Technology	22.2
Industrials	13.9
Consumer Discretionary	11.2
Health Care	9.1
Consumer Staples	5.9
Utilities	4.2
Telecommunication Services	4.0
Energy	2.2
Cash and Other Assets, Less Liabilities	4.0

MARKET CAP EXPOSURE (%)7

Mega Cap (over $25B)	42.5
Large Cap ($10B–$25B)	22.7
Mid Cap ($3B–$10B)	17.1
Small Cap (under $3B)	13.7
Cash and Other Assets, Less Liabilities	4.0

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews China Fund

Portfolio Manager Commentary (continued)

Outlook:

While we are encouraged by early signs of stabilization among China's property-related firms and industrials, we also note that the economy has yet to achieve a full recovery. Exports remain weak and overall corporate earnings are still under pressure, especially in the consumer discretionary and staples sectors. We expect to see some further easing of monetary policies going forward to help stimulate the economy. In terms of reforms, China continues to take drastic action in several areas. In a recent move, officials aimed to lift a rule that caps lending by commercial banks in China at 75% of their deposits. This, along with the interest rate liberalization and measures to deal with local government financial vehicles, should help strengthen the entire banking sector over the long term.

We are cautious over the near-term developments of the A-share market, mainly due to its high valuations and volatilities. Compared to the A-share market, Chinese companies listed in Hong Kong are generally trading at more reasonable valuations and much less volatile. Currently, we continue to focus our efforts on finding solid companies within the Hong Kong universe.

During the second quarter, we also announced that Richard Gao, the Fund's long-time manager, will commence a requested sabbatical at year-end. Effective July 1, 2015, Andrew Mattock, CFA, Co-Manager of the Matthews China Fund assumed Lead Manager responsibility of the Fund. Winnie Chwang and Henry Zhang will continue to serve as Co-Managers of the Fund. In the interim period, Richard is serving as an analyst on the Matthews China Fund.

52 MATTHEWS ASIA FUNDS

Matthews China Fund  June 30, 2015

Consolidated Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 96.0%

	Shares	Value
FINANCIALS: 23.3%
Banks: 8.3%
China Merchants Bank Co., Ltd. H Shares	11,749,643	$34,128,727
China Construction Bank Corp. H Shares	35,150,660	32,062,886
BOC Hong Kong Holdings, Ltd.	5,366,500	22,335,648
		88,527,261
Real Estate Management & Development: 8.0%
China Resources Land, Ltd.	13,246,000	42,868,703
China Vanke Co., Ltd. H Shares	16,513,368	40,544,336
Hang Lung Group, Ltd.	379,000	1,668,165
		85,081,204
Insurance: 4.7%
Ping An Insurance Group Co. of China, Ltd. H Shares	3,715,500	50,142,622
Diversified Financial Services: 2.3%
Hong Kong Exchanges and Clearing, Ltd.	681,300	24,005,313
Total Financials		247,756,400
INFORMATION TECHNOLOGY: 22.2%
Internet Software & Services: 12.8%
Tencent Holdings, Ltd.	2,754,000	55,070,452
Baidu, Inc. ADR[b]	130,500	25,979,940
NetEase, Inc. ADR	175,800	25,467,267
Alibaba Group Holding, Ltd. ADR[b]	188,100	15,474,987
Sina Corp.[b]	272,200	14,580,393
		136,573,039
Electronic Equipment, Instruments & Components: 3.8%
Hangzhou Hikvision Digital Technology Co., Ltd. A Shares[c]	3,705,959	26,637,702
Hollysys Automation Technologies, Ltd.	590,900	14,199,327
		40,837,029
Software: 2.4%
Kingdee International Software Group Co., Ltd.	42,250,800	25,127,991
Communications Equipment: 2.0%
ZTE Corp. H Shares	8,164,765	20,731,727
Technology Hardware, Storage & Peripherals: 1.2%
Lenovo Group, Ltd.	9,250,000	12,788,723
Total Information Technology		236,058,509
INDUSTRIALS: 13.9%
Transportation Infrastructure: 4.2%
Yuexiu Transport Infrastructure, Ltd.	34,195,000	24,597,223
China Merchants Holdings International Co., Ltd.	4,718,581	20,213,696
		44,810,919
Machinery: 3.2%
CRRC Corp., Ltd. H Shares	15,422,000	23,660,357
Airtac International Group	1,568,700	9,838,836
		33,499,193
	Shares	Value
Commercial Services & Supplies: 2.2%
China Everbright International, Ltd.	13,168,000	$23,583,866
Construction & Engineering: 2.0%
China State Construction International Holdings, Ltd.	11,588,000	20,846,704
Airlines: 1.8%
Air China, Ltd. H Shares[d]	17,247,900	19,301,670
Industrial Conglomerates: 0.5%
NWS Holdings, Ltd.	4,016,914	5,806,636
Total Industrials		147,848,988
CONSUMER DISCRETIONARY: 11.2%
Hotels, Restaurants & Leisure: 5.5%
Café de Coral Holdings, Ltd.	6,714,100	24,252,543
Homeinns Hotel Group ADR[b]	670,946	20,745,650
Sands China, Ltd.	3,876,800	13,029,152
		58,027,345
Diversified Consumer Services: 1.2%
New Oriental Education & Technology Group, Inc. ADR[b]	539,700	13,233,444
Media: 1.1%
Television Broadcasts, Ltd.	1,999,500	11,865,627
Textiles, Apparel & Luxury Goods: 1.0%
Belle International Holdings, Ltd.	9,544,000	10,994,952
Automobiles: 0.9%
Dongfeng Motor Group Co., Ltd. H Shares	6,974,000	9,342,960
Internet & Catalog Retail: 0.6%
Jumei International Holding, Ltd. ADR[b]	270,200	6,171,368
Multiline Retail: 0.5%
Golden Eagle Retail Group, Ltd.	3,904,000	5,227,796
Auto Components: 0.4%
Fuyao Glass Industry Group Co., Ltd. H Shares[b]	1,784,400	4,369,179
Total Consumer Discretionary		119,232,671
HEALTH CARE: 9.1%
Pharmaceuticals: 4.8%
Sino Biopharmaceutical, Ltd.	25,408,000	29,457,317
Jiangsu Hengrui Medicine Co., Ltd. A Shares[c]	2,979,219	21,398,873
		50,856,190
Health Care Providers & Services: 3.4%
Sinopharm Group Co., Ltd. H Shares	8,238,400	36,584,110
Health Care Equipment & Supplies: 0.9%
Ginko International Co., Ltd.	748,000	9,401,476
Total Health Care		96,841,776

matthewsasia.com | 800.789.ASIA 53

Matthews China Fund  June 30, 2015

Consolidated Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
CONSUMER STAPLES: 5.9%
Food Products: 2.2%
China Mengniu Dairy Co., Ltd.	4,021,000	$19,944,690
Tingyi (Cayman Islands) Holding Corp.	1,949,000	3,976,418
		23,921,108
Beverages: 2.1%
Kweichow Moutai Co., Ltd. A Shares[b,c]	531,617	22,088,554
Personal Products: 1.6%
Hengan International Group Co., Ltd.	1,421,000	16,867,397
Total Consumer Staples		62,877,059
UTILITIES: 4.2%
Independent Power and Renewable Electricity Producers: 2.4%
China Longyuan Power Group Corp. H Shares	22,495,000	24,968,357
Electric Utilities: 1.8%
Cheung Kong Infrastructure Holdings, Ltd.	2,447,500	18,998,485
Total Utilities		43,966,842
TELECOMMUNICATION SERVICES: 4.0%
Wireless Telecommunication Services: 3.4%
China Mobile, Ltd. ADR	302,700	19,400,043
China Mobile, Ltd.	1,265,583	16,191,762
		35,591,805
Diversified Telecommunication Services: 0.6%
China Communications Services Corp., Ltd. H Shares	13,248,800	6,690,726
Total Telecommunication Services		42,282,531
ENERGY: 2.2%
Oil, Gas & Consumable Fuels: 1.1%
CNOOC, Ltd.	8,436,000	11,966,275
Energy Equipment & Services: 1.1%
China Oilfield Services, Ltd. H Shares	7,294,000	11,599,473
Total Energy		23,565,748
TOTAL INVESTMENTS: 96.0%		1,020,430,524
(Cost $706,034,775e)
CASH AND OTHER ASSETS, LESS LIABILITIES : 4.0%		43,023,460
NET ASSETS: 100.0%		$1,063,453,984

a  Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Security held by Matthews ADF-U Series.

d  Illiquid security, trading was halted at 6/30/15.

e  Cost for federal income tax purposes is $706,662,541 and net unrealized appreciation consists of:

Gross unrealized appreciation	$351,105,267
Gross unrealized depreciation	(37,267,284)
Net unrealized appreciation	$313,767,963

ADR  American Depositary Receipt

See accompanying notes to financial statements.

54 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Sunil Asnani

Lead Manager

Sharat Shroff, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MINDX	MIDNX
CUSIP	577130859	577130768
Inception	10/31/05	10/29/10
NAV	$28.17	$28.23
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.12%	0.94%

Portfolio Statistics

Total # of Positions	49
Net Assets	$1.6 billion
Weighted Average Market Cap	$9.3 billion
Portfolio Turnover	14.86%[2]

Benchmark

S&P Bombay Stock Exchange 100 Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

1  Prospectus expense ratios.

2  The lesser of fiscal year 2014 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews India Fund

Portfolio Manager Commentary

For the first half of 2015, the Matthews India Fund gained 6.46% (Investor Class) and 6.57% (Institutional Class), outperforming its benchmark, the S&P Bombay Stock Exchange 100 Index (the "S&P BSE 100"), which returned 1.20%. For the quarter ending June 30, the Fund returned –3.53% (Investor Class) and –3.49% (Institutional Class), compared to its benchmark, which returned –3.21%.

Market Environment:

Over the first half of the year, investor sentiment toward Indian markets was volatile. The slow pace of legislative reforms relating to land, labor and taxation issues dampened earlier investor optimism. With regard to the outlook for revenue and earnings growth across sectors, corporate guidance was also very cautious, and seemed to indicate expectations for further earnings downgrades.

The issue of a retrospective Minimum Alternative Tax for foreign portfolio managers added further to investor concerns. However, incoming data on inflation and industrial activity kept spirits hopeful. Inflation remained benign and expectations of continued monetary easing also helped preserve some optimism. Early expectations for a weak monsoon season added to market jitters. However, the sentiment improved following good rainfall in early June.

Performance Contributors and Detractors:

During the first half of the year, small- and mid-capitalization stocks in the benchmark underperformed relative to their larger peers. Given our overweight in this segment, this was a detractor to relative Fund performance. However, this was mitigated by stock-specific factors during the first half of the year, leading to outperformance versus the benchmark. While stock-specific factors also helped during the second quarter, they were not enough to overcome the large allocation to small- and mid-capitalization stocks versus the benchmark, and the Fund underperformed. Small- and mid-cap stocks rallied in 2014, and their valuation differential had narrowed. The current market action could be a reversion to the mean.

Another detractor to relative Fund performance over the first half resulted from our under-allocation versus the benchmark in the energy sector. Energy stocks performed well since fuel prices are no longer subsidized. We remain under-allocated to this sector because the dependence on macro and policy factors remains high. While our exposure to metal stocks has been limited, one of our holdings, AIA Engineering, which supplies chrome-based grinding materials for utilities, cement and mining companies, was affected by a global slowdown in demand for metals. Mining has contributed to a big portion of growth for AIA Engineering over the last couple of years. A slowdown in China is likely going to restrict global growth of the mining industry, and expectations over this may have negatively impacted the stock.

(continued)

matthewsasia.com | 800.789.ASIA 55

PERFORMANCE AS OF JUNE 30, 2015

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class (MINDX)	-3.53%	6.46%	28.22%	23.62%	10.27%	13.58%	10/31/05
Institutional Class (MIDNX)	-3.49%	6.57%	28.48%	23.80%	n.a.	6.69%	10/29/10
Bombay Stock Exchange 100 Index[3]	-3.21%	1.20%	4.63%	13.55%	3.97%	11.39%[4]
Lipper India Region Funds Category Average[5]	-3.57%	1.82%	10.09%	15.10%	4.32%	9.62%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 85 for index definition.

4  Calculated from 10/31/05.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Shriram City Union Finance, Ltd.	Financials	5.1%
Taro Pharmaceutical Industries, Ltd.	Health Care	5.0%
Ajanta Pharma, Ltd.	Health Care	4.8%
ITC, Ltd.	Consumer Staples	4.5%
IndusInd Bank, Ltd.	Financials	4.1%
Cognizant Technology Solutions Corp.	Information Technology	4.1%
Emami, Ltd.	Consumer Staples	4.1%
Housing Development Finance Corp.	Financials	3.7%
Kotak Mahindra Bank, Ltd.	Financials	3.6%
Mindtree, Ltd.	Information Technology	3.6%
% OF ASSETS IN TOP TEN		42.6%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

56 MATTHEWS ASIA FUNDS

Matthews India Fund

Portfolio Manager Commentary (continued)

Notable Portfolio Changes:

During the quarter, we initiated some new positions in the technology and health care sectors. We also exited Grasim Industries, a manufacturer of cement and viscose staple fiber that is somewhat more dependent on macroeconomic factors than other portfolio holdings. We sold out of this position in favor of more attractive alternatives.

Among our new portfolio holdings in health care is one of India's oldest pharmaceuticals companies—a vertically integrated pharma firm that is strong in therapeutic areas such as cardiology and gynecology. We found its management to be focused on improving its R&D capabilities, and the firm has been investing heavily in research to develop a pipeline of complex new products that should translate into higher barriers to entry. It has already received some early success in penetrating the U.S. generics market.

Outlook:

While India's government should be doing more to jumpstart the economy through increased spending on infrastructure, one major obstacle has been the country's high fiscal deficit. We expect that structural changes implemented last year—such as the withdrawal of fuel subsidies, directed liquefied petroleum gas subsidies and the enforcement of highway taxes—should help improve the availability of government funds so that infrastructure investment may receive a boost in the coming quarters.

Employment growth through infrastructure investment and a possible moderation in interest rates amid benign inflation should also lead to improvements in consumer discretionary sales. We are already seeing sporadic growth in auto sales, but it is far from a trend. A good harvest for India's agricultural sector would also help revive rural consumption demand.

The Indian government seems to be committed to implementing structural reforms. While Prime Minister Narendra Modi's government is known for its commitment to implementing structural reforms, it does not hold a majority in the Upper House, and also lacks support from the majority of state legislatures. In May, India's Goods and Services Tax bill—proposed as a comprehensive indirect national tax levy on the manufacture, sale and consumption of goods as well as services—was cleared by the parliament's Lower House. Separately, a land bill also appears likely to be presented for parliamentary approval soon. It is our belief that a positive outcome on one or both these bills should help improve business sentiment, and in turn, advance private investment expenditure in India.

SECTOR ALLOCATION (%)

Financials	26.2
Consumer Staples	17.6
Health Care	15.1
Information Technology	14.2
Industrials	11.5
Consumer Discretionary	8.6
Materials	6.2
Cash and Other Assets, Less Liabilities	0.6

MARKET CAP EXPOSURE (%)7

Mega Cap (over $25B)	16.4
Large Cap ($10B–$25B)	4.8
Mid Cap ($3B–$10B)	28.8
Small Cap (under $3B)	49.4
Cash and Other Assets, Less Liabilities	0.6

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 57

Matthews India Fund  June 30, 2015

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 99.4%

	Shares	Value
FINANCIALS: 26.2%
Banks: 10.0%
IndusInd Bank, Ltd.	4,725,934	$64,707,442
Kotak Mahindra Bank, Ltd.	2,623,629	57,016,040
HDFC Bank, Ltd.	2,030,165	33,985,259
HDFC Bank, Ltd. ADR	30,922	1,871,709
		157,580,450
Consumer Finance: 5.9%
Shriram City Union Finance, Ltd.	2,910,154	80,074,935
Sundaram Finance, Ltd.	503,318	12,483,361
		92,558,296
Diversified Financial Services: 4.8%
CRISIL, Ltd.	1,423,753	43,274,892
IDFC, Ltd.	13,050,467	30,216,067
Multi Commodity Exchange of India, Ltd.	168,101	2,749,700
		76,240,659
Thrifts & Mortgage Finance: 4.8%
Housing Development Finance Corp.	2,898,810	58,964,580
GRUH Finance, Ltd.	4,008,445	16,460,394
		75,424,974
Real Estate Management & Development: 0.7%
Ascendas India Trust	17,817,000	11,839,637
Total Financials		413,644,016
CONSUMER STAPLES: 17.6%
Personal Products: 9.7%
Emami, Ltd.	3,514,801	63,970,062
Bajaj Corp., Ltd.	5,479,447	37,413,058
Dabur India, Ltd.	7,142,176	31,378,494
Marico, Ltd.	2,995,223	21,118,298
		153,879,912
Tobacco: 6.4%
ITC, Ltd.	14,217,949	70,277,177
VST Industries, Ltd.†	1,193,704	30,511,629
		100,788,806
Food Products: 1.5%
Zydus Wellness, Ltd.	1,670,471	23,525,100
Total Consumer Staples		278,193,818
HEALTH CARE: 15.1%
Pharmaceuticals: 14.1%
Taro Pharmaceutical Industries, Ltd.[b]	544,600	78,253,574
Ajanta Pharma, Ltd.	3,103,072	76,230,867
Sun Pharmaceutical Industries, Ltd.	2,188,559	30,058,318
Sun Pharma Advanced Research Co., Ltd.[b]	4,816,014	29,684,337
Alembic Pharmaceuticals, Ltd.	508,327	5,288,734
Caplin Point Laboratories, Ltd.	236,003	3,429,134
		222,944,964
	Shares	Value
Health Care Equipment & Supplies: 1.0%
Poly Medicure, Ltd.	2,076,732	$15,006,411
Total Health Care		237,951,375
INFORMATION TECHNOLOGY: 14.2%
IT Services: 11.2%
Cognizant Technology Solutions Corp. Class Ab	1,047,700	64,003,993
Mindtree, Ltd.	2,808,292	56,122,182
eClerx Services, Ltd.†	2,299,076	53,723,933
CMC, Ltd.	110,000	3,406,666
		177,256,774
Internet Software & Services: 3.0%
Info Edge India, Ltd.	3,072,208	41,104,798
Just Dial, Ltd.	305,341	6,084,284
		47,189,082
Total Information Technology		224,445,856
INDUSTRIALS: 11.5%
Machinery: 5.5%
AIA Engineering, Ltd.	2,699,467	42,623,734
Thermax, Ltd.	1,598,128	26,241,874
Ashok Leyland, Ltd.	16,456,152	18,715,257
		87,580,865
Transportation Infrastructure: 2.2%
Gujarat Pipavav Port, Ltd.[b]	10,073,564	34,438,070
Road & Rail: 2.2%
Container Corp. of India, Ltd.	1,291,324	33,964,126
Air Freight & Logistics: 1.6%
Blue Dart Express, Ltd.	261,973	25,423,057
Total Industrials		181,406,118
CONSUMER DISCRETIONARY: 8.6%
Textiles, Apparel & Luxury Goods: 5.5%
Titan Co., Ltd.	9,430,467	54,178,734
Page Industries, Ltd.	97,600	23,143,309
Kewal Kiran Clothing, Ltd.	175,852	5,844,936
Vaibhav Global, Ltd.	500,000	3,843,436
		87,010,415
Household Durables: 2.4%
Symphony, Ltd.	1,126,560	37,439,799
Media: 0.5%
Jagran Prakashan, Ltd.	4,154,523	7,724,490
Auto Components: 0.2%
Exide Industries, Ltd.	1,478,554	3,438,590
Total Consumer Discretionary		135,613,294

58 MATTHEWS ASIA FUNDS

Matthews India Fund  June 30, 2015

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
MATERIALS: 6.2%
Chemicals: 3.4%
Supreme Industries, Ltd.	1,895,000	$20,093,225
Asian Paints, Ltd.	1,571,000	18,619,457
Castrol India, Ltd.	2,139,063	14,549,915
		53,262,597
Metals & Mining: 2.8%
NMDC, Ltd.	23,423,892	43,611,275
Total Materials		96,873,872
TOTAL INVESTMENTS: 99.4%		1,568,128,349
(Cost $1,228,718,532c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 0.6%		10,130,326
NET ASSETS: 100.0%		$1,578,258,675

a  Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $1,228,821,638 and net unrealized appreciation consists of:

Gross unrealized appreciation	$403,759,351
Gross unrealized depreciation	(64,452,640)
Net unrealized appreciation	$339,306,711

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 59

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS*

Kenichi Amaki

Lead Manager

Taizo Ishida

Co-Manager

*  Effective April 30, 2015, Kenichi Amaki became Lead Manager and Taizo Ishida became Co-Manager of this Fund.

FUND FACTS

	Investor Class	Institutional Class
Ticker	MJFOX	MIJFX
CUSIP	577130800	577130792
Inception	12/31/98	10/29/10
NAV	$19.20	$19.22
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.03%	0.90%

Portfolio Statistics

Total # of Positions	58
Net Assets	$1.3 billion
Weighted Average Market Cap	$20.9 billion
Portfolio Turnover	42.52%[2]

Benchmarks

MSCI Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

1  Prospectus expense ratios.

2  The lesser of fiscal year 2014 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Japan Fund

Portfolio Manager Commentary

For the first half of 2015, the Matthews Japan Fund gained 22.29% (Investor Class) and 22.34% (Institutional Class), outperforming its benchmark, the MSCI Japan Index, which returned 13.79%. For the quarter ending June 30, the Fund returned 4.18% (Investor Class) and 4.23% (Institutional Class), outperforming the benchmark, which returned 3.12%.

Market Environment:

Japan's equity market delivered solid returns during the first half buoyed by a recovery in macroeconomic growth and robust corporate earnings. An increase in equity allocations by domestic pension funds has also supported market performance. The yen weakened –2.3% toward the end of the half, prompted by a heightened possibility of a U.S. Federal Reserve rate hike. However, the decline was not momentous enough to significantly dampen U.S. dollar-based returns.

The Corporate Governance Code, a key component of Prime Minister Shinzo Abe's "Third Arrow" growth strategy, was implemented in June. In our meetings with various companies, we feel that this has stimulated more extensive thought, at the management level, regarding capital efficiency with particular attention to shareholder returns such as dividends and share buybacks.

Performance Contributors and Detractors:

Benefit One, a provider of outsourced employee benefit plans, was the top contributor to performance during the second quarter. Its growth is accelerating on the back of an expanding membership base for its health care, incentive and personal benefits services. We are a bit more cautious than before on the firm as valuations have re-rated, but continue to see solid momentum in its business.

By sector, consumer discretionary was the main driver of the Fund's outperformance versus the benchmark. Japan's consumption environment is slowly improving as the rise in nominal wages is prompting consumers to spend a little more on quality. Ryohin Keikaku, the owner of the MUJI retail brand of clothing and housewares, is benefiting from this recovery and performed solidly during the quarter. Auto dealership VT Holdings also performed well on the back of recovering repair and service sales.

On the other hand, the financials sector was the biggest drag on relative performance. Our underweight position in banks hurt us as markets applauded actions by banks to dispose of their cross shareholdings, and return cash to investors. Additionally, profit-taking hit Financial Products Group, following its stellar performance last quarter. Efforts by tax authorities to step up scrutiny of tax savings products have weighed on sentiment, but these measures targeting large corporations are unlikely to affect the group's client base, which consists mostly of small companies.

Notable Portfolio Changes:

During the quarter, we added Kyoritsu Maintenance, an operator of hotels and dormitories. Hotel operations have been benefiting from the influx of inbound tourists, which has pushed up both occupancy and prices. The company plans to aggressively invest in the expansion of its hotel

(continued)

60 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2015

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MJFOX)	4.18%	22.29%	15.69%	18.75%	14.87%	4.18%	6.14%	12/31/98
Institutional Class (MIJFX)	4.23%	22.34%	15.82%	18.91%	n.a.	n.a.	13.19%	10/29/10
MSCI Japan Index[3]	3.12%	13.79%	8.63%	13.56%	9.03%	4.39%	3.24%[4]
Lipper Japanese Funds Category Average[5]	3.95%	15.88%	11.28%	14.13%	10.61%	3.83%	4.21%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted montly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 85 for index definitions.

4  Calculated from 12/31/98.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Toyota Motor Corp.	Consumer Discretionary	3.3%
Kao Corp.	Consumer Staples	3.0%
Tokio Marine Holdings, Inc.	Financials	2.5%
COOKPAD, Inc.	Information Technology	2.5%
Seven & I Holdings Co., Ltd.	Consumer Staples	2.5%
Keyence Corp.	Information Technology	2.5%
ORIX Corp.	Financials	2.3%
Hoya Corp.	Health Care	2.3%
Asahi Intecc Co., Ltd.	Health Care	2.2%
Komatsu, Ltd.	Industrials	2.2%
% OF ASSETS IN TOP TEN		25.3%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 61

SECTOR ALLOCATION (%)

Industrials	22.9
Consumer Discretionary	15.4
Consumer Staples	14.6
Information Technology	14.3
Health Care	13.4
Financials	11.2
Materials	2.4
Telecommunication Services	2.1
Cash and Other Assets, Less Liabilities	3.7

MARKET CAP EXPOSURE (%)7

Mega Cap (over $25B)	19.1
Large Cap ($10B–$25B)	22.0
Mid Cap ($3B–$10B)	18.4
Small Cap (under $3B)	36.8
Cash and Other Assets, Less Liabilities	3.7

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Japan Fund

Portfolio Manager Commentary (continued)

portfolio and given their track record, we are quite optimistic on its ability to execute. Meanwhile, we significantly trimmed our position in robotics company FANUC. Though we applaud the company's new shareholder return policy, we believe the share price has moved away from fundamentals, which is becoming increasingly challenging with declining market share in numerical control and decelerating capital investment by smartphone manufacturers.

Additionally, as a result of the merger of the Nomura Japan Fund into the Matthews Japan Fund, the number of holdings increased beyond its typical range. However, through selective selling, we have returned the portfolio to within our normal range of 50 to 70 holdings.

Outlook:

Uncertainty in the external environment is mounting. Markets appear to have baked in an interest rate hike by the Federal Reserve, to a certain extent, but if the pace of rate hikes were to be accelerated, the yen could weaken further from current levels. The era of ultra-low interest rates in the U.S. is coming to an end, and it remains to be seen how global risk assets respond to this change. We will continue to monitor developments closely to assess any potential impact on portfolio holdings. Still, Japan's fundamentals remain solid. Unemployment is low, nominal wages are rising, exports are improving and corporate earnings are growing. There are certain areas of the market in which valuations have become rich. However, on average, Japan's market remains attractive relative to other developed markets. Additionally, we are seeing encouraging signs of change in corporate governance practices. It won't be an overnight transformation, but it is reasonable to expect positive changes to capital allocation policies over the next several years, leaving an optimistic outlook for Japanese companies.

62 MATTHEWS ASIA FUNDS

Matthews Japan Fund  June 30, 2015

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: JAPAN: 96.3%

	Shares	Value
INDUSTRIALS: 22.9%
Machinery: 9.8%
Komatsu, Ltd.	1,391,100	$27,910,078
Mitsubishi Heavy Industries, Ltd.	4,046,000	24,595,458
Harmonic Drive Systems, Inc.	1,152,000	22,586,535
Nabtesco Corp.	827,200	20,749,268
SMC Corp.	59,900	18,025,056
FANUC Corp.	46,400	9,494,164
		123,360,559
Professional Services: 4.6%
Nihon M&A Center, Inc.	621,100	25,604,625
Benefit One, Inc.	751,200	16,854,666
Recruit Holdings Co., Ltd.	530,100	16,165,009
		58,624,300
Electrical Equipment: 3.7%
Nidec Corp.	337,000	25,220,344
Mabuchi Motor Co., Ltd.	333,900	21,119,984
		46,340,328
Building Products: 2.5%
Daikin Industries, Ltd.	253,000	18,187,760
Aica Kogyo Co., Ltd.	553,800	12,864,152
		31,051,912
Road & Rail: 1.6%
Trancom Co., Ltd.	363,200	19,830,636
Air Freight & Logistics: 0.7%
AIT Corp.†	999,900	9,477,338
Total Industrials		288,685,073
CONSUMER DISCRETIONARY: 15.4%
Specialty Retail: 5.0%
VT Holdings Co., Ltd.	3,391,100	20,285,821
Sac's Bar Holdings, Inc.	983,250	17,737,637
United Arrows, Ltd.	484,300	15,174,746
Workman Co., Ltd.	170,100	9,345,869
		62,544,073
Automobiles: 3.3%
Toyota Motor Corp.	626,400	41,916,987
Hotels, Restaurants & Leisure: 2.1%
Kyoritsu Maintenance Co., Ltd.	328,600	21,121,903
Ride On Express Co., Ltd.	490,300	5,804,998
		26,926,901
Multiline Retail: 1.9%
Ryohin Keikaku Co., Ltd.	122,000	23,658,060
Auto Components: 1.9%
Nifco, Inc.	544,900	23,617,155
Household Durables: 1.2%
Rinnai Corp.	196,800	15,497,038
Total Consumer Discretionary		194,160,214
	Shares	Value
CONSUMER STAPLES: 14.6%
Food & Staples Retailing: 6.2%
Seven & I Holdings Co., Ltd.	731,600	$31,404,392
San-A Co., Ltd.	546,200	24,172,920
Cosmos Pharmaceutical Corp.	166,400	22,578,911
		78,156,223
Household Products: 4.1%
Unicharm Corp.	1,163,600	27,640,770
Pigeon Corp.	758,900	23,900,010
		51,540,780
Personal Products: 3.0%
Kao Corp.	809,800	37,661,359
Food Products: 1.3%
Calbee, Inc.	404,200	17,028,153
Total Consumer Staples		184,386,515
INFORMATION TECHNOLOGY: 14.3%
Electronic Equipment, Instruments & Components: 8.6%
Keyence Corp.	57,600	31,045,069
Murata Manufacturing Co., Ltd.	138,900	24,240,196
Omron Corp.	549,600	23,873,682
Yokogawa Electric Corp.	1,429,500	18,410,830
Anritsu Corp.	1,663,700	11,215,355
		108,785,132
Internet Software & Services: 3.6%
COOKPAD, Inc.	1,747,500	31,684,755
Kakaku.com, Inc.	983,000	14,222,707
		45,907,462
Semiconductors & Semiconductor Equipment: 2.1%
Rohm Co., Ltd.	395,600	26,504,847
Total Information Technology		181,197,441
HEALTH CARE: 13.4%
Health Care Equipment & Supplies: 8.6%
Hoya Corp.	719,100	28,799,765
Asahi Intecc Co., Ltd.	413,600	28,336,307
Sysmex Corp.	419,800	25,002,242
Daiken Medical Co., Ltd.	1,411,000	14,046,357
CYBERDYNE, Inc.[b]	475,200	12,369,857
		108,554,528
Health Care Technology: 2.1%
M3, Inc.	1,351,900	27,175,130
Pharmaceuticals: 1.5%
Rohto Pharmaceutical Co., Ltd.	1,138,100	18,773,514
Health Care Providers & Services: 1.2%
N Field Co., Ltd.b,†	672,600	10,577,014
WIN-Partners Co., Ltd.	311,000	4,076,022
		14,653,036
Total Health Care		169,156,208

matthewsasia.com | 800.789.ASIA 63

Matthews Japan Fund  June 30, 2015

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES: JAPAN (continued)

	Shares	Value
FINANCIALS: 11.2%
Diversified Financial Services: 6.5%
ORIX Corp.	1,954,600	$29,024,797
Zenkoku Hosho Co., Ltd.	638,100	22,712,158
Financial Products Group Co., Ltd.	2,286,500	17,338,634
eGuarantee, Inc.†	638,000	13,238,188
		82,313,777
Insurance: 2.5%
Tokio Marine Holdings, Inc.	763,900	31,769,914
Banks: 2.2%
Sumitomo Mitsui Financial Group, Inc.	609,200	27,121,099
Total Financials		141,204,790
MATERIALS: 2.4%
Chemicals: 2.4%
Shin-Etsu Chemical Co., Ltd.	297,000	18,417,239
MORESCO Corp.†	636,600	11,694,482
Total Materials		30,111,721
TELECOMMUNICATION SERVICES: 2.1%
Wireless Telecommunication Services: 2.1%
SoftBank Corp.	443,800	26,141,148
Total Telecommunication Services		26,141,148
TOTAL INVESTMENTS: 96.3%		1,215,043,110
(Cost $1,039,302,564c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 3.7%		47,105,083
NET ASSETS: 100.0%		$1,262,148,193

a  Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $1,039,974,017 and net unrealized appreciation consists of:

Gross unrealized appreciation	$184,765,205
Gross unrealized depreciation	(9,696,112)
Net unrealized appreciation	$175,069,093

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

See accompanying notes to financial statements.

64 MATTHEWS ASIA FUNDS

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Michael J. Oh, CFA

Lead Manager

Michael B. Han, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAKOX	MIKOX
CUSIP	577130305	577130826
Inception	1/3/95	10/29/10
NAV	$6.54	$6.58
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.11%	0.93%

Portfolio Statistics

Total # of Positions	53
Net Assets	$215.8 million
Weighted Average Market Cap	$21.2 billion
Portfolio Turnover	17.37%[2]

Benchmark

Korea Composite Stock Price Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

1  Prospectus expense ratios.

2  The lesser of fiscal year 2014 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Korea Fund

Portfolio Manager Commentary

For the first half of 2015, the Matthews Korea Fund rose 15.75% (Investor Class) and 15.85% (Institutional Class), outperforming its benchmark, the Korea Composite Stock Price Index, which returned 6.25%. For the quarter ending June 30, the Fund returned 6.51% (Investor Class) and 6.65% (Institutional Class) while its benchmark was nearly flat at 0.82%.

Market Environment:

Early during the second quarter, the Korean stock market experienced a strong rebound amid signs of improving domestic consumption and sentiment. However the outbreak of a virus, the Middle East Respiratory Syndrome (MERS), in late May triggered concerns over the economy. While the spread of MERS was generally confined to hospitals, infecting fewer than 200 people, the outbreak impacted domestic consumption as well as tourism, and overall economic activity declined. South Korea's tourism sector reported a significant rate of cancellations, mainly from the greater China region, reminiscent of the Severe Acute Respiratory Syndrome (SARS) epidemic that disrupted the region a decade ago.

In an effort to contain further economic fallout, the central bank cut its policy rate by 25 basis points (0.25%) in June. The Ministry of Finance also drew up a supplementary budget after cutting its economic growth forecast for the year. Policy support, as well as stronger measures to contain the epidemic, improved investor sentiment as South Korea's stock market began to rebound toward the end of June.

Performance Contributors and Detractors:

Among the top contributors to Fund performance during the first six months of the year were BGF retail, Amorepacific and CJ CGV. BGF retail, one of Korea's major convenience store operators, appreciated sharply after announcing strong first quarter results. A cigarette price hike early this year also helped the company since sales of cigarettes did not decline as much as had been expected.

Beauty product maker Amorepacific's common and preferred shares both performed well following solid first quarter results. The company's strong sales to Chinese tourists via the duty free channel, as well as robust business in China overall, were notable.

Conversely, among the biggest detractors to Fund performance were auto names such as Hankook Tire and Hyundai Motor as well as SK Hynix, a semiconductor manufacturer. Both Hyundai Motor and Hankook Tire have been suffering from adverse business environments as their industries struggle with rising competition in China and a weaker yen that benefited Japanese competitors. These factors have led to disappointing earnings and operating performance in recent quarters. SK Hynix corrected despite strong first quarter results as the market appeared concerned over weaker demand in personal computers and intensified competition among three major players, which may hurt profitability.

Notable Portfolio Changes:

During the quarter, we started a position in Daesang, a major South Korean food manufacturer and distributor. The company has a strong franchise in the traditional sauce, seasoning and food material business

(continued)

matthewsasia.com | 800.789.ASIA 65

PERFORMANCE AS OF JUNE 30, 2015

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MAKOX)	6.51%	15.75%	9.04%	14.73%	13.30%	10.19%	6.48%	1/3/95
Institutional Class (MIKOX)	6.65%	15.85%	9.35%	14.85%	n.a.	n.a.	10.66%	10/29/10
Korea Composite Stock Price Index[3]	0.82%	6.25%	-5.00%	5.84%	7.30%	8.26%	3.25%[4]
Lipper Pacific ex Japan Funds Category Average[5]	-0.25%	4.27%	0.56%	8.60%	7.11%	8.66%	6.37%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 85 for index definition.

4  Calculated from 1/3/95.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
BGF Retail Co., Ltd.	Consumer Staples	4.7%
Samsung Electronics Co., Ltd.	Information Technology	3.8%
Shinhan Financial Group Co., Ltd.	Financials	3.6%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	Financials	3.3%
Amorepacific Corp., Pfd.	Consumer Staples	3.2%
Samsung Electronics Co., Ltd., Pfd.	Information Technology	3.1%
Naver Corp.	Information Technology	2.7%
Ottogi Corp.	Consumer Staples	2.5%
Orion Corp.	Consumer Staples	2.5%
E-Mart Co., Ltd.	Consumer Staples	2.4%
% OF ASSETS IN TOP TEN		31.8%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

66 MATTHEWS ASIA FUNDS

Matthews Korea Fund

Portfolio Manager Commentary (continued)

with significant market share in an oligopolistic market. In recent years, the company has been expanding into related businesses through acquisitions. We believe that the company's past acquisitions have been successful, as it bought small players at reasonable prices and its further acquisitions should help it leverage its strong brand and distribution capabilities. A recent correction of its share price due to disappointing earnings provided a good buying opportunity for us.

Outlook:

While the MERS outbreak hurt near-term domestic consumption, we believe that its impact on South Korea will be short-lived given the government's swift policy response. We also remain optimistic over the investment outlook among the country's structural growth opportunities.

More importantly, we have observed an interesting case of shareholder activism in South Korea initiated by a U.S. hedge fund, which condemned a Samsung group merger plan on the belief that the deal between two key Samsung group units is not in the best interest of shareholders. The crux of the issue is the perceived potential for conflicts of interest between outside investors and the controlling chaebol, or large family conglomerates.

Many observers believe that the deal is not motivated by a desire to create synergies, such as cost savings, but instead by a desire to benefit one of South Korea's wealthiest families. Given the recent positive changes in shareholder policies in Japan, driven in part by government policies, we believe that South Korea may also experience a continued groundswell in shareholder activism toward better corporate governance.

SECTOR ALLOCATION (%)

Consumer Staples	25.6
Consumer Discretionary	21.9
Financials	16.7
Information Technology	12.8
Industrials	6.4
Materials	4.2
Telecommunication Services	3.8
Health Care	3.7
Energy	2.7
Cash and Other Assets, Less Liabilities	2.2

MARKET CAP EXPOSURE (%)7

Mega Cap (over $25B)	10.7
Large Cap ($10B–$25B)	31.3
Mid Cap ($3B–$10B)	25.8
Small Cap (under $3B)	30.0
Cash and Other Assets, Less Liabilities	2.2

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 67

Matthews Korea Fund  June 30, 2015

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: SOUTH KOREA: 79.7%

	Shares	Value
CONSUMER STAPLES: 20.0%
Food & Staples Retailing: 8.9%
BGF Retail Co., Ltd.	70,346	$10,077,476
E-Mart Co., Ltd.	25,451	5,268,520
Hyundai Greenfood Co., Ltd.	207,304	3,917,259
		19,263,255
Food Products: 7.7%
Ottogi Corp.	7,732	5,503,795
Orion Corp.	5,767	5,407,930
Binggrae Co., Ltd.	46,866	3,549,282
Daesang Corp.	70,618	2,247,676
		16,708,683
Household Products: 1.7%
LG Household & Health Care, Ltd.	5,375	3,725,919
Personal Products: 1.7%
Amorepacific Corp.	9,508	3,555,621
Total Consumer Staples		43,253,478
CONSUMER DISCRETIONARY: 18.7%
Hotels, Restaurants & Leisure: 6.1%
Kangwon Land, Inc.	140,084	4,641,894
Modetour Network, Inc.	148,910	4,425,153
Shinsegae Food Co., Ltd.	25,035	4,123,250
		13,190,297
Auto Components: 3.4%
Hankook Tire Co., Ltd.	115,792	4,354,765
Hyundai Mobis Co., Ltd.	15,943	3,026,741
		7,381,506
Media: 3.2%
CJ CGV Co., Ltd.	43,843	5,024,377
Cheil Worldwide, Inc.[b]	121,725	1,884,363
		6,908,740
Specialty Retail: 2.1%
Hotel Shilla Co., Ltd.	45,346	4,533,237
Automobiles: 1.6%
Kia Motors Corp.	83,931	3,405,079
Multiline Retail: 1.4%
Hyundai Department Store Co., Ltd.	23,671	3,115,433
Internet & Catalog Retail: 0.9%
Hyundai Home Shopping Network Corp.	17,709	1,944,823
Total Consumer Discretionary		40,479,115
FINANCIALS: 13.4%
Banks: 6.3%
Shinhan Financial Group Co., Ltd.	207,398	7,719,763
KB Financial Group, Inc.	96,407	3,184,121
DGB Financial Group, Inc.	250,588	2,624,320
		13,528,204
	Shares	Value
Insurance: 3.6%
Dongbu Insurance Co., Ltd.	99,061	$5,009,282
Samsung Fire & Marine Insurance Co., Ltd.	10,355	2,728,555
		7,737,837
Capital Markets: 3.5%
Shinyoung Securities Co., Ltd.	80,699	4,088,759
Kiwoom Securities Co., Ltd.	54,034	3,574,929
		7,663,688
Total Financials		28,929,729
INFORMATION TECHNOLOGY: 9.7%
Technology Hardware, Storage & Peripherals: 3.8%
Samsung Electronics Co., Ltd.	7,226	8,198,520
Semiconductors & Semiconductor Equipment: 2.8%
SK Hynix, Inc.	92,046	3,488,683
Koh Young Technology, Inc.	67,933	2,500,253
		5,988,936
Internet Software & Services: 2.7%
Naver Corp.	10,157	5,765,486
Electronic Equipment, Instruments & Components: 0.4%
Bixolon Co., Ltd.	84,519	965,541
Total Information Technology		20,918,483
INDUSTRIALS: 6.4%
Commercial Services & Supplies: 2.1%
KEPCO Plant Service & Engineering Co., Ltd.	43,728	4,625,850
Machinery: 1.6%
Hy-Lok Corp.	97,458	3,381,258
Professional Services: 1.5%
SaraminHR Co., Ltd.	146,986	3,281,143
Trading Companies & Distributors: 1.2%
iMarketKorea, Inc.	94,864	2,550,676
Total Industrials		13,838,927
TELECOMMUNICATION SERVICES: 3.8%
Wireless Telecommunication Services: 2.3%
SK Telecom Co., Ltd. ADR	197,900	4,905,941
Diversified Telecommunication Services: 1.5%
KT Corp. ADR[b]	252,900	3,204,243
Total Telecommunication Services		8,110,184
HEALTH CARE: 3.7%
Pharmaceuticals: 3.7%
Yuhan Corp.	14,035	3,431,693
Dong-A ST Co., Ltd.	23,987	3,188,538
DongKook Pharmaceutical Co., Ltd.	24,611	1,275,968
Total Health Care		7,896,199

68 MATTHEWS ASIA FUNDS

Matthews Korea Fund  June 30, 2015

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES: SOUTH KOREA (continued)

	Shares	Value
MATERIALS: 2.1%
Chemicals: 2.1%
LG Chem, Ltd.	12,837	$3,201,371
KPX Chemical Co., Ltd.	24,566	1,276,532
Total Materials		4,477,903
ENERGY: 1.9%
Oil, Gas & Consumable Fuels: 1.9%
SK Innovation Co., Ltd.[b]	22,253	2,426,222
S-Oil Corp.	27,690	1,673,546
Total Energy		4,099,768
TOTAL COMMON EQUITIES		172,003,786
(Cost $110,144,116)

PREFERRED EQUITIES: SOUTH KOREA: 18.1%

CONSUMER STAPLES: 5.6%
Personal Products: 3.2%
Amorepacific Corp., Pfd.	37,590	6,908,378
Household Products: 2.4%
LG Household & Health Care, Ltd., Pfd.	17,189	5,218,810
Total Consumer Staples		12,127,188
FINANCIALS: 3.3%
Insurance: 3.3%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	44,291	7,132,200
Total Financials		7,132,200
CONSUMER DISCRETIONARY: 3.2%
Automobiles: 2.2%
Hyundai Motor Co., Ltd., 2nd Pfd.	51,719	4,863,621
Specialty Retail: 1.0%
Hotel Shilla Co., Ltd., Pfd.	35,672	2,142,115
Total Consumer Discretionary		7,005,736
INFORMATION TECHNOLOGY: 3.1%
Technology Hardware, Storage & Peripherals: 3.1%
Samsung Electronics Co., Ltd., Pfd.	7,423	6,596,974
Total Information Technology		6,596,974
MATERIALS: 2.1%
Chemicals: 2.1%
LG Chem, Ltd., Pfd.	26,973	4,543,050
Total Materials		4,543,050
	Shares	Value
ENERGY: 0.8%
Oil, Gas & Consumable Fuels: 0.8%
S-Oil Corp., Pfd.	43,425	$1,623,603
Total Energy		1,623,603
TOTAL PREFERRED EQUITIES		39,028,751
(Cost $23,290,441)
TOTAL INVESTMENTS: 97.8%		211,032,537
(Cost $133,434,557c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.2%		4,774,646
NET ASSETS: 100.0%		$215,807,183

a  Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $134,180,355 and net unrealized appreciation consists of:

Gross unrealized appreciation	$80,100,048
Gross unrealized depreciation	(3,247,866)
Net unrealized appreciation	$76,852,182

ADR  American Depositary Receipt

Pfd.  Preferred

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 69

ASIA SMALL COMPANY STRATEGIES

PORTFOLIO MANAGERS

Lydia So, CFA

Lead Manager

Kenichi Amaki	Beini Zhou, CFA
Co-Manager	Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MSMLX	MISMX
CUSIP	577125206	577125867
Inception	9/15/08	4/30/13
NAV	$22.74	$22.76
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.47%	1.25%

Portfolio Statistics

Total # of Positions	80
Net Assets	$829.0 million
Weighted Average Market Cap	$1.3 billion
Portfolio Turnover	21.70%[2]

Benchmark

MSCI AC Asia ex Japan Small Cap Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies located in Asia ex Japan, which consists of all countries and markets in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region.

1  Prospectus expense ratios.

2  The lesser of fiscal year 2014 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary

For the first half of 2015, the Matthews Asia Small Companies Fund returned 5.96% (Investor Class) and 6.06% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Small Cap Index, returned 11.37%. For the quarter ending June 30, the Fund returned 3.55% (Investor Class) and 3.60% (Institutional Class), while its benchmark returned 5.50%.

Market Environment:

The beginning of the quarter witnessed a solid rally in China and Hong Kong markets. In particular, the Hang Seng Index rose nearly 20% from mid-March to the end of April, driven by record liquidity from mainland China investors who took advantage of the relatively new Shanghai—Hong Kong Stock Connect Program that was launched last November. China's domestic A-share market also continued its rally. The A-share index troughed about a year ago in mid-2014 and then proceeded to more than double in less than 12 months.

Unlike many markets in the rest of the world, retail investors have dominated China's A-share market trading. This has led to not only higher volatility but also an increasing detachment of share prices away from underlying fundamentals. Triple digit price-to-earnings ratios* are now not uncommon among A-share stocks. Many A-share companies traded at unjustifiably hefty multiples, much higher than their Hong Kong-traded industry peers. To offer an example of the recent buying frenzy, one A share-listed real estate firm saw its share price more than double within a week of merely announcing a corporate name change to reflect its intention to enter peer-to-peer lending.

However the China bull market run, which was driven in part by margin lending, was not sustainable. In early July, shares on both the Hong Kong and China domestic A-share markets plummeted as local investors seemed to pay little attention to company fundamentals. The market tumult appeared to stabilize within a few days.

Performance Contributors and Detractors:

The Fund's underperformance versus its benchmark during the quarter came primarily from two sources—the portfolio's underweight in the Hong Kong market and its overweight in the Indonesian market. Our under-allocation in Hong Kong hurt performance following that market's rally early in the quarter. The Hong Kong rally was somewhat reminiscent of the junk rally in 2009, when lower-quality companies jumped higher than higher-quality companies. As our long-time shareholders may know, we seek a portfolio of high-quality securities. However, the higher-quality names lagged those in the index during the rally. Regarding Indonesia, the country marked disappointing first quarter GDP growth partly due to declining commodity prices. Slow policy action has also tempered investors' expectations of the new Jokowi government, leading to weakness in the local currency. We believe it will take some time for the new government's policies, especially those related to infrastructure projects, to enhance Indonesia's economy.

Among the biggest detractors to Fund performance in the quarter was Arwana Citramulia, an Indonesian ceramic tile business that we added

(continued)

70 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2015

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class (MSMLX)	3.55%	5.96%	5.83%	13.85%	10.47%	15.91%	9/15/08
Institutional Class (MISMX)	3.60%	6.06%	6.07%	n.a.	n.a.	8.17%	4/30/13
MSCI AC Asia ex Japan Small Cap Index[3]	5.50%	11.37%	5.26%	12.11%	6.96%	10.84%[4]
Lipper Pacific ex Japan Funds Category Average[5]	-0.25%	4.27%	0.56%	8.60%	7.11%	9.33%[6]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 85 for index definition.

4  Calculated from 9/15/08.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

6  Calculated from 9/30/08.

TOP TEN HOLDINGS7

	Sector	Country	% of Net Assets
PChome Online, Inc.	Information Technology	Taiwan	2.6%
i-SENS, Inc.	Health Care	South Korea	2.1%
Vitasoy International Holdings, Ltd.	Consumer Staples	China/Hong Kong	2.1%
Kerry Logistics Network, Ltd.	Industrials	China/Hong Kong	2.0%
Lee's Pharmaceutical Holdings, Ltd.	Health Care	China/Hong Kong	2.0%
Hy-Lok Corp.	Industrials	South Korea	1.9%
Voltronic Power Technology Corp.	Industrials	Taiwan	1.8%
ARA Asset Management, Ltd.	Financials	Singapore	1.8%
Interpark Corp.	Consumer Discretionary	South Korea	1.8%
Medy-Tox, Inc.	Health Care	South Korea	1.8%
% OF ASSETS IN TOP TEN			19.9%

7  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 71

COUNTRY ALLOCATION (%)8

China/Hong Kong	30.3
Taiwan	15.9
India	11.9
South Korea	11.6
Indonesia	6.9
Singapore	6.5
Malaysia	5.7
Philippines	4.5
Thailand	3.6
Vietnam	0.1
Cash and Other Assets, Less Liabilities	3.0

SECTOR ALLOCATION (%)

Industrials	19.2
Consumer Staples	17.3
Information Technology	15.2
Health Care	14.6
Consumer Discretionary	14.2
Financials	12.8
Materials	2.0
Utilities	1.7
Cash and Other Assets, Less Liabilities	3.0

MARKET CAP EXPOSURE (%)9,10

Mega Cap (over $25B)	0.0
Large Cap ($10B–$25B)	0.0
Mid Cap ($3B–$10B)	2.3
Small Cap (under $3B)	94.7
Cash and Other Assets, Less Liabilities	3.0

8  Not all countries where the Fund may invest are included in the benchmark index.

9  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

10  The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion or the largest company included in the Fund's primary benchmark, the MSCI All Country Asia ex Japan Small Cap Index.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary (continued)

two years ago. The firm's sales saw a double-digit drop during the first quarter of the year. Demand for tiles slowed due to a weakening macro environment. Margins also declined sharply as gas prices—the biggest cost component for the firm, which is also priced in U.S. dollars—ceased to fall lower. We continue to hold the name as we believe the company remains one of the most cost-competitive players in the country and we expect its profitability to rebound once demand returns later in the year.

On the positive side, South Korea's Ezwelfare, a provider of outsourced corporate benefit programs, reported solid numbers for the first quarter and its share price reacted positively. It's worth mentioning that this stock currently lacks any broker coverage so it is likely that few follow it. We always love the idea of doing original research on under-followed small-cap stocks in Asia because this may help one uncover pricing inefficiencies.

Notable Portfolio Changes:

Early in the quarter, we initiated a position in Clear Media in Hong Kong, an outdoor media company running the largest bus shelter advertising network in China with dominant positions in major cities. The company is controlled by Clear Channel, one of the biggest outdoor media companies in the U.S. We like the firm's market position as well as its cash flow generation capabilities, and were able to initiate our position at an attractive multiple. On the sell side, we exited Osim International in Singapore. Its core massage chair business in China turned out to be more challenging than we originally anticipated. We decided to exit this position and redeploy the proceeds to some of our names in Indonesia and Taiwan across several sectors.

Outlook:

After years of declining global interest rates, the "day of reckoning" seems closer now. Markets seem to be baking in expectations of a modest interest rate increase by the U.S. Federal Reserve later this year. Despite the recent high volatility in the China and Hong Kong markets, we continue to focus on bottom-up fundamentals and avoid jumping on any bandwagons to chase market rallies. We remain attentive to the small-cap companies that we believe generate high returns on capital, are run by sensible capital allocators and are insulated from rising costs of capital with strong balance sheets.

Investing in small- and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies.

*  Price-to-Earnings Ratio (P/E Ratio) is a valuation ratio of a company's current share price compared to its per-share earnings and is calculated as the market value per share divided by the Earnings per Share (EPS).

72 MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund  June 30, 2015

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 97.0%

	Shares	Value
CHINA/HONG KONG: 30.3%
Vitasoy International Holdings, Ltd.	10,072,000	$17,151,460
Kerry Logistics Network, Ltd.	10,732,000	16,954,253
Lee's Pharmaceutical Holdings, Ltd.	10,010,000	16,632,648
Towngas China Co., Ltd.	15,907,000	14,532,017
Fairwood Holdings, Ltd.	4,792,000	14,342,215
China Biologic Products, Inc.[b]	122,154	14,067,255
Lifetech Scientific Corp.[b]	44,900,000	12,859,106
Goldpac Group, Ltd.	19,681,000	12,554,104
Sunny Optical Technology Group Co., Ltd.	5,586,000	12,159,048
PAX Global Technology, Ltd.[b]	8,385,000	12,010,777
51job, Inc. ADR[b]	349,200	11,607,408
Minth Group, Ltd.	5,122,000	11,446,054
Qingdao Port International Co., Ltd. H Shares	19,260,000	11,273,308
Airtac International Group	1,636,996	10,267,187
China Distance Education Holdings, Ltd. ADR	637,200	10,220,688
Clear Media, Ltd.	8,694,000	10,201,248
Convenience Retail Asia, Ltd.	14,450,000	8,332,721
China Merchants China Direct Investments, Ltd.	3,452,000	8,234,752
Bitauto Holdings, Ltd. ADR[b]	149,100	7,611,555
YGM Trading, Ltd.	5,708,000	7,398,534
Stelux Holdings International, Ltd.	34,459,000	5,729,044
Beijing Capital Land, Ltd. H Shares	7,140,000	5,480,586
Total China/Hong Kong		251,065,968
TAIWAN: 15.9%
PChome Online, Inc.	1,303,841	21,522,708
Voltronic Power Technology Corp.	1,208,600	15,232,300
Adlink Technology, Inc.	4,193,000	14,136,520
Sporton International, Inc.	1,955,660	13,191,397
TSC Auto ID Technology Co., Ltd.	1,411,000	12,375,565
Merida Industry Co., Ltd.	1,860,000	12,060,977
FineTek Co., Ltd.†	2,891,000	11,742,861
Sinmag Equipment Corp.	2,047,253	11,338,149
Aerospace Industrial Development Corp.[b]	7,600,000	10,499,545
Addcn Technology Co., Ltd.	725,000	9,588,007
Total Taiwan		131,688,029
INDIA: 11.9%
Emami, Ltd.	648,059	11,794,800
Bajaj Corp., Ltd.	1,566,339	10,694,790
Page Industries, Ltd.	43,016	10,200,129
Mindtree, Ltd.	491,862	9,829,593
Supreme Industries, Ltd.	914,042	9,691,848
GRUH Finance, Ltd.	2,164,292	8,887,511
Ipca Laboratories, Ltd.	768,213	8,547,660
AIA Engineering, Ltd.	515,228	8,135,288
Gujarat Pipavav Port, Ltd.[b]	2,368,308	8,096,435
Berger Paints India, Ltd.	2,174,029	6,656,546
CRISIL, Ltd.	217,039	6,596,888
Total India		99,131,488
	Shares	Value
SOUTH KOREA: 11.6%
i-SENS, Inc.[b]	323,343	$17,650,095
Hy-Lok Corp.	450,972	15,646,256
Interpark Corp.	664,236	14,809,994
Medy-Tox, Inc.	29,466	14,702,836
Ezwelfare Co., Ltd.†	874,223	13,974,263
Binggrae Co., Ltd.	166,238	12,589,629
Pyeong Hwa Automotive Co., Ltd.	521,429	6,603,844
Total South Korea		95,976,917
INDONESIA: 6.9%
PT AKR Corporindo	20,771,300	9,215,904
PT Selamat Sempurna	26,591,300	9,184,696
PT Sumber Alfaria Trijaya	180,090,800	7,949,555
PT Bank Tabungan Pensiunan Nasional[b]	29,993,400	7,739,632
PT Arwana Citramulia	159,244,000	6,286,691
PT Ultrajaya Milk Industry & Trading Co.	17,446,900	5,091,283
PT Modern Internasional	143,102,900	4,711,957
PT Astra Otoparts	20,759,825	3,892,710
PT Wismilak Inti Makmur†	114,350,600	3,511,541
Total Indonesia		57,583,969
SINGAPORE: 6.5%
ARA Asset Management, Ltd.	11,437,000	14,815,641
Raffles Medical Group, Ltd.	4,289,900	14,651,624
Super Group, Ltd.	11,846,400	9,757,464
Petra Foods, Ltd.	3,569,300	9,275,383
ISEC Healthcare, Ltd.	17,932,900	5,325,879
Total Singapore		53,825,991
MALAYSIA: 5.7%
Karex BHD	14,419,450	11,732,762
7-Eleven Malaysia Holdings BHD	27,461,900	11,708,351
Alliance Financial Group BHD	8,677,500	10,087,167
KPJ Healthcare BHD	6,966,893	7,792,284
Oldtown BHD	13,431,825	5,692,869
Total Malaysia		47,013,433
PHILIPPINES: 4.5%
Security Bank Corp.	4,054,327	14,519,418
Vista Land & Lifescapes, Inc.	68,192,400	9,602,038
RFM Corp.	101,503,200	9,333,722
Philippine Seven Corp.	1,454,751	3,871,593
Total Philippines		37,326,771
THAILAND: 3.6%
Bangkok Chain Hospital Public Co., Ltd.	37,431,675	7,809,290
Tisco Financial Group Public Co., Ltd.	5,402,710	7,352,276
Supalai Public Co., Ltd.	12,090,800	6,711,342
Aeon Thana Sinsap Thailand Public Co., Ltd.	1,861,800	5,192,941
Siam Global House Public Co., Ltd.	5,338,400	1,390,887
Aeon Thana Sinsap Thailand Public Co., Ltd. NVDR	461,300	1,286,660
Total Thailand		29,743,396

matthewsasia.com | 800.789.ASIA 73

Matthews Asia Small Companies Fund  June 30, 2015

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
VIETNAM: 0.1%
DHG Pharmaceutical JSC	270,000	$908,716
Total Vietnam		908,716
TOTAL INVESTMENTS: 97.0%		804,264,678
(Cost $681,049,943c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 3.0%		24,778,495
NET ASSETS: 100.0%		$829,043,173

a  Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $681,049,943 and net unrealized appreciation consists of:

Gross unrealized appreciation	$179,796,771
Gross unrealized depreciation	(56,582,036)
Net unrealized appreciation	$123,214,735

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

BHD  Berhad

JSC  Joint Stock Co.

NVDR  Non-voting Depositary Receipt

See accompanying notes to financial statements.

74 MATTHEWS ASIA FUNDS

ASIA SMALL COMPANY STRATEGIES

PORTFOLIO MANAGERS*

Richard Gao	Henry Zhang, CFA
Lead Manager	Co-Manager

*  Effective July 1, 2015, Tiffany Hsiao, CFA, replaced Richard Gao as Lead Manager of this Fund and Kenichi Amaki became a Co-Manager of this Fund.

FUND FACTS

Investor Class
Ticker	MCSMX
CUSIP	577125404
Inception	5/31/11
NAV	$10.73
Initial Investment	$2,500
Gross Expense Ratio[1]	1.90%
After Fee Waiver and Reimbursement[2]	1.50%

Portfolio Statistics

Total # of Positions	39
Net Assets	$26.0 million
Weighted Average Market Cap	$2.1 billion
Portfolio Turnover	32.42%[3]

Benchmark

MSCI China Small Cap Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies located in China. China includes its administrative and other districts, such as Hong Kong.

1  Prospectus expense ratios.

2  Matthews has contractually agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.50%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or to exceed any other agreed upon expense limitation for that year. This agreement will remain in place until April 30, 2016, may be renewed for additional periods not exceeding one year and may be terminated at any time by the Board of Trustees or the Trust on behalf of the Fund on 60 days' written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3  The lesser of fiscal year 2014 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews China Small Companies Fund

Portfolio Manager Commentary

For the first half of 2015, the Matthews China Small Companies Fund returned 16.50%, while its benchmark, the MSCI China Small Cap Index was up 28.28%. For the quarter ending June 30, the Fund returned 14.27% while its benchmark returned 20.33%.

Market Environment:

Chinese equities outperformed the region in the second quarter of 2015, propelled by an accommodative monetary policy and a gradual and mild recovery in various economic indicators. Within China, small-capitalization companies outperformed their larger-cap peers during the quarter. Stocks for such smaller companies were also driven by positive sentiment over the impending launch of the much-anticipated Shenzhen—Hong Kong Stock Connect Program expected in the latter half of 2015.

Regarding monetary stimulus, China's lending and deposit rate cut in June was the fourth cut in seven months. In addition, the expansion of a targeted lending scheme from the People's Bank of China, via pledged supplementary loans, continues to send positive signals to the market. Economic indicators showed gradual improvement, albeit at a mild pace. The strongest pickup in economic indicators came from property sales (by floor area), and fixed asset investments, which reported year-on-year growth of 15% and 11%, respectively.

Performance Contributors and Detractors:

During the second quarter of 2015, our best-performing sectors were financials and industrials. Conversely, our worst-performing sectors were materials and consumer staples, which remained relatively flat during the quarter. On a relative basis, our overweight in the health care sector hurt our performance due to the sector's relatively muted response in the second quarter market rally.

Two of our biggest contributors on a stock level were Guotai Junan International and PAX Global Technology. Guotai Junan International is the international unit of one of China's largest stock brokers and has seen significant pickup in business volume through the Shanghai—Hong Kong Connect Program. PAX Global has been a long-term portfolio holding, and continues to execute well in the financial transaction Point-of-Sales equipment market.

Our top detractors were Qingdao Port International and CIMC Enric Holdings. We added Qingdao Port as a new position late in the quarter and its stock fell along with the market during the volatile second half of June. However, we have a favorable view of its dominant positioning on the Shandong Peninsula. The share price for CIMC Enric, an industrial design and engineering company, was hurt by weak oil prices in the second half of 2014, impacting its first half 2015 results. Longer term, we are still confident in the firm's fundamentals given our positive view on natural gas adoption in China.

Notable Portfolio Changes:

We increased our exposure to the financials and technology sectors during the quarter, and reduced our industrials and consumer-related sector exposure. These changes were mainly as a result of our bottom-up stock selection process.

(continued)

matthewsasia.com | 800.789.ASIA 75

PERFORMANCE AS OF JUNE 30, 2015

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	Since Inception	Inception date
Investor Class (MCSMX)	14.27%	16.50%	14.72%	16.84%	3.05%	5/31/11
MSCI China Small Cap Index[4]	20.33%	28.28%	27.94%	22.62%	4.84%
Lipper China Region Funds Category Average[5]	7.64%	14.90%	22.40%	14.31%	4.26%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 85 for index definition.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
PAX Global Technology, Ltd.	Information Technology	6.4%
Lee's Pharmaceutical Holdings, Ltd.	Health Care	5.4%
Sino Biopharmaceutical, Ltd.	Health Care	5.1%
Boer Power Holdings, Ltd.	Industrials	5.0%
Sunny Optical Technology Group Co., Ltd.	Information Technology	4.2%
SITC International Holdings Co., Ltd.	Industrials	4.1%
Shenzhen Chiwan Petroleum	Industrials	4.0%
China Biologic Products, Inc.	Health Care	3.9%
Franshion Properties China, Ltd.	Financials	3.8%
Towngas China Co., Ltd.	Utilities	3.5%
% OF ASSETS IN TOP TEN		45.4%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

76 MATTHEWS ASIA FUNDS

Matthews China Small Companies Fund

Portfolio Manager Commentary (continued)

In terms of specific positions, we exited our position in Formosa Optical Technology given a very slow recovery in the Chinese contact lens industry. We also exited slower growing industrial companies such as Yungtay Engineering, Haitian International and Greatview Aseptic Packaging and put the proceeds to add TK Group Holdings, a key plastic injection mold global supplier.

Outlook:

Small-cap companies in China's domestic A-share market outperformed their Hong Kong-listed and U.S.-listed peers during the quarter. However, due to lofty valuations and a government crackdown on margin trading, we started to see a correction in onshore-listed securities toward the second half of June. We expect the trading environment to be choppy entering the year's first half earnings season.

Fundamentally, corporate earnings recovery remains relatively mild compared to previous cycles. In fact, compared to the last big China rally in 2007, corporate earnings growth this time has failed to keep up with valuation expansion. As a result, we are focused on those names in which we hold a long-term conviction over competitive positioning and high quality earnings growth, rather than speculative multiples expansion. We continue to see better risk/reward investment opportunities in Hong Kong-listed and U.S.-listed China small companies. Ultimately, we believe, a gradual low-inflationary recovery in China's economy is the best scenario for Chinese equities and we expect to see this continue playing out for the remainder of the year.

During the quarter, we also announced that Richard Gao, the Fund's long-time manager, will commence a requested sabbatical at year-end. Effective July 1, 2015, Tiffany Hsiao, CFA, assumed Lead Manager responsibility of the Fund. We are also pleased to announce that Kenichi Amaki, Lead Manager of the Matthews Japan Fund and Co-Manager of the Matthews Asia Small Companies Fund has been named a Co-Manager of the Matthews China Small Companies Fund. There have been no other changes to the portfolio management team, with Henry Zhang, CFA, remaining as a Co-Manager.

Investing in small- and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies.

COUNTRY ALLOCATION (%)

China/Hong Kong	88.6
Taiwan	5.3
Cash and Other Assets, Less Liabilities	6.1

SECTOR ALLOCATION (%)

Industrials	29.7
Health Care	22.7
Information Technology	13.3
Consumer Discretionary	11.6
Financials	11.5
Utilities	3.5
Consumer Staples	1.6
Cash and Other Assets, Less Liabilities	6.1

MARKET CAP EXPOSURE (%)7,8

Mega Cap (over $25B)	0.0
Large Cap ($10B–$25B)	0.0
Mid Cap ($3B–$10B)	16.4
Small Cap (under $3B)	77.5
Cash and Other Assets, Less Liabilities	6.1

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

8  The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion or the largest company included in the Fund's primary benchmark, the MSCI China Small Cap Index.

matthewsasia.com | 800.789.ASIA 77

Matthews China Small Companies Fund  June 30, 2015

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 93.9%

	Shares	Value
INDUSTRIALS: 29.7%
Electrical Equipment: 7.6%
Boer Power Holdings, Ltd.	615,000	$1,299,988
Voltronic Power Technology Corp.	54,200	683,097
		1,983,085
Professional Services: 5.3%
Sporton International, Inc.	104,100	702,180
51job, Inc. ADR[b]	20,324	675,570
		1,377,750
Transportation Infrastructure: 4.5%
Yuexiu Transport Infrastructure, Ltd.	1,042,000	749,534
Qingdao Port International Co., Ltd. H Shares	730,000	427,285
		1,176,819
Machinery: 4.2%
CIMC Enric Holdings, Ltd.	574,000	486,957
TK Group Holdings, Ltd.	1,456,000	485,676
Airtac International Group	16,811	105,435
		1,078,068
Marine: 4.1%
SITC International Holdings Co., Ltd.	1,608,000	1,061,446
Air Freight & Logistics: 4.0%
Shenzhen Chiwan Petroleum B Shares[b]	364,084	1,048,822
Total Industrials		7,725,990
HEALTH CARE: 22.7%
Pharmaceuticals: 15.9%
Lee's Pharmaceutical Holdings, Ltd.	851,500	1,414,855
Sino Biopharmaceutical, Ltd.	1,152,000	1,335,596
CSPC Pharmaceutical Group, Ltd.	686,000	677,351
SSY Group, Ltd.[c]	1,666,000	574,203
Tianjin ZhongXin Pharmaceutical Group Corp., Ltd. S Shares	79,000	121,656
		4,123,661
Biotechnology: 4.2%
China Biologic Products, Inc.[b]	8,900	1,024,924
Shanghai Haohai Biological Technology Co., Ltd. H Shares[b]	10,700	68,328
		1,093,252
Life Sciences Tools & Services: 2.6%
WuXi PharmaTech Cayman, Inc. ADR[b]	16,200	684,612
Total Health Care		5,901,525
	Shares	Value
INFORMATION TECHNOLOGY: 13.3%
Electronic Equipment, Instruments & Components: 10.6%
PAX Global Technology, Ltd.[b]	1,156,000	$1,655,868
Sunny Optical Technology Group Co., Ltd.	504,000	1,097,057
China High Precision Automation Group, Ltd.[b,c]	195,000	7,547
		2,760,472
Software: 1.9%
Chanjet Information Technology Co., Ltd. H Shares	139,600	487,620
Technology Hardware, Storage & Peripherals: 0.8%
Goldpac Group, Ltd.	333,000	212,414
Total Information Technology		3,460,506
CONSUMER DISCRETIONARY: 11.6%
Diversified Consumer Services: 5.5%
China Distance Education Holdings, Ltd. ADR	42,660	684,266
New Oriental Education & Technology Group, Inc. ADR[b]	16,600	407,032
TAL Education Group ADR[b]	9,600	338,880
		1,430,178
Auto Components: 3.4%
Minth Group, Ltd.	398,000	889,404
Hotels, Restaurants & Leisure: 2.6%
Fairwood Holdings, Ltd.	107,500	321,742
Homeinns Hotel Group ADR[b]	7,550	233,446
China Lodging Group, Ltd. ADS[b]	4,200	102,564
		657,752
Media: 0.1%
Clear Media, Ltd.	27,000	31,681
Total Consumer Discretionary		3,009,015
FINANCIALS: 11.5%
Real Estate Management & Development: 6.8%
Franshion Properties China, Ltd.	2,776,000	990,746
KWG Property Holding, Ltd.	912,500	767,770
		1,758,516
Capital Markets: 3.2%
Guotai Junan International Holdings, Ltd.	1,299,000	844,433
Diversified Financial Services: 1.5%
China Merchants China Direct Investments, Ltd.	162,000	386,451
Total Financials		2,989,400

78 MATTHEWS ASIA FUNDS

Matthews China Small Companies Fund  June 30, 2015

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
UTILITIES: 3.5%
Gas Utilities: 3.5%
Towngas China Co., Ltd.	988,000	$902,598
Total Utilities		902,598
CONSUMER STAPLES: 1.6%
Food Products: 1.6%
China Modern Dairy Holdings, Ltd.	784,000	281,826
Vitasoy International Holdings, Ltd.	72,000	122,608
Total Consumer Staples		404,434
TOTAL INVESTMENTS: 93.9%		24,393,468
(Cost $17,980,357d)
CASH AND OTHER ASSETS, LESS LIABILITIES: 6.1%		1,583,081
NET ASSETS: 100.0%		$25,976,549

a  Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Illiquid security, trading was halted at 6/30/15.

d  Cost for federal income tax purposes is $18,026,279 and net unrealized appreciation consists of:

Gross unrealized appreciation	$7,215,973
Gross unrealized depreciation	(848,784)
Net unrealized appreciation	$6,367,189

ADR  American Depositary Receipt

ADS  American Depositary Share

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 79

ASIA SPECIALTY STRATEGY

PORTFOLIO MANAGERS

Michael J. Oh, CFA

Lead Manager

Lydia So, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MATFX	MITEX
CUSIP	577130883	577125859
Inception	12/27/99	4/30/13
NAV	$14.80	$14.81
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.16%	0.95%

Portfolio Statistics

Total # of Positions	54
Net Assets	$182.0 million
Weighted Average Market Cap	$31.3 billion
Portfolio Turnover	62.99%[2]

Benchmark

MSCI AC Asia Index

MSCI AC Asia Information Technology Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that derive more than 50% of their revenues from the sale of products or services in science- and technology-related industries and services. Asia consists of all countries and markets in Asia, including developed, emerging, and frontier countries and markets in the Asian region.

1  Prospectus expense ratios.

2  The lesser of fiscal year 2014 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Science and Technology Fund

Portfolio Manager Commentary

For the first half of 2015, the Matthews Asia Science and Technology Fund gained 8.74% (Investor Class) and 8.82% (Institutional Class) while its primary benchmark, the MSCI All Country Asia Index, and its secondary benchmark, the MSCI All Country Asia Information Technology Index, returned 9.34% and 6.51%, respectively. For the quarter ending June 30, the Fund returned 3.71% (Investor Class) and 3.78% (Institutional Class) while its benchmarks returned 1.80% and –2.79%, respectively.

Market Environment:

Overall, we have seen a strong ongoing growth environment for Internet service companies globally while the outlook for the technology hardware space has remained weak. Demand for online services is particularly robust in China and the country's Internet sector also performed strongly on the back of the strength of the China A-share market.

While overall growth in smartphones throughout the region was weaker than expected during the first half of the year—following the strong growth seen last year—demand in emerging parts of Asia, including Southeast Asia, remains healthy.

Meanwhile, demand for health care products and services remained high in the region, along with rising incomes and improved welfare policies, as less wealthy countries continued to drive the sector. As more consumers shift to mobile devices, demand for PCs has continued to slide.

Performance Contributors and Detractors:

SaraminHR, a South Korean human resources and recruitment firm, was the top contributor to Fund performance during the second quarter. The firm is the second-largest player in the duopolistic market and operates a popular jobsite portal. Its main competitor has been bought out by a foreign company and SaraminHR has been gaining market share by responding faster to both clients and users.

Conversely, Delta Electronics was among the major detractors to Fund performance for the second quarter. Delta Electronics dominates the power supply business for various segments. Its PC-related business was a drag on performance, but we remain positive about the company's future growth outlook, especially its automation-related businesses.

Notable Portfolio Changes:

During the second quarter, we added Japanese consumer discretionary holding Shimano, which manufactures components for sporting equipment such as bicycles and rowing gear. The company holds a strong industry franchise and has continuously innovated with new designs and products. It stands to benefit as rising incomes and improving lifestyles in Asia create new demand for leisure products.

We believe China continues to be a bright spot for Asia's tech investors, with high consumer demand for various Internet services. We are seeing robust entrepreneurial activity in China's online-to-offline industry

(continued)

80 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2015

				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MATFX)	3.71%	8.74%	10.13%	20.28%	14.05%	10.67%	3.04%	12/27/99
Institutional Class (MITEX)	3.78%	8.82%	10.34%	n.a.	n.a.	n.a.	20.20%	4/30/13
MSCI AC Asia Index[3]	1.80%	9.34%	6.22%	11.55%	8.30%	6.48%	2.43%[4]
MSCI AC Asia Information Technology Index[3]	-2.79%	6.51%	3.12%	14.47%	10.18%	6.63%	-1.03%[4]

Lipper Global Science and Technology Funds Category Average[5] 2.66%	5.65%	9.16%	17.95%	15.78%	10.77%	1.91%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund's most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 85 for index definition.

4  Calculated from 12/31/99.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	Country	% of Net Assets
Baidu, Inc.	Information Technology	China/Hong Kong	9.0%
JD.com, Inc.	Consumer Discretionary	China/Hong Kong	3.6%
Ctrip.com International, Ltd.	Consumer Discretionary	China/Hong Kong	3.0%
Info Edge India, Ltd.	Information Technology	India	3.0%
PChome Online, Inc.	Information Technology	Taiwan	2.7%
CITIC Telecom International Holdings, Ltd.	Telecommunication Services	China/Hong Kong	2.7%
Naver Corp.	Information Technology	South Korea	2.6%
Samsung Electronics Co., Ltd., Pfd.	Information Technology	South Korea	2.5%
NetEase, Inc.	Information Technology	China/Hong Kong	2.5%
China Biologic Products, Inc.	Health Care	China/Hong Kong	2.3%
% OF ASSETS IN TOP TEN			33.9%

6  Holdings may combine more than one security from same issuer and related depositary receipts.
matthewsasia.com | 800.789.ASIA 81

COUNTRY ALLOCATION (%)7

China/Hong Kong	44.6
Japan	14.0
South Korea	13.5
Taiwan	11.0
India	9.1
United States	1.5
Singapore	1.5
Indonesia	1.5
Thailand	1.1
Vietnam	0.7
Cash and Other Assets, Less Liabilities	1.5

SECTOR ALLOCATION (%)

Information Technology	50.6
Health Care	15.8
Consumer Discretionary	14.6
Industrials	10.0
Telecommunication Services	4.3
Consumer Staples	3.2
Cash and Other Assets, Less Liabilities	1.5

MARKET CAP EXPOSURE (%)8

Mega Cap (over $25B)	30.3
Large Cap ($10B–$25B)	21.2
Mid Cap ($3B–$10B)	9.5
Small Cap (under $3B)	37.5
Cash and Other Assets, Less Liabilities	1.5

7  Not all countries are included in the benchmark index(es).

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia Science and Technology Fund

Portfolio Manager Commentary (continued)

(O2O), which is an e-commerce model that combines online platforms with more traditionally offline opportunities and business models. We are seeing this trend throughout Asia but the trend is most evident in China. We expect to see more investments to come in the O2O space in coming years. The proliferation of smartphone devices continues to expand the market for Asia's Internet companies. We remain overweight versus the benchmark in the software and services industries, in particular among Internet companies, and especially in China.

Despite the strong growth in the past few years, Internet penetration in Asia is still at around 35%, and future growth prospects are solid. The portfolio's exposure to China's domestic A-share market remains minimal, primarily due to the currently high valuations. However, we may seek to increase this exposure once valuations become more reasonable.

Outlook:

We continue to focus on identifying innovative companies in secular growth industries such as software, health care, Internet, consumer and industrial services. We expect firms in such areas to be less affected by macroeconomic events as these industries should be able to organically capture market share from "old economy" companies. We continue to take a long-term approach in seeking pioneering companies that are well-positioned to benefit as the region's growth drivers see an ongoing shift from capital and labor inputs to productivity growth.

82 MATTHEWS ASIA FUNDS

Matthews Asia Science and Technology Fund  June 30, 2015

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 94.3%

	Shares	Value
CHINA/HONG KONG: 44.6%
Baidu, Inc. ADR[b]	82,100	$16,344,468
JD.com, Inc. ADR[b]	194,200	6,622,220
Ctrip.com International, Ltd. ADR[b]	75,300	5,468,286
CITIC Telecom International Holdings, Ltd.	10,752,000	4,985,151
NetEase, Inc. ADR	31,000	4,490,815
China Biologic Products, Inc.[b]	36,000	4,145,760
PAX Global Technology, Ltd.[b]	2,762,000	3,956,323
WuXi PharmaTech Cayman, Inc. ADR[b]	88,100	3,723,106
Alibaba Group Holding, Ltd. ADR[b]	43,100	3,545,837
21Vianet Group, Inc. ADR[b]	156,000	3,201,120
CAR, Inc.[b]	1,491,000	3,168,702
Tencent Holdings, Ltd.	148,700	2,973,484
Sino Biopharmaceutical, Ltd.	2,400,000	2,782,492
Shanghai Jahwa United Co., Ltd. A Shares	398,341	2,779,143
Qunar Cayman Islands, Ltd. ADR[b]	63,900	2,738,115
51job, Inc. ADR[b]	81,018	2,693,038
Sunny Optical Technology Group Co., Ltd.	1,235,000	2,688,225
Zhaopin, Ltd. ADR[b]	171,663	2,640,177
China Distance Education Holdings, Ltd. ADR	135,200	2,168,608
Total China/Hong Kong		81,115,070
JAPAN: 14.0%
Olympus Corp.	110,400	3,811,561
Hoya Corp.	88,200	3,532,387
Sony Corp. ADR[b]	111,400	3,162,646
Murata Manufacturing Co., Ltd.	17,600	3,071,472
Asahi Intecc Co., Ltd.	39,100	2,678,795
FANUC Corp.	12,000	2,455,387
Rohm Co., Ltd.	35,300	2,365,068
Keyence Corp.	4,300	2,317,601
Shimano, Inc.	15,000	2,046,906
Total Japan		25,441,823
TAIWAN: 11.0%
PChome Online, Inc.	302,174	4,988,034
Hermes Microvision, Inc.	52,000	3,376,739
Largan Precision Co., Ltd.	27,000	3,082,072
Ennoconn Corp.	256,000	3,054,526
Taiwan Semiconductor Manufacturing Co., Ltd.	500,933	2,278,554
Delta Electronics, Inc.	432,000	2,210,056
Merida Industry Co., Ltd.	156,000	1,011,566
Total Taiwan		20,001,547
	Shares	Value
SOUTH KOREA: 9.3%
Naver Corp.	8,286	$4,703,438
SaraminHR Co., Ltd.	125,545	2,802,520
Samsung Electronics Co., Ltd.	2,259	2,563,030
SK Hynix, Inc.	66,570	2,523,104
iMarketKorea, Inc.	87,703	2,358,133
Koh Young Technology, Inc.	51,761	1,905,048
Total South Korea		16,855,273
INDIA: 9.1%
Info Edge India, Ltd.	402,704	5,388,003
Lupin, Ltd.	113,328	3,353,711
Just Dial, Ltd.	125,653	2,503,786
Blue Dart Express, Ltd.	22,300	2,164,094
Ipca Laboratories, Ltd.	168,583	1,875,769
Mindtree, Ltd.	65,378	1,306,544
Total India		16,591,907
UNITED STATES: 1.5%
Cognizant Technology Solutions Corp. Class Ab	45,300	2,767,377
Total United States		2,767,377
SINGAPORE: 1.5%
Raffles Medical Group, Ltd.	809,900	2,766,114
Total Singapore		2,766,114
INDONESIA: 1.5%
PT Telekomunikasi Indonesia Persero ADR	63,300	2,746,587
Total Indonesia		2,746,587
THAILAND: 1.1%
Major Cineplex Group Public Co., Ltd.	2,039,400	2,032,776
Total Thailand		2,032,776
VIETNAM: 0.7%
Mobile World Investment Corp.[b]	375,365	1,263,334
Total Vietnam		1,263,334
TOTAL COMMON EQUITIES		171,581,808
(Cost $119,778,360)

matthewsasia.com | 800.789.ASIA 83

Matthews Asia Science and Technology Fund  June 30, 2015

Schedule of Investmentsa (unaudited) (continued)

PREFERRED EQUITIES: 4.2%

	Shares	Value
SOUTH KOREA: 4.2%
Samsung Electronics Co., Ltd., Pfd.	5,054	$4,491,594
LG Household & Health Care, Ltd., Pfd.	10,272	3,118,716
Total South Korea		7,610,310
TOTAL PREFERRED EQUITIES		7,610,310
(Cost $7,871,331)
TOTAL INVESTMENTS: 98.5%		179,192,118
(Cost $127,649,691c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.5%		2,785,946
NET ASSETS: 100.0%		$181,978,064

a  Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $127,729,096 and net unrealized appreciation consists of:

Gross unrealized appreciation	$54,230,275
Gross unrealized depreciation	(2,767,253)
Net unrealized appreciation	$51,463,022

ADR  American Depositary Receipt

Pfd.  Preferred

See accompanying notes to financial statements.

84 MATTHEWS ASIA FUNDS

Disclosures

Fund Holdings: The Fund holdings shown in this report are as of June 30, 2015. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is filed with the SEC within 60 days of the end of the quarter to which it relates, and is available on the SEC's website at www.sec.gov. It may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Complete schedules of investments are also available without charge, upon request, from the Funds by calling us at 800.789.ASIA (2742).

Proxy Voting Record: The Funds' Statement of Additional Information containing a description of the policies and procedures that the Funds have used to vote proxies relating to portfolio securities, along with each Fund's proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30, is available upon request, at no charge, at the Funds' website at matthewsasia.com or by calling 800.789.ASIA (2742), or on the SEC's website at www.sec.gov.

Shareholder Reports and Prospectuses: To reduce the Funds' expenses, we try to identify related shareholders in a household and send only one copy of the Funds' prospectus and financial reports to that address. This process, called "householding," will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds' current prospectus, summary prospectus and financial reports on our website. If you prefer to receive individual copies of the Funds' prospectus or financial reports, please call us at 800.789.ASIA (2742).

Redemption Fee Policy: Currently, a 2.00% redemption fee will be assessed on the sale or exchange of shares of the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund and Matthews China Small Companies Fund (collectively, the "Covered Funds") within 90 days after the date an investor purchases shares of the Covered Funds. The imposition of redemption fees pursuant to the Funds' Short-Term Trading Redemption Fee Policy for the Covered Funds may assist the Covered Funds in discouraging market timing activity.

The redemption fee is also imposed to discourage short-term buying and selling of shares of the Covered Funds, which can disrupt the management of the Covered Funds' investment portfolios and may have detrimental effects on the Covered Funds and other shareholders, and to allocate the costs the Covered Funds incur as a result of short-term trading and market timing. This fee is payable directly to the Covered Funds.

To determine whether the redemption fee applies, the Covered Funds do not count the day that you purchased your shares, and first redeem the shares that you have held the longest.

The Covered Funds may grant exemptions from the redemption fee in certain circumstances. For more information on this policy, please see the Funds' prospectus.

Index Definitions

The HSBC Asian Local Bond Index (ALBI) tracks the total return performance of a bond portfolio consisting of local-currency denominated, high quality and liquid bonds in Asia ex-Japan. The ALBI includes bonds from the following countries: Korea, Hong Kong, India, Singapore, Taiwan, Malaysia, Thailand, Philippines, Indonesia and China.

The MSCI All Country Asia ex Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia Pacific Index is a free float– adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI Emerging Markets (EM) Asia Index is a free float-adjusted market capitalization weighted index of the stock markets of China, India, Indonesia, Korea, Malaysia, the Philippines, Taiwan and Thailand.

The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong exchange, and B shares listed on the Shanghai and Shenzhen exchanges.

The S&P Bombay Stock Exchange (BSE) 100 Index is a free float–adjusted market capitalization–weighted index of the 100 stocks listed on the Bombay Stock Exchange.

The MSCI Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan.

The Korea Composite Stock Price Index (KOSPI) is a market capitalization–weighted index of all common stocks listed on the Korea Stock Exchange.

The MSCI All Country Asia ex Japan Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the Chinese equity securities markets, including H shares listed on the Hong Kong exchange, B shares listed on the Shanghai and Shenzhen exchanges, and Hong Kong-listed securities known as Red Chips (issued by entities owned by national or local governments in China) and P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China).

The MSCI All Country Asia Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, India, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia Information Technology Index is a free float–adjusted market capitalization–weighted index designed to measure the combined equity market performance of companies in the information technology sector of developed and emerging markets countries in Asia. Component companies include those of software and services, technology hardware and equipment, and semiconductors and semiconductor equipment.

matthewsasia.com | 800.789.ASIA 85

Disclosure of Fund Expenses (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's operating expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund's costs in two ways:

Actual Fund Return: This section helps you to estimate the actual operating expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Operating Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an

$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled "Operating Expenses Paid During Period."

Hypothetical 5% Return: This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before operating expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the operating expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees.

Matthews Asia Funds does not charge any sales loads, exchange fees, or 12b-1 fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

86 MATTHEWS ASIA FUNDS

  June 30, 2015

	INVESTOR CLASS				INSTITUTIONAL CLASS
	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expense Ratio[1]	Operating Expenses Paid During Period 1/1/15– 6/30/15[2]	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expense Ratio[1]	Operating Expenses Paid During Period 1/1/15– 6/30/15[2]
ASIA FIXED INCOME STRATEGY
Matthews Asia Strategic Income Fund
Actual Fund Return	$1,000.00	$1,003.80	1.11%	$5.51	$1,000.00	$1,004.80	0.90%	$4.47
Hypothetical 5% Return	$1,000.00	$1,019.29	1.11%	$5.56	$1,000.00	$1,020.33	0.90%	$4.51
ASIA GROWTH AND INCOME STRATEGIES
Matthews Asian Growth and Income Fund
Actual Fund Return	$1,000.00	$1,034.60	1.08%	$5.45	$1,000.00	$1,035.50	0.92%	$4.64
Hypothetical 5% Return	$1,000.00	$1,019.44	1.08%	$5.41	$1,000.00	$1,020.23	0.92%	$4.61
Matthews Asia Dividend Fund
Actual Fund Return	$1,000.00	$1,126.50	1.04%	$5.48	$1,000.00	$1,127.20	0.92%	$4.85
Hypothetical 5% Return	$1,000.00	$1,019.64	1.04%	$5.21	$1,000.00	$1,020.23	0.92%	$4.61
Matthews China Dividend Fund
Actual Fund Return	$1,000.00	$1,227.40	1.12%	$6.19	$1,000.00	$1,227.80	0.99%	$5.47
Hypothetical 5% Return	$1,000.00	$1,019.24	1.12%	$5.61	$1,000.00	$1,019.89	0.99%	$4.96
ASIA GROWTH STRATEGIES
Matthews Asia Focus Fund
Actual Fund Return	$1,000.00	$991.00	1.50%	$7.40	$1,000.00	$991.00	1.25%	$6.17
Hypothetical 5% Return	$1,000.00	$1,017.36	1.50%	$7.50	$1,000.00	$1,018.60	1.25%	$6.26
Matthews Asia Growth Fund
Actual Fund Return	$1,000.00	$1,045.00	1.09%	$5.53	$1,000.00	$1,046.30	0.91%	$4.62
Hypothetical 5% Return	$1,000.00	$1,019.39	1.09%	$5.46	$1,000.00	$1,020.28	0.91%	$4.56
Matthews Pacific Tiger Fund
Actual Fund Return	$1,000.00	$1,081.30	1.05%	$5.42	$1,000.00	$1,081.70	0.88%	$4.54
Hypothetical 5% Return	$1,000.00	$1,019.59	1.05%	$5.26	$1,000.00	$1,020.43	0.88%	$4.41
Matthews Asia ESG Fund*
Actual Fund Return	$1,000.00	$923.74	1.50%	$2.41	$1,000.00	$920.78	1.25%	$2.01[3]
Hypothetical 5% Return	$1,000.00	$1,017.36	1.50%	$7.50	$1,000.00	$1,018.60	1.25%	$6.26[2]
Matthews Emerging Asia Fund
Actual Fund Return	$1,000.00	$997.40	1.47%	$7.28	$1,000.00	$999.10	1.25%	$6.20
Hypothetical 5% Return	$1,000.00	$1,017.50	1.47%	$7.35	$1,000.00	$1,018.60	1.25%	$6.26
Matthews China Fund
Actual Fund Return	$1,000.00	$1,182.70	1.13%	$6.12	$1,000.00	$1,183.30	0.99%	$5.36
Hypothetical 5% Return	$1,000.00	$1,019.19	1.13%	$5.66	$1,000.00	$1,019.89	0.99%	$4.96
Matthews India Fund
Actual Fund Return	$1,000.00	$1,064.60	1.07%	$5.48	$1,000.00	$1,065.70	0.89%	$4.56
Hypothetical 5% Return	$1,000.00	$1,019.49	1.07%	$5.36	$1,000.00	$1,020.38	0.89%	$4.46
Matthews Japan Fund
Actual Fund Return	$1,000.00	$1,222.90	0.98%	$5.40	$1,000.00	$1,223.40	0.88%	$4.85
Hypothetical 5% Return	$1,000.00	$1,019.93	0.98%	$4.91	$1,000.00	$1,020.43	0.88%	$4.41
Matthews Korea Fund
Actual Fund Return	$1,000.00	$1,157.50	1.10%	$5.88	$1,000.00	$1,158.50	0.94%	$5.03
Hypothetical 5% Return	$1,000.00	$1,019.34	1.10%	$5.51	$1,000.00	$1,020.13	0.94%	$4.71
ASIA SMALL COMPANY STRATEGIES
Matthews Asia Small Companies Fund
Actual Fund Return	$1,000.00	$1,059.60	1.46%	$7.46	$1,000.00	$1,060.60	1.25%	$6.39
Hypothetical 5% Return	$1,000.00	$1,017.55	1.46%	$7.30	$1,000.00	$1,018.60	1.25%	$6.26
Matthews China Small Companies Fund
Actual Fund Return	$1,000.00	$1,165.00	1.50%	$8.05
Hypothetical 5% Return	$1,000.00	$1,017.36	1.50%	$7.50
ASIA SPECIALTY STRATEGY
Matthews Asia Science and Technology Fund
Actual Fund Return	$1,000.00	$1,087.40	1.15%	$5.95	$1,000.00	$1,088.20	0.95%	$4.92
Hypothetical 5% Return	$1,000.00	$1,019.09	1.15%	$5.76	$1,000.00	$1,020.08	0.95%	$4.76

* Commenced operations on April 30, 2015.

1 Annualized, based on the Fund's most recent fiscal half-year expenses.

2 Operating expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, then divided by 365.

3 Operating expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 61 days, then divided by 365.

matthewsasia.com | 800.789.ASIA 87

Statements of Assets and Liabilities (Unaudited)  June 30, 2015

	Matthews Asia Strategic Income Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund[1]	Matthews China Dividend Fund
ASSETS:
Investments at value (A) (Note 2-A and 7):
Unaffiliated issuers	$67,507,161	$3,918,596,714	$4,917,780,776	$214,499,148
Affiliated issuers	—	—	774,315,062	—
Total investments	67,507,161	3,918,596,714	5,692,095,838	214,499,148
Cash	3,013,442	126,591,117	148,869,956	14,961,385
Segregated foreign currency at value (B)	—	—	58,837	—
Foreign currency at value (B)	—	2,297,580	59,495,564	410,905
Dividends, interest and other receivable—Unaffiliated issuers	1,002,795	8,612,195	21,031,721	1,493,912
Dividends receivable—Affiliated issuers	—	—	1,431,382	—
Receivable for securities sold	—	30,949,327	13,335,528	2,190,907
Receivable for capital shares sold	11,929	6,348,420	21,596,999	1,166,481
Due from Advisor (Note 5)	—	—	—	—
Deferred offering costs (Note 2-E)	—	—	240	—
Prepaid expenses and other assets	30,598	41,111	44,790	14,173
TOTAL ASSETS	71,565,925	4,093,436,464	5,957,960,855	234,736,911
LIABILITIES:
Payable for securities purchased	1,450,847	8,800,219	13,729,001	203,504
Payable for capital shares redeemed	106,239	31,695,490	7,257,584	4,403,869
Deferred foreign capital gains tax liability (Note 2-G)	11,647	—	523,860	—
Due to Advisor (Note 5)	24,124	2,287,384	3,224,911	133,143
Administration and accounting fees payable	935	57,019	78,804	3,012
Administration and shareholder servicing fees payable	14,607	897,563	1,012,733	40,092
Custodian fees payable	1,828	282,926	323,733	4,981
Transfer agent fees payable	13,728	886,948	781,545	26,796
Offering costs (Note 2-E)	—	—	—	—
Trustees fees payable	—	—	—	—
Accrued other expenses payable	23,495	10,182	168,919	16,228
TOTAL LIABILITIES	1,647,450	44,917,731	27,101,090	4,831,625
NET ASSETS	$69,918,475	$4,048,518,733	$5,930,859,765	$229,905,286
NET ASSETS:
Investor Class	$58,170,952	$2,914,655,558	$3,214,367,459	$203,456,699
Institutional Class	11,747,523	1,133,863,175	2,716,492,306	26,448,587
TOTAL	$69,918,475	$4,048,518,733	$5,930,859,765	$229,905,286
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Class	5,674,719	158,198,925	189,190,124	12,598,167
Institutional Class	1,146,729	61,593,494	159,928,466	1,637,460
TOTAL	6,821,448	219,792,419	349,118,590	14,235,627

1  Consolidated Statements of Assets and Liabilities.

See accompanying notes to financial statements.

88 MATTHEWS ASIA FUNDS

	Matthews Asia Focus Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund	Matthews Asia ESG Fund
ASSETS:
Investments at value (A) (Note 2-A and 7):
Unaffiliated issuers	$14,421,321	$946,074,953	$7,981,270,529	$1,461,562
Affiliated issuers	—	—	929,500,348	—
Total investments	14,421,321	946,074,953	8,910,770,877	1,461,562
Cash	912,227	43,495,579	455,609,681	183,239
Segregated foreign currency at value (B)	—	—	—	—
Foreign currency at value (B)	—	969,884	7,870,986	310
Dividends, interest and other receivable—Unaffiliated issuers	49,157	994,052	25,374,636	3,501
Dividends receivable—Affiliated issuers	—	—	—	—
Receivable for securities sold	434,150	—	—	—
Receivable for capital shares sold	33,000	997,974	24,109,693	8,362
Due from Advisor (Note 5)	—	—	—	5,658
Deferred offering costs (Note 2-E)	—	—	—	—
Prepaid expenses and other assets	35,221	40,255	81,808	16,456
TOTAL ASSETS	15,885,076	992,572,697	9,423,817,681	1,679,088
LIABILITIES:
Payable for securities purchased	342,659	—	22,240,500	8,285
Payable for capital shares redeemed	47,373	835,737	3,928,913	—
Deferred foreign capital gains tax liability (Note 2-G)	11	151,277	—	2,588
Due to Advisor (Note 5)	44	550,916	5,081,979	—
Administration and accounting fees payable	216	13,372	126,351	20
Administration and shareholder servicing fees payable	927	176,828	1,444,882	250
Custodian fees payable	—	76,999	751,531	3,208
Transfer agent fees payable	—	131,018	1,017,613	314
Offering costs (Note 2-E)	—	—	—	1,322
Trustees fees payable	—	—	—	46
Accrued other expenses payable	3,781	18,974	35,483	—
TOTAL LIABILITIES	395,011	1,955,121	34,627,252	16,033
NET ASSETS	$15,490,065	$990,617,576	$9,389,190,429	$1,663,055
NET ASSETS:
Investor Class	$8,259,842	$655,613,712	$3,369,529,222	$560,535
Institutional Class	7,230,223	335,003,864	6,019,661,207	1,102,520
TOTAL	$15,490,065	$990,617,576	$9,389,190,429	$1,663,055
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Class	832,716	29,738,193	117,290,956	56,967
Institutional Class	726,700	15,112,293	209,494,677	112,000
TOTAL	1,559,416	44,850,486	326,785,633	168,967

matthewsasia.com | 800.789.ASIA 89

Statements of Assets and Liabilities (Unaudited) (continued)  June 30, 2015

	Matthews Asia Strategic Income Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund[1]	Matthews China Dividend Fund
NET ASSET VALUE:
Investor Class, offering price and redemption price	$10.25	$18.42	$16.99	$16.15
Institutional Class, offering price and redemption price	$10.24	$18.41	$16.99	$16.15
NET ASSETS CONSIST OF:
Capital paid-in	$72,968,691	$3,318,369,070	$4,904,054,146	$191,575,895
Undistributed (distributions in excess of) net investment income (loss)	675,540	(15,063,051)	(61,970,572)	(2,375,745)
Undistributed/accumulated net realized gain (loss) on investments, financial futures contracts, and foreign currency related transactions	(2,269,281)	187,352,322	17,897,622	11,259,907
Net unrealized appreciation (depreciation) on investments, financial futures contracts, foreign currency translations and deferred foreign capital gains taxes	(1,456,475)	557,860,392	1,070,878,569	29,445,229
NET ASSETS	$69,918,475	$4,048,518,733	$5,930,859,765	$229,905,286
(A) Investments at cost:
Unaffiliated issuers	$68,946,669	$3,360,737,685	$4,086,448,636	$185,055,077
Affiliated issuers	—	—	534,374,243	—
Total investments at cost	$68,946,669	$3,360,737,685	$4,620,822,879	$185,055,077
(B) Foreign currency at cost	$—	$2,297,580	$59,448,354	$410,905

1  Consolidated Statements of Assets and Liabilities.

See accompanying notes to financial statements.

90 MATTHEWS ASIA FUNDS

	Matthews Asia Focus Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund	Matthews Asia ESG Fund
NET ASSET VALUE:
Investor Class, offering price and redemption price	$9.92	$22.05	$28.73	$9.84
Institutional Class, offering price and redemption price	$9.95	$22.17	$28.73	$9.84
NET ASSETS CONSIST OF:
Capital paid-in	$15,660,919	$826,036,707	$6,225,494,914	$1,689,723
Undistributed (distributions in excess of) net investment income (loss)	106,777	(8,175,623)	29,143,867	3,083
Undistributed/accumulated net realized gain (loss) on investments, financial futures contracts, and foreign currency related transactions	(123,883)	(19,021,428)	251,929,973	(453)
Net unrealized appreciation (depreciation) on investments, financial futures contracts, foreign currency translations and deferred foreign capital gains taxes	(153,748)	191,777,920	2,882,621,675	(29,298)
NET ASSETS	$15,490,065	$990,617,576	$9,389,190,429	$1,663,055
(A) Investments at cost:
Unaffiliated issuers	$14,576,223	$754,148,703	$5,156,490,445	$1,488,276
Affiliated issuers	—	—	871,727,920	—
Total investments at cost	$14,576,223	$754,148,703	$6,028,218,365	$1,488,276
(B) Foreign currency at cost	$—	$970,732	$7,864,067	$310

matthewsasia.com | 800.789.ASIA 91

Statements of Assets and Liabilities (Unaudited) (continued)  June 30, 2015

	Matthews Emerging Asia Fund	Matthews China Fund[1]	Matthews India Fund	Matthews Japan Fund
ASSETS:
Investments at value (A) (Note 2-A and 7):
Unaffiliated issuers	$167,489,923	$1,020,430,524	$1,483,892,787	$1,170,056,088
Affiliated issuers	—	—	84,235,562	44,987,022
Total investments	167,489,923	1,020,430,524	1,568,128,349	1,215,043,110
Cash	11,052,778	18,541,619	17,209,258	74,851,703
Segregated foreign currency at value (B)	—	63,067	—	—
Foreign currency at value (B)	622,588	17,169,118	1,027,481	1,125,622
Dividends, interest and other receivable—Unaffiliated issuers	244,595	7,802,521	2,498,655	531,101
Receivable for securities sold	—	12,974,650	1,656,411	453,066
Receivable for capital shares sold	234,464	743,593	2,131,918	23,936,374
Deferred offering costs (Note 2-E)	—	240	—	—
Prepaid expenses and other assets	59,605	37,331	52,800	43,303
TOTAL ASSETS	179,703,953	1,077,762,663	1,592,704,872	1,315,984,279
LIABILITIES:
Payable for securities purchased	1,192,486	8,012,431	1,902,391	51,172,309
Payable for capital shares redeemed	257,276	5,033,193	4,754,279	1,792,739
Cash overdraft	—	—	—	—
Deferred foreign capital gains tax liability (Note 2-G)	1,335,721	—	6,389,876	—
Due to Advisor (Note 5)	102,694	617,909	854,538	626,499
Administration and accounting fees payable	2,296	15,144	20,763	14,241
Administration and shareholder servicing fees payable	30,769	242,904	267,107	153,329
Professional fees payable	7,095	25,461	30,235	21,005
Transfer agent fees payable	22,626	242,517	189,665	55,964
Accrued other expenses payable	—	119,120	37,343	—
TOTAL LIABILITIES	2,950,963	14,308,679	14,446,197	53,836,086
NET ASSETS	$176,752,990	$1,063,453,984	$1,578,258,675	$1,262,148,193
NET ASSETS:
Investor Class	$121,918,842	$1,003,166,495	$1,312,573,632	$887,345,980
Institutional Class	54,834,148	60,287,489	265,685,043	374,802,213
TOTAL	$176,752,990	$1,063,453,984	$1,578,258,675	$1,262,148,193
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Class	10,533,484	39,520,433	46,601,402	46,216,138
Institutional Class	4,731,725	2,376,261	9,411,429	19,503,615
TOTAL	15,265,209	41,896,694	56,012,831	65,719,753

1  Consolidated Statements of Assets and Liabilities.

See accompanying notes to financial statements.

92 MATTHEWS ASIA FUNDS

	Matthews Korea Fund	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund	Matthews Asia Science and Technology Fund
ASSETS:
Investments at value (A) (Note 2-A and 7):
Unaffiliated issuers	$211,032,537	$775,036,013	$24,393,468	$179,192,118
Affiliated issuers	—	29,228,665	—	—
Total investments	211,032,537	804,264,678	24,393,468	179,192,118
Cash	4,559,511	23,586,673	1,377,059	—
Segregated foreign currency at value (B)	—	—	—	—
Foreign currency at value (B)	—	3,391,567	6,141	1,073,321
Dividends, interest and other receivable—Unaffiliated issuers	61,704	1,075,086	88,527	190,834
Receivable for securities sold	249,347	1,616,615	—	2,112,567
Receivable for capital shares sold	404,330	2,534,619	211,900	119,179
Deferred offering costs (Note 2-E)	—	—	—	—
Prepaid expenses and other assets	18,447	42,137	15,134	14,814
TOTAL ASSETS	216,325,876	836,511,375	26,092,229	182,702,833
LIABILITIES:
Payable for securities purchased	242,506	5,184,954	—	335,825
Payable for capital shares redeemed	68,113	1,171,148	70,701	180,050
Cash overdraft	—	—	—	11,789
Deferred foreign capital gains tax liability (Note 2-G)	—	41,983	—	—
Due to Advisor (Note 5)	117,995	689,149	14,773	102,852
Administration and accounting fees payable	2,892	10,991	356	2,630
Administration and shareholder servicing fees payable	36,471	162,840	5,675	34,701
Professional fees payable	18,884	21,941	18,546	21,816
Transfer agent fees payable	26,785	140,428	5,629	28,717
Accrued other expenses payable	5,047	44,768	—	6,389
TOTAL LIABILITIES	518,693	7,468,202	115,680	724,769
NET ASSETS	$215,807,183	$829,043,173	$25,976,549	$181,978,064
NET ASSETS:
Investor Class	$155,937,366	$563,009,144	$25,976,549	$144,997,712
Institutional Class	59,869,817	266,034,029	—	36,980,352
TOTAL	$215,807,183	$829,043,173	$25,976,549	$181,978,064
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Class	23,826,308	24,762,356	2,421,528	9,795,386
Institutional Class	9,100,580	11,690,441	—	2,497,510
TOTAL	32,926,888	36,452,797	2,421,528	12,292,896

matthewsasia.com | 800.789.ASIA 93

Statements of Assets and Liabilities (Unaudited) (continued)  June 30, 2015

	Matthews Emerging Asia Fund	Matthews China Fund[1]	Matthews India Fund	Matthews Japan Fund
NET ASSET VALUE:
Investor Class, offering price and redemption price	$11.57	$25.38	$28.17	$19.20
Institutional Class, offering price and redemption price	$11.59	$25.37	$28.23	$19.22
NET ASSETS CONSIST OF:
Capital paid-in	$167,858,367	$695,597,690	$1,225,101,896	$1,159,608,124
Undistributed (distributions in excess of) net investment income (loss)	(71,837)	8,674,968	(597,605)	(2,081,499)
Undistributed/accumulated net realized gain (loss) on investments and foreign currency related transactions	500,451	44,766,037	20,837,265	(71,128,974)
Net unrealized appreciation (depreciation) on investments, financial futures contracts, foreign currency translations and deferred foreign capital gains taxes	8,466,009	314,415,289	332,917,119	175,750,542
NET ASSETS	$176,752,990	$1,063,453,984	$1,578,258,675	$1,262,148,193
(A) Investments at cost:
Unaffiliated issuers	$157,687,929	$706,034,775	$1,147,290,692	$998,342,212
Affiliated issuers	—	—	81,427,840	40,960,352
Total investments at cost	$157,687,929	$706,034,775	$1,228,718,532	$1,039,302,564
(B) Foreign currency at cost	$622,709	$17,152,442	$1,026,063	$1,126,156

1  Consolidated Statements of Assets and Liabilities.

See accompanying notes to financial statements.

94 MATTHEWS ASIA FUNDS

	Matthews Korea Fund	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund	Matthews Asia Science and Technology Fund
NET ASSET VALUE:
Investor Class, offering price and redemption price	$6.54	$22.74	$10.73	$14.80
Institutional Class, offering price and redemption price	$6.58	$22.76	$—	$14.81
NET ASSETS CONSIST OF:
Capital paid-in	$126,794,671	$687,218,518	$19,729,893	$99,085,431
Undistributed (distributions in excess of) net investment income (loss)	(309,453)	1,926,373	118,435	(210,811)
Undistributed/accumulated net realized gain (loss) on investments and foreign currency related transactions	11,701,062	16,739,338	(284,923)	31,557,995
Net unrealized appreciation (depreciation) on investments, financial futures contracts, foreign currency translations and deferred foreign capital gains taxes	77,620,903	123,158,944	6,413,144	51,545,449
NET ASSETS	$215,807,183	$829,043,173	$25,976,549	$181,978,064
(A) Investments at cost:
Unaffiliated issuers	$133,434,557	$650,619,133	$17,980,357	$127,649,691
Affiliated issuers	—	30,430,810	—	—
Total investments at cost	$133,434,557	$681,049,943	$17,980,357	$127,649,691
(B) Foreign currency at cost	$—	$3,391,302	$6,141	$1,073,554

matthewsasia.com | 800.789.ASIA 95

Statements of Operations (Unaudited)  Six-Month Period Ended June 30, 2015

	Matthews Asia Strategic Income Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund[1]	Matthews China Dividend Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$41,780	$69,628,276	$85,065,142	$3,999,777
Dividends—Affiliated Issuers (Note 7)	—	—	12,413,786	—
Interest	1,961,196	2,478,777	564	49,188
Foreign withholding tax	(35,271)	(3,811,073)	(6,641,706)	(258,092)
TOTAL INVESTMENT INCOME	1,967,705	68,295,980	90,837,786	3,790,873
EXPENSES:
Investment advisory fees (Note 5)	222,994	14,035,776	18,381,645	598,131
Administration and accounting fees (Note 5)	2,722	168,057	253,288	7,171
Administration and shareholder servicing fees (Note 5)	67,628	4,144,080	4,928,989	168,713
Accounting out-of-pocket fees	16,460	19,062	19,898	12,765
Custodian fees	14,295	655,144	743,285	44,645
Printing fees	2,569	189,541	220,740	9,257
Professional fees	23,048	53,995	94,209	20,230
Registration fees	18,071	54,832	49,701	20,485
Transfer agent fees	42,399	2,502,526	2,485,202	94,948
Trustees fees	1,163	77,061	87,999	3,934
Offering costs (Note 2-E)	—	—	96,561	—
Other expenses	8,669	51,586	61,157	5,658
TOTAL EXPENSES	420,018	21,951,660	27,422,674	985,937
Advisory fees waived and expenses waived or reimbursed (Note 5)	(53,170)	(61,816)	(136,298)	—
Administration fees waived (Note 5)	—	(61,816)	(136,298)	—
NET EXPENSES	366,848	21,828,028	27,150,078	985,937
NET INVESTMENT INCOME (LOSS)	1,600,857	46,467,952	63,687,708	2,804,936
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FINANCIAL FUTURES CONTRACTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND DEFERRED CAPITAL GAINS TAXES:
Net realized gain (loss) on investments—Unaffiliated Issuers	(76,741)	165,861,952	179,865,802	11,786,773
Net realized gain (loss) on investments—Affiliated Issuers	—	—	22,598,923	—
Net realized gain (loss) on financial futures contracts	(88,422)	—	—	—
Net realized foreign capital gains tax	—	—	(216,219)	—
Net realized gain (loss) on foreign currency related transactions	(781,609)	(528,623)	(997,632)	(10,215)
Net change in unrealized appreciation/depreciation on investments	(389,728)	(66,631,300)	365,595,360	17,863,329
Net change in deferred foreign capital gains taxes on unrealized appreciation	7,721	—	6,778,589	—
Net change in unrealized appreciation/depreciation on financial futures contracts	(12,891)	—	—	—
Net change in unrealized appreciation/depreciation on foreign currency related translations	3,444	(45,534)	60,369	1,197
Net realized and unrealized gain (loss) on investments, financial futures contracts, foreign currency related transactions and deferred capital gains taxes	(1,338,226)	98,656,495	573,685,192	29,641,084
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$262,631	$145,124,447	$637,372,900	$32,446,020

*  Matthews Asia ESG Fund commenced operations on April 30, 2015.

1  Consolidated Statements of Operations.

See accompanying notes to financial statements.

96 MATTHEWS ASIA FUNDS

	Matthews Asia Focus Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund	Matthews Asia ESG Fund*
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$222,307	$9,185,108	$77,712,774	$6,969
Dividends—Affiliated Issuers (Note 7)	—	—	783,666	—
Interest	4	53	71	—
Foreign withholding tax	(8,475)	(760,211)	(6,858,508)	(519)
TOTAL INVESTMENT INCOME	213,836	8,424,950	71,638,003	6,450
EXPENSES:
Investment advisory fees (Note 5)	52,176	3,108,755	29,987,067	1,682
Administration and accounting fees (Note 5)	625	37,242	359,120	20
Administration and shareholder servicing fees (Note 5)	14,764	856,874	7,727,651	408
Accounting out-of-pocket fees	11,032	19,593	21,071	922
Custodian fees	7,817	212,207	1,675,835	3,234
Printing fees	742	28,600	178,668	317
Professional fees	15,430	30,591	97,480	7,495
Registration fees	13,605	27,960	37,650	—
Transfer agent fees	8,703	437,899	3,258,744	341
Trustees fees	396	14,912	151,394	47
Offering costs (Note 2-E)	—	—	—	1,322
Other expenses	7,965	9,878	77,268	73
TOTAL EXPENSES	133,255	4,784,511	43,571,948	15,861
Advisory fees waived and expenses waived or reimbursed (Note 5)	(25,173)	—	(532,699)	(12,494)
Administration fees waived (Note 5)	—	—	(532,699)	—
NET EXPENSES	108,082	4,784,511	42,506,550	3,367
NET INVESTMENT INCOME (LOSS)	105,754	3,640,439	29,131,453	3,083
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FINANCIAL FUTURES CONTRACTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND DEFERRED CAPITAL GAINS TAXES:
Net realized gain (loss) on investments—Unaffiliated Issuers	(106,766)	7,518,678	215,940,286	—
Net realized gain (loss) on investments—Affiliated Issuers	—	—	—	—
Net realized gain (loss) on financial futures contracts	—	—	—	—
Net realized foreign capital gains tax	—	—	—	—
Net realized gain (loss) on foreign currency related transactions	(1,008)	(70,977)	829,003	(453)
Net change in unrealized appreciation/depreciation on investments	(177,141)	25,253,080	414,806,197	(26,714)
Net change in deferred foreign capital gains taxes on unrealized appreciation	971	111,257	5,827,625	(2,588)
Net change in unrealized appreciation/depreciation on financial futures contracts	—	—	—	—
Net change in unrealized appreciation/depreciation on foreign currency related translations	1,309	10,191	40,169	4
Net realized and unrealized gain (loss) on investments, financial futures contracts, foreign currency related transactions and deferred capital gains taxes	(282,635)	32,822,229	637,443,280	(29,751)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	($176,881)	$36,462,668	$666,574,733	($26,668)

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Statements of Operations (Unaudited) (continued)  Six-Month Period Ended June 30, 2015

	Matthews Emerging Asia Fund	Matthews China Fund[1]	Matthews India Fund	Matthews Japan Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$1,568,503	$15,273,560	$5,399,264	$5,836,910
Dividends—Affiliated Issuers (Note 7)	—	—	—	392,829
Interest	—	3	2	3
Foreign withholding tax	(152,356)	(776,277)	—	(622,213)
TOTAL INVESTMENT INCOME	1,416,147	14,497,286	5,399,266	5,607,529
EXPENSES:
Investment advisory fees (Note 5)	811,132	3,519,786	4,962,268	2,782,035
Administration and accounting fees (Note 5)	6,436	72,181	59,437	33,360
Administration and shareholder servicing fees (Note 5)	157,823	1,072,305	1,435,526	690,709
Accounting out-of-pocket fees	20,660	17,019	15,654	22,634
Custodian fees	145,394	183,175	310,143	65,728
Printing fees	5,232	82,871	49,162	16,391
Professional fees	16,635	56,059	38,035	25,713
Registration fees	17,484	22,755	26,727	26,879
Transfer agent fees	95,028	741,979	854,961	278,824
Trustees fees	2,158	18,390	22,202	11,763
Offering costs (Note 2-E)	—	96,561	—	—
Other expenses	9,393	13,150	20,034	11,332
TOTAL EXPENSES	1,287,375	5,896,231	7,794,149	3,965,368
Advisory fees waived and expenses waived or reimbursed (Note 5)	(148,704)	—	—	—
NET EXPENSES	1,138,671	5,896,231	7,794,149	3,965,368
NET INVESTMENT INCOME (LOSS)	277,476	8,601,055	(2,394,883)	1,642,161
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND DEFERRED CAPITAL GAINS TAXES:
Net realized gain (loss) on investments—Unaffiliated Issuers	187,562	30,938,204	18,497,387	18,772,189
Net realized gain (loss) on investments—Affiliated Issuers	—	—	142,516	142,916
Net realized foreign capital gains tax	(50,611)	—	—	—
Net realized gain (loss) on foreign currency related transactions	(69,472)	(29,661)	(814,511)	(185,691)
Net change in unrealized appreciation/depreciation on investments	(636,999)	133,051,568	34,621,854	131,033,154
Net change in deferred foreign capital gains taxes on unrealized appreciation	(405,767)	4,990	2,237,183	—
Net change in unrealized appreciation/depreciation on foreign currency related translations	1,015	47,803	865	9,554
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and deferred capital gains taxes	(974,272)	164,012,904	54,685,294	149,772,122
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	($696,796)	$172,613,959	$52,290,411	$151,414,283

1  Consolidated Statements of Operations.

See accompanying notes to financial statements.

98 MATTHEWS ASIA FUNDS

	Matthews Korea Fund	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund	Matthews Asia Science and Technology Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$474,102	$5,896,882	$336,019	$926,689
Dividends—Affiliated Issuers (Note 7)	—	116,759	—	—
Interest	—	5	—	—
Foreign withholding tax	(77,829)	(274,763)	(3,599)	(83,322)
TOTAL INVESTMENT INCOME	396,273	5,738,883	332,420	843,367
EXPENSES:
Investment advisory fees (Note 5)	667,119	3,780,373	117,616	643,632
Administration and accounting fees (Note 5)	7,995	30,013	934	7,710
Administration and shareholder servicing fees (Note 5)	175,758	743,604	24,331	177,716
Accounting out-of-pocket fees	17,458	20,946	17,172	15,203
Custodian fees	37,228	180,627	15,925	52,399
Printing fees	8,550	24,605	1,426	8,835
Professional fees	20,582	32,762	19,331	25,334
Registration fees	17,462	22,482	9,082	18,962
Transfer agent fees	85,714	457,017	17,914	96,492
Trustees fees	3,634	16,176	630	3,645
Offering costs (Note 2-E)	—	—	—	—
Other expenses	7,158	9,676	1,853	3,463
TOTAL EXPENSES	1,048,658	5,318,281	226,214	1,053,391
Advisory fees waived and expenses waived or reimbursed (Note 5)	—	(5,305)	(50,769)	—
NET EXPENSES	1,048,658	5,312,976	175,445	1,053,391
NET INVESTMENT INCOME (LOSS)	(652,385)	425,907	156,975	(210,024)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND DEFERRED CAPITAL GAINS TAXES:
Net realized gain (loss) on investments—Unaffiliated Issuers	6,950,532	22,169,997	587,249	22,665,860
Net realized gain (loss) on investments—Affiliated Issuers	—	—	—	—
Net realized foreign capital gains tax	—	—	—	—
Net realized gain (loss) on foreign currency related transactions	(120,376)	13,022	(2,071)	(78,850)
Net change in unrealized appreciation/depreciation on investments	21,953,427	19,004,805	2,630,512	(5,439,223)
Net change in deferred foreign capital gains taxes on unrealized appreciation	—	392,942	—	—
Net change in unrealized appreciation/depreciation on foreign currency related translations	(18,427)	3,735	(793)	1,101
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and deferred capital gains taxes	28,765,156	41,584,501	3,214,897	17,148,888
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$28,112,771	$42,010,408	$3,371,872	$16,938,864
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Statements of Changes in Net Assets

MATTHEWS ASIA STRATEGIC INCOME FUND	Six-Month Period Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
OPERATIONS:
Net investment income (loss)	$1,600,857	$2,549,890
Net realized gain (loss) on investments, financial futures contracts and foreign currency related transactions	(946,772)	(1,349,144)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(386,284)	(188,122)
Net change on deferred foreign capital gains taxes on unrealized appreciation	7,721	(15,022)
Net change in unrealized appreciation/depreciation on financial futures contracts	(12,891)	(52,031)
Net increase (decrease) in net assets resulting from operations	262,631	945,571
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(560,679)	(1,819,452)
Institutional Class	(123,471)	(294,936)
Net decrease in net assets resulting from distributions	(684,150)	(2,114,388)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	3,904,032	21,884,520
REDEMPTION FEES	1,288	6,087
Total increase (decrease) in net assets	3,483,801	20,721,790
NET ASSETS:
Beginning of period	66,434,674	45,712,884
End of period (including undistributed/(distributions in excess of) net investment income of $675,540 and ($241,167), respectively)	$69,918,475	$66,434,674
MATTHEWS ASIAN GROWTH AND INCOME FUND	Six-Month Period Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
OPERATIONS:
Net investment income (loss)	$46,467,952	$92,607,652
Net realized gain (loss) on investments and foreign currency related transactions	165,333,329	117,898,875
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(66,676,834)	(247,572,282)
Net increase (decrease) in net assets resulting from operations	145,124,447	(37,065,755)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(33,703,439)	(58,176,498)
Institutional Class	(14,414,606)	(24,675,840)
Realized gains on investments:
Investor Class	—	(73,703,258)
Institutional Class	—	(28,748,112)
Net decrease in net assets resulting from distributions	(48,118,045)	(185,303,708)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(283,860,810)	58,477,140
REDEMPTION FEES	118,360	343,294
Total increase (decrease) in net assets	(186,736,048)	(163,549,029)
NET ASSETS:
Beginning of period	4,235,254,781	4,398,803,810
End of period (including distributions in excess of net investment income of ($15,063,051) and ($13,412,958), respectively)	$4,048,518,733	$4,235,254,781

See accompanying notes to financial statements.

100 MATTHEWS ASIA FUNDS

MATTHEWS ASIA DIVIDEND FUND	Six-Month Period Ended June 30, 2015 (unaudited)[1]	Year Ended December 31, 2014[1]
OPERATIONS:
Net investment income (loss)	$63,687,708	$103,460,502
Net realized gain (loss) on investments and foreign currency related transactions	201,250,874	116,243,335
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	365,655,729	(236,016,208)
Net change on deferred foreign capital gains taxes on unrealized appreciation	6,778,589	(5,021,270)
Net increase (decrease) in net assets resulting from operations	637,372,900	(21,333,641)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(37,723,828)	(47,911,397)
Institutional Class	(32,304,900)	(32,066,176)
Return of Capital:
Investor Class	—	(13,172,130)
Institutional Class	—	(8,815,853)
Net decrease in net assets resulting from distributions	(70,028,728)	(101,965,556)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	337,855,957	(645,503,365)
REDEMPTION FEES	60,893	497,372
Total increase (decrease) in net assets	905,261,022	(768,305,190)
NET ASSETS:
Beginning of period	5,025,598,743	5,793,903,933
End of period (including distributions in excess of net investment income of ($61,970,572) and ($55,629,552), respectively)	$5,930,859,765	$5,025,598,743

1  Consolidated Statements of Changes in Net Assets.

MATTHEWS CHINA DIVIDEND FUND	Six-Month Period Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
OPERATIONS:
Net investment income (loss)	$2,804,936	$2,671,693
Net realized gain (loss) on investments and foreign currency related transactions	11,776,558	2,594,721
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	17,864,526	(5,177,012)
Net increase (decrease) in net assets resulting from operations	32,446,020	89,402
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(3,443,169)	(2,935,482)
Institutional Class	(452,347)	(817,023)
Realized gains on investments:
Investor Class	—	(1,191,973)
Institutional Class	—	(314,911)
Net decrease in net assets resulting from distributions	(3,895,516)	(5,259,389)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	53,728,162	1,987,255
REDEMPTION FEES	9,777	45,150
Total increase (decrease) in net assets	82,288,443	(3,137,582)
NET ASSETS:
Beginning of period	147,616,843	150,754,425
End of period (including distributions in excess of net investment income of ($2,375,745) and ($1,285,165), respectively)	$229,905,286	$147,616,843

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS ASIA FOCUS FUND	Six-Month Period Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
OPERATIONS:
Net investment income (loss)	$105,754	$93,078
Net realized gain (loss) on investments and foreign currency related transactions	(107,774)	90,648
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(175,832)	65,598
Net change on deferred foreign capital gains taxes on unrealized appreciation	971	8,519
Net increase (decrease) in net assets resulting from operations	(176,881)	257,843
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(55,443)
Institutional Class	—	(57,082)
Net decrease in net assets resulting from distributions	—	(112,525)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	678,146	6,463,284
REDEMPTION FEES	1,869	2,548
Total increase (decrease) in net assets	503,134	6,611,150
NET ASSETS:
Beginning of period	14,986,931	8,375,781
End of period (including undistributed net investment income of $106,777 and $1,023, respectively)	$15,490,065	$14,986,931
MATTHEWS ASIA GROWTH FUND	Six-Month Period Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
OPERATIONS:
Net investment income (loss)	$3,640,439	$4,953,601
Net realized gain (loss) on investments and foreign currency related transactions	7,447,701	15,349,737
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	25,263,271	(9,391,211)
Net change on deferred foreign capital gains taxes on unrealized appreciation	111,257	(262,534)
Net increase (decrease) in net assets resulting from operations	36,462,668	10,649,593
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(10,002,000)
Institutional Class	—	(5,438,617)
Net decrease in net assets resulting from distributions	—	(15,440,617)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	104,944,407	67,553,705
REDEMPTION FEES	26,521	162,173
Total increase (decrease) in net assets	141,433,596	62,924,854
NET ASSETS:
Beginning of period	849,183,980	786,259,126
End of period (including distributions in excess of net investment income of ($8,175,623) and ($11,816,062), respectively)	$990,617,576	$849,183,980

See accompanying notes to financial statements.

102 MATTHEWS ASIA FUNDS

MATTHEWS PACIFIC TIGER FUND	Six-Month Period Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
OPERATIONS:
Net investment income (loss)	$29,131,453	$47,931,459
Net realized gain (loss) on investments and foreign currency related transactions	216,769,289	301,174,040
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	414,846,366	479,195,485
Net change on deferred foreign capital gains taxes on unrealized appreciation	5,827,625	(4,638,516)
Net increase (decrease) in net assets resulting from operations	666,574,733	823,662,468
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(14,427,716)
Institutional Class	—	(32,970,946)
Realized gains on investments:
Investor Class	—	(134,989,408)
Institutional Class	—	(226,070,336)
Net decrease in net assets resulting from distributions	—	(408,458,406)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	625,794,016	48,148,464
REDEMPTION FEES	102,095	220,012
Total increase (decrease) in net assets	1,292,470,844	463,572,538
NET ASSETS:
Beginning of period	8,096,719,585	7,633,147,047
End of period (including undistributed net investment income of $29,143,867 and $12,414, respectively)	$9,389,190,429	$8,096,719,585

MATTHEWS ASIA ESG FUND	Period Ended June 30, 2015[1] (unaudited)
OPERATIONS:
Net investment income (loss)	$3,083
Net realized gain (loss) on investments and foreign currency related transactions	(453)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(26,710)
Net change on deferred foreign capital gains taxes on unrealized appreciation	(2,588)
Net increase (decrease) in net assets resulting from operations	(26,668)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	1,689,723
Total increase (decrease) in net assets	1,663,055
NET ASSETS:
Beginning of period	—
End of period (including undistributed net investment income of $3,083)	$1,663,055

1  Matthews Asia ESG Fund commenced operations on April 30, 2015.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS EMERGING ASIA FUND	Six-Month Period Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
OPERATIONS:
Net investment income (loss)	$277,476	$282,110
Net realized gain (loss) on investments and foreign currency related transactions	67,479	520,478
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(635,984)	9,875,738
Net change on deferred foreign capital gains taxes on unrealized appreciation	(405,767)	(757,162)
Net increase (decrease) in net assets resulting from operations	(696,796)	9,921,164
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(518,224)
Institutional Class	—	(105,103)
Net decrease in net assets resulting from distributions	—	(623,327)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	45,721,605	82,361,403
REDEMPTION FEES	15,478	14,452
Total increase (decrease) in net assets	45,040,287	91,673,692
NET ASSETS:
Beginning of period	131,712,703	40,039,011
End of period (including distributions in excess of net investment income of ($71,837) and ($349,313), respectively)	$176,752,990	$131,712,703
MATTHEWS CHINA FUND	Six-Month Period Ended June 30, 2015 (unaudited)[1]	Year Ended December 31, 2014[1]
OPERATIONS:
Net investment income (loss)	$8,601,055	$12,670,620
Net realized gain (loss) on investments and foreign currency related transactions	30,908,543	19,391,086
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	133,104,361	(96,779,181)
Net change on deferred foreign capital gains taxes on unrealized appreciation	—	(4,990)
Net increase (decrease) in net assets resulting from operations	172,613,959	(64,722,465)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(11,939,433)
Institutional Class	—	(897,946)
Realized gains on investments:
Investor Class	—	(4,591,640)
Institutional Class	—	(303,495)
Net decrease in net assets resulting from distributions	—	(17,732,514)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(109,406,009)	(321,454,659)
REDEMPTION FEES	27,489	141,324
Total increase (decrease) in net assets	63,235,439	(403,768,314)
NET ASSETS:
Beginning of period	1,000,218,545	1,403,986,859
End of period (including undistributed net investment income of $8,674,968 and $73,913, respectively)	$1,063,453,984	$1,000,218,545

1  Consolidated Statements of Changes in Net Assets.

See accompanying notes to financial statements.

104 MATTHEWS ASIA FUNDS

MATTHEWS INDIA FUND	Six-Month Period Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
OPERATIONS:
Net investment income (loss)	($2,394,883)	$2,121,302
Net realized gain (loss) on investments and foreign currency related transactions	17,825,392	6,119,604
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	34,622,719	298,047,926
Net change on deferred foreign capital gains taxes on unrealized appreciation	2,237,183	(8,627,059)
Net increase (decrease) in net assets resulting from operations	52,290,411	297,661,773
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(1,672,358)
Institutional Class	—	(176,254)
Realized gains on investments:
Investor Class	—	(5,267,446)
Institutional Class	—	(320,352)
Net decrease in net assets resulting from distributions	—	(7,436,410)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	440,720,894	362,428,175
REDEMPTION FEES	1,078,666	420,708
Total increase (decrease) in net assets	494,089,971	653,074,246
NET ASSETS:
Beginning of period	1,084,168,704	431,094,458
End of period (including undistributed/(distributions in excess of) net investment income (loss) of ($597,605) and $1,797,278, respectively)	$1,578,258,675	$1,084,168,704
MATTHEWS JAPAN FUND	Six-Month Period Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
OPERATIONS:
Net investment income (loss)	$1,642,161	$1,903,581
Net realized gain (loss) on investments and foreign currency related transactions	18,729,414	13,363,795
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	131,042,708	(29,305,954)
Net increase (decrease) in net assets resulting from operations	151,414,283	(14,038,578)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(2,432,405)
Institutional Class	—	(893,149)
Net decrease in net assets resulting from distributions	—	(3,325,554)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	488,099,788	267,055,762
REDEMPTION FEES	30,317	221,547
Total increase (decrease) in net assets	639,544,388	249,913,177
NET ASSETS:
Beginning of period	622,603,805	372,690,628
End of period (including distributions in excess of net investment income of ($2,081,499) and ($3,723,660), respectively)	$1,262,148,193	$622,603,805

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS KOREA FUND	Six-Month Period Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
OPERATIONS:
Net investment income (loss)	($652,385)	$550,797
Net realized gain (loss) on investments and foreign currency related transactions	6,830,156	5,707,881
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	21,935,000	(9,305,293)
Net increase (decrease) in net assets resulting from operations	28,112,771	(3,046,615)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Realized gains on investments:
Investor Class	—	(5,528,243)
Institutional Class	—	(4,268,341)
Net decrease in net assets resulting from distributions	—	(9,796,584)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(31,517,669)	80,886,069
REDEMPTION FEES	7,705	48,449
Total increase (decrease) in net assets	(3,397,193)	68,091,319
NET ASSETS:
Beginning of period	219,204,376	151,113,057
End of period (including undistributed net investment income (loss) of ($309,453) and $342,932, respectively)	$215,807,183	$219,204,376
MATTHEWS ASIA SMALL COMPANIES FUND	Six-Month Period Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
OPERATIONS:
Net investment income (loss)	$425,907	$2,628,989
Net realized gain (loss) on investments and foreign currency related transactions	22,183,019	2,692,424
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	19,008,540	48,527,175
Net change on deferred foreign capital gains taxes on unrealized appreciation	392,942	458,859
Net increase (decrease) in net assets resulting from operations	42,010,408	54,307,447
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(2,240,054)
Institutional Class	—	(425,758)
Net decrease in net assets resulting from distributions	—	(2,665,812)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	110,728,534	172,402,487
REDEMPTION FEES	53,950	85,734
Total increase (decrease) in net assets	152,792,892	224,129,856
NET ASSETS:
Beginning of period	676,250,281	452,120,425
End of period (including undistributed net investment income of $1,926,373 and $1,500,466, respectively)	$829,043,173	$676,250,281

See accompanying notes to financial statements.

106 MATTHEWS ASIA FUNDS

MATTHEWS CHINA SMALL COMPANIES FUND	Six-Month Period Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
OPERATIONS:
Net investment income (loss)	$156,975	$32,748
Net realized gain (loss) on investments and foreign currency related transactions	585,178	725,842
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	2,629,719	(1,527,785)
Net increase (decrease) in net assets resulting from operations	3,371,872	(769,195)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(50,571)
Return of Capital:
Investor Class	—	(828,820)
Net decrease in net assets resulting from distributions	—	(879,391)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	534,064	(2,960,536)
REDEMPTION FEES	2,701	2,817
Total increase (decrease) in net assets	3,908,637	(4,606,305)
NET ASSETS:
Beginning of period	22,067,912	26,674,217
End of period (including undistributed/(distributions in excess of) net investment income of $118,435 and ($38,540), respectively)	$25,976,549	$22,067,912
MATTHEWS ASIA SCIENCE AND TECHNOLOGY FUND	Six-Month Period Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
OPERATIONS:
Net investment income (loss)	($210,024)	($87,025)
Net realized gain (loss) on investments and foreign currency related transactions	22,587,010	15,185,277
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(5,438,122)	(362,764)
Net change on deferred foreign capital gains taxes on unrealized appreciation	—	201,559
Net increase (decrease) in net assets resulting from operations	16,938,864	15,111,097
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(545,161)
Institutional Class	—	(384,106)
Realized gains on investments:
Investor Class	—	(769,763)
Institutional Class	—	(372,799)
Net decrease in net assets resulting from distributions	—	(2,071,829)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(21,665,478)	12,612,113
REDEMPTION FEES	4,494	61,504
Total increase (decrease) in net assets	(4,722,120)	25,712,885
NET ASSETS:
Beginning of period	186,700,184	160,987,299
End of period (including distributions in excess of net investment income (loss) of ($210,811) and ($787), respectively)	$181,978,064	$186,700,184

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 107

Financial Highlights

Matthews Asia Strategic Income Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2015	Year Ended Dec. 31			Period Ended
INVESTOR CLASS	(unaudited)	2014	2013	2012	Dec. 31, 2011[1]
Net Asset Value, beginning of period	$10.31	$10.42	$10.84	$9.93	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.24	0.46	0.40	0.37	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments, financial futures contracts and foreign currency	(0.20)	(0.19)	(0.48)	0.95	(0.07)
Total from investment operations	0.04	0.27	(0.08)	1.32	(0.05)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)	(0.38)	(0.35)	(0.42)	(0.02)
Net realized gains on investments	—	—	(0.01)	—	—
Total distributions	(0.10)	(0.38)	(0.36)	(0.42)	(0.02)
Paid-in capital from redemption fees (Note 4)	—[3]	—[3]	0.02	0.01	—
Net Asset Value, end of period	$10.25	$10.31	$10.42	$10.84	$9.93
TOTAL RETURN	0.38%[4]	2.54%	(0.50%)	13.62%	(0.52%)[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$58,171	$58,594	$38,051	$29,479	$7,746
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.26%[5]	1.27%	1.28%	1.85%	3.20%[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.11%[5]	1.13%	1.20%	1.17%	1.00%[5]
Ratio of net investment income (loss) to average net assets	4.66%[5]	4.36%	3.75%	3.58%	2.06%[5]
Portfolio turnover[6]	34.37%[4]	34.28%	48.71%	18.45%	3.66%[4]
	Six-Month Period Ended June 30, 2015	Year Ended Dec. 31			Period Ended
INSTITUTIONAL CLASS	(unaudited)	2014	2013	2012	Dec. 31, 2011[1]
Net Asset Value, beginning of period	$10.30	$10.42	$10.83	$9.93	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.25	0.48	0.42	0.39	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments, financial futures contracts, and foreign currency	(0.20)	(0.20)	(0.46)	0.94	(0.07)
Total from investment operations	0.05	0.28	(0.04)	1.33	(0.05)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)	(0.40)	(0.38)	(0.44)	(0.02)
Net realized gains on investments	—	—	(0.01)	—	—
Total distributions	(0.11)	(0.40)	(0.39)	(0.44)	(0.02)
Paid-in capital from redemption fees (Note 4)	—[3]	—[3]	0.02	0.01	—
Net Asset Value, end of period	$10.24	$10.30	$10.42	$10.83	$9.93
TOTAL RETURN	0.48%[4]	2.64%	(0.20%)	13.74%	(0.52%)[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$11,748	$7,840	$7,662	$6,205	$5,266
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.07%[5]	1.07%	1.09%	1.70%	3.20%[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.90%[5]	0.93%	1.00%	1.00%	1.00%[5]
Ratio of net investment income (loss) to average net assets	4.94%[5]	4.55%	3.99%	3.70%	1.96%[5]
Portfolio turnover[6]	34.37%[4]	34.28%	48.71%	18.45%	3.66%[4]

1 Commencement of operations on November 30, 2011.

2 Calculated using the average daily shares method.

3 Less than $0.01 per share.

4 Not annualized.

5 Annualized.

6 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

108 MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2015	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2014	2013	2012	2011	2010
Net Asset Value, beginning of period	$18.01	$18.91	$18.61	$15.07	$18.04	$15.77
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.20	0.39	0.41	0.43	0.47	0.41
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	0.42	(0.50)	0.47	3.58	(2.36)	2.57
Total from investment operations	0.62	(0.11)	0.88	4.01	(1.89)	2.98
LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.35)	(0.46)	(0.47)	(0.47)	(0.47)
Net realized gains on investments	—	(0.44)	(0.12)	—	(0.61)	(0.24)
Total distributions	(0.21)	(0.79)	(0.58)	(0.47)	(1.08)	(0.71)
Paid-in capital from redemption fees (Note 4)[2]	—	—	—	—	—	—
Net Asset Value, end of period	$18.42	$18.01	$18.91	$18.61	$15.07	$18.04
TOTAL RETURN	3.46%[3]	(0.65%)	4.83%	26.90%	(10.62%)	19.18%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$2,914,656	$3,052,565	$3,278,586	$3,214,984	$2,340,606	$3,926,253
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.09%[4]	1.08%	1.08%	1.11%	1.12%	1.13%
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	1.08%[4]	1.08%	1.08%	1.11%	1.12%	1.13%
Ratio of net investment income (loss) to average net assets	2.16%[4]	2.03%	2.14%	2.52%	2.71%	2.47%
Portfolio turnover[5]	13.09%[3]	16.79%	15.27%	17.43%	16.54%	19.84%
	Six-Month Period Ended June 30, 2015	Year Ended Dec. 31				Period Ended
INSTITUTIONAL CLASS	(unaudited)	2014	2013	2012	2011	Dec. 31, 2010[6]
Net Asset Value, beginning of period	$18.00	$18.90	$18.60	$15.06	$18.04	$18.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.22	0.42	0.44	0.45	0.52	0.07
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	0.42	(0.50)	0.48	3.58	(2.39)	0.37
Total from investment operations	0.64	(0.08)	0.92	4.03	(1.87)	0.44
LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)	(0.38)	(0.50)	(0.49)	(0.50)	(0.29)
Net realized gains on investments	—	(0.44)	(0.12)	—	(0.61)	(0.24)
Total distributions	(0.23)	(0.82)	(0.62)	(0.49)	(1.11)	(0.53)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	—[2]	—[2]	—[2]	—
Net Asset Value, end of period	$18.41	$18.00	$18.90	$18.60	$15.06	$18.04
TOTAL RETURN	3.55%[3]	(0.48%)	5.04%	27.09%	(10.54%)	2.49%[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$1,133,863	$1,182,690	$1,120,218	$856,876	$531,493	$128,417
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.93%[4]	0.92%	0.93%	0.97%	0.99%	0.93%[4]
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	0.92%[4]	0.92%	0.93%	0.97%	0.99%	0.93%[4]
Ratio of net investment income (loss) to average net assets	2.34%[4]	2.19%	2.30%	2.69%	3.05%	2.46%[4]
Portfolio turnover[5]	13.09%[3]	16.79%	15.27%	17.43%	16.54%	19.84%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

6 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 109

Financial Highlights (continued)

Matthews Asia Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2015[1]	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2014[1]	2013	2012	2011	2010
Net Asset Value, beginning of period	$15.26	$15.60	$14.58	$12.48	$14.33	$12.06
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.18	0.30	0.32	0.36	0.36	0.31
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	1.75	(0.34)	1.30	2.30	(1.78)	2.40
Total from investment operations	1.93	(0.04)	1.62	2.66	(1.42)	2.71
LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)	(0.23)	(0.60)	(0.56)	(0.37)	(0.41)
Return of capital	—	(0.07)	—	—	—	—
Net realized gains on investments	—	—	—	—	(0.06)	(0.04)
Total distributions	(0.20)	(0.30)	(0.60)	(0.56)	(0.43)	(0.45)
Paid-in capital from redemption fees (Note 4)	—[3]	—[3]	—[3]	—[3]	—[3]	0.01
Net Asset Value, end of period	$16.99	$15.26	$15.60	$14.58	$12.48	$14.33
TOTAL RETURN	12.65%[4]	(0.32%)	11.27%	21.63%	(10.02%)	22.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$3,214,367	$2,918,228	$3,669,690	$2,780,043	$1,930,363	$1,933,383
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.05%[5]	1.06%	1.06%	1.09%	1.10%	1.14%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.04%[5]	1.05%	1.06%	1.09%	1.10%	1.15%
Ratio of net investment income (loss) to average net assets	2.22%[5]	1.89%	2.04%	2.65%	2.61%	2.31%
Portfolio turnover[6]	19.83%[4]	20.06%	14.06%	9.17%	16.48%	10.48%
	Six-Month Period Ended June 30, 2015[1]	Year Ended Dec. 31				Period Ended
INSTITUTIONAL CLASS	(unaudited)	2014[1]	2013	2012	2011	Dec. 31, 2010[7]
Net Asset Value, beginning of period	$15.26	$15.59	$14.57	$12.48	$14.33	$14.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.20	0.32	0.34	0.37	0.41	0.09
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	1.74	(0.33)	1.30	2.29	(1.82)	0.32
Total from investment operations	1.94	(0.01)	1.64	2.66	(1.41)	0.41
LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.25)	(0.62)	(0.57)	(0.38)	(0.17)
Return of capital	—	(0.07)	—	—	—	—
Net realized gains on investments	—	—	—	—	(0.06)	(0.04)
Total distributions	(0.21)	(0.32)	(0.62)	(0.57)	(0.44)	(0.21)
Paid-in capital from redemption fees (Note 4)[3]	—	—	—	—	—	—
Net Asset Value, end of period	$16.99	$15.26	$15.59	$14.57	$12.48	$14.33
TOTAL RETURN	12.72%[4]	(0.18%)	11.43%	21.70%	(9.93%)	2.95%[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$2,716,492	$2,107,371	$2,124,214	$922,561	$344,502	$48,293
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.93%[5]	0.93%	0.93%	0.97%	1.00%	1.02%[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.92%[5]	0.93%	0.93%	0.97%	1.00%	1.02%[5]
Ratio of net investment income (loss) to average net assets	2.43%[5]	2.02%	2.17%	2.72%	3.03%	3.86%[5]
Portfolio turnover[6]	19.83%[4]	20.06%	14.06%	9.17%	16.48%	10.48%[4]

1 Consolidated Financial Highlights.

2 Calculated using the average daily shares method.

3 Less than $0.01 per share.

4 Not annualized.

5 Annualized.

6 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

7 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

110 MATTHEWS ASIA FUNDS

Matthews China Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2015	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2014	2013	2012	2011	2010
Net Asset Value, beginning of period	$13.37	$13.74	$12.35	$10.06	$12.17	$10.18
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.25	0.25	0.25	0.25	0.29	0.17
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	2.80	(0.12)	1.35	2.49	(2.04)	2.09
Total from investment operations	3.05	0.13	1.60	2.74	(1.75)	2.26
LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)	(0.36)	(0.23)	(0.46)	(0.35)	(0.24)
Net realized gains on investments	—	(0.14)	—	—	(0.02)	(0.04)
Total distributions	(0.27)	(0.50)	(0.23)	(0.46)	(0.37)	(0.28)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	0.02	0.01	0.01	0.01
Net Asset Value, end of period	$16.15	$13.37	$13.74	$12.35	$10.06	$12.17
TOTAL RETURN	22.74%[3]	0.93%	13.35%	27.81%	(14.44%)	22.53%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$203,457	$116,954	$125,965	$59,535	$26,467	$45,364
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.12%[4]	1.19%	1.24%	1.47%	1.52%	1.95%
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	1.12%[4]	1.19%	1.34%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	3.27%[4]	1.88%	1.94%	2.24%	2.47%	1.49%
Portfolio turnover[5]	38.44%[3]	25.43%	20.52%	21.40%	22.31%	6.84%
	Six-Month Period Ended June 30, 2015	Year Ended Dec. 31				Period Ended
INSTITUTIONAL CLASS	(unaudited)	2014	2013	2012	2011	Dec 31, 2010[6]
Net Asset Value, beginning of period	$13.37	$13.74	$12.34	$10.06	$12.17	$11.87
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.18	0.28	0.33	0.22	0.30	—[2]
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	2.88	(0.13)	1.32	2.53	(2.01)	0.47
Total from investment operations	3.06	0.15	1.65	2.75	(1.71)	0.47
LESS DISTRIBUTIONS FROM:
Net investment income	(0.28)	(0.38)	(0.26)	(0.48)	(0.38)	(0.13)
Net realized gains on investments	—	(0.14)	—	—	(0.02)	(0.04)
Total distributions	(0.28)	(0.52)	(0.26)	(0.48)	(0.40)	(0.17)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	0.01	0.01	—[2]	—
Net Asset Value, end of period	$16.15	$13.37	$13.74	$12.34	$10.06	$12.17
TOTAL RETURN	22.78%[3]	1.11%	13.72%	27.90%	(14.22%)	3.91%[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$26,449	$30,662	$24,790	$201	$12	$4
Ratio of expenses to average net assets	0.99%[4]	1.01%	1.08%	1.29%	1.31%	1.24%[4]
Ratio of net investment income (loss) to average net assets	2.40%[4]	2.06%	2.54%	1.87%	2.61%	(0.06%)[4]
Portfolio turnover[5]	38.44%[3]	25.43%	20.52%	21.40%	22.31%	6.84%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

6 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 111

Financial Highlights (continued)

Matthews Asia Focus Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2015 (unaudited)	Year Ended Dec. 31, 2014	Period Ended Dec. 31, 2013[1]
Net Asset Value, beginning of period	$10.01	$9.66	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.06	0.09	0.04
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	(0.15)	0.33	(0.30)
Total from investment operations	(0.09)	0.42	(0.26)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.07)	(0.08)
Total distributions	—	(0.07)	(0.08)
Paid-in capital from redemption fees (Note 4)[3]	—	—	—
Net Asset Value, end of period	$9.92	$10.01	$9.66
TOTAL RETURN	(0.90%)[4]	4.38%	(2.63%)[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$8,260	$7,839	$6,258
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.81%[5]	2.16%	3.50%[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.50%[5]	1.57%	1.71%[5]
Ratio of net investment income (loss) to average net assets	1.25%[5]	0.87%	0.64%[5]
Portfolio turnover[6]	9.73%[4]	24.12%	16.23%[4]
INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2015 (unaudited)	Year Ended Dec. 31, 2014	Period Ended Dec. 31, 2013[1]
Net Asset Value, beginning of period	$10.04	$9.66	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.08	0.10	0.05
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	(0.17)	0.36	(0.30)
Total from investment operations	(0.09)	0.46	(0.25)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.08)	(0.09)
Total distributions	—	(0.08)	(0.09)
Paid-in capital from redemption fees (Note 4)[3]	—	—	—
Net Asset Value, end of period	$9.95	$10.04	$9.66
TOTAL RETURN	(0.90%)[4]	4.77%	(2.48%)[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$7,230	$7,148	$2,118
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.59%[5]	1.94%	3.32%[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%[5]	1.31%	1.50%[5]
Ratio of net investment income (loss) to average net assets	1.47%[5]	0.96%	0.79%[5]
Portfolio turnover[6]	9.73%[4]	24.12%	16.23%[4]

1 Commenced operations on April 30, 2013.

2 Calculated using the average daily shares method.

3 Less than $0.01 per share.

4 Not annualized.

5 Annualized.

6 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

112 MATTHEWS ASIA FUNDS

Matthews Asia Growth Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2015	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2014	2013	2012	2011	2010
Net Asset Value, beginning of period	$21.10	$21.17	$18.02	$15.34	$17.97	$14.29
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.08	0.12	0.11	0.15	0.11	0.10
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	0.87	0.19	3.37	2.53	(2.41)	3.72
Total from investment operations	0.95	0.31	3.48	2.68	(2.30)	3.82
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.38)	(0.33)	—	(0.35)	(0.15)
Total distributions	—	(0.38)	(0.33)	—	(0.35)	(0.15)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	—[2]	—[2]	0.02	0.01
Net Asset Value, end of period	$22.05	$21.10	$21.17	$18.02	$15.34	$17.97
TOTAL RETURN	4.50%[3]	1.49%	19.35%	17.47%	(12.70%)	26.85%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$655,614	$561,922	$558,407	$276,884	$259,166	$335,429
Ratio of expenses to average net assets	1.09%[4]	1.11%	1.12%	1.16%	1.19%	1.19%
Ratio of net investment income (loss) to average net assets	0.71%[4]	0.55%	0.55%	0.92%	0.63%	0.63%
Portfolio turnover[5]	11.20%[3]	22.24%	10.77%	44.76%	28.06%	26.33%
	Six-Month Period Ended June 30, 2015	Year Ended Dec. 31				Period Ended
INSTITUTIONAL CLASS	(unaudited)	2014	2013	2012	2011	Dec. 31, 2010[6]
Net Asset Value, beginning of period	$21.19	$21.26	$18.08	$15.37	$17.98	$17.65
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.10	0.16	0.15	0.17	0.14	0.01
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	0.88	0.19	3.39	2.54	(2.42)	0.47
Total from investment operations	0.98	0.35	3.54	2.71	(2.28)	0.48
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.42)	(0.36)	—	(0.35)	(0.15)
Total distributions	—	(0.42)	(0.36)	—	(0.35)	(0.15)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	—[2]	—[2]	0.02	—
Net Asset Value, end of period	$22.17	$21.19	$21.26	$18.08	$15.37	$17.98
TOTAL RETURN	4.63%[3]	1.63%	19.63%	17.63%	(12.58%)	2.76%[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$335,004	$287,262	$227,852	$147,142	$84,302	$8,853
Ratio of expenses to average net assets	0.91%[4]	0.91%	0.93%	0.98%	1.03%	0.99%[4]
Ratio of net investment income (loss) to average net assets	0.92%[4]	0.74%	0.73%	1.02%	0.84%	0.37%[4]
Portfolio turnover[5]	11.20%[3]	22.24%	10.77%	44.76%	28.06%	26.33%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

6 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.
matthewsasia.com | 800.789.ASIA 113

Financial Highlights (continued)

Matthews Pacific Tiger Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2015	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2014	2013	2012	2011	2010
Net Asset Value, beginning of period	$26.57	$24.99	$24.42	$20.33	$23.44	$19.23
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.07	0.14	0.17	0.18	0.10	0.09
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	2.09	2.80	0.72	4.09	(2.78)	4.20
Total from investment operations	2.16	2.94	0.89	4.27	(2.68)	4.29
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.13)	(0.16)	(0.16)	(0.11)	(0.08)
Net realized gains on investments	—	(1.23)	(0.16)	(0.02)	(0.33)	—
Total distributions	—	(1.36)	(0.32)	(0.18)	(0.44)	(0.08)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	—[2]	—[2]	0.01	—[2]
Net Asset Value, end of period	$28.73	$26.57	$24.99	$24.42	$20.33	$23.44
TOTAL RETURN	8.13%[3]	11.79%	3.63%	21.00%	(11.41%)	22.30%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$3,369,529	$3,047,077	$2,954,108	$2,994,026	$2,780,640	$5,196,743
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.08%[4]	1.09%	1.09%	1.11%	1.11%	1.09%
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	1.05%[4]	1.08%	1.09%	1.11%	1.11%	1.09%
Ratio of net investment income (loss) to average net assets	0.53%[4]	0.52%	0.67%	0.82%	0.44%	0.43%
Portfolio turnover [5]	5.98%[3]	11.38%	7.73%	6.53%	10.51%	11.43%
	Six-Month Period Ended June 30, 2015	Year Ended Dec. 31				Period Ended
INSTITUTIONAL CLASS	(unaudited)	2014	2013	2012	2011	Dec. 31, 2010[6]
Net Asset Value, beginning of period	$26.56	$24.97	$24.41	$20.32	$23.44	$23.37
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.10	0.18	0.21	0.21	0.23	0.01
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	2.07	2.82	0.71	4.10	(2.87)	0.15
Total from investment operations	2.17	3.00	0.92	4.31	(2.64)	0.16
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.18)	(0.20)	(0.20)	(0.15)	(0.09)
Net realized gains on investments	—	(1.23)	(0.16)	(0.02)	(0.33)	—
Total distributions	—	(1.41)	(0.36)	(0.22)	(0.48)	(0.09)
Paid-in capital from redemption fees (Note 4)[2]	—	—	—	—	—	—
Net Asset Value, end of period	$28.73	$26.56	$24.97	$24.41	$20.32	$23.44
TOTAL RETURN	8.17%[3]	12.03%	3.78%	21.24%	(11.28%)	0.67%[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$6,019,661	$5,049,643	$4,679,039	$3,770,568	$2,029,091	$540,469
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.91%[4]	0.92%	0.92%	0.95%	0.95%	0.95%[4]
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	0.88%[4]	0.91%	0.92%	0.95%	0.95%	0.95%[4]
Ratio of net investment income (loss) to average net assets	0.72%[4]	0.68%	0.83%	0.95%	1.03%	0.38%[4]
Portfolio turnover[5]	5.98%[3]	11.38%	7.73%	6.53%	10.51%	11.43%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

6 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

114 MATTHEWS ASIA FUNDS

Matthews Asia ESG Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Period Ended June 30, 2015 (unaudited)[1]
Net Asset Value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.02
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	(0.18)
Total from investment operations	(0.16)
Paid-in capital from redemption fees (Note 4)	—
Net Asset Value, end of period	$9.84
TOTAL RETURN	(1.60%)[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$561
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	6.32%[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.50%[4]
Ratio of net investment income (loss) to average net assets	1.12%[4]
Portfolio turnover[5]	0.00%[3]
INSTITUTIONAL CLASS	Period Ended June 30, 2015 (unaudited)[1]
Net Asset Value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.02
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	(0.18)
Total from investment operations	(0.16)
Paid-in capital from redemption fees (Note 4)	—
Net Asset Value, end of period	$9.84
TOTAL RETURN	(1.60%)[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$1,103
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	6.20%[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%[4]
Ratio of net investment income (loss) to average net assets	1.25%[4]
Portfolio turnover[5]	0.00%[3]

1 Commenced operations on April 30, 2015.

2 Calculated using the average daily shares method.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 115

Financial Highlights (continued)

Matthews Emerging Asia Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2015 (unaudited)	Year Ended Dec. 31, 2014	Period Ended Dec. 31, 2013[1]
Net Asset Value, beginning of period	$11.60	$9.93	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.02	0.04	(0.01)
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	(0.05)	1.69	(0.05)
Total from investment operations	(0.03)	1.73	(0.06)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.06)	—[3]
Return of capital	—	—	(0.01)
Total distributions	—	(0.06)	(0.01)
Paid-in capital from redemption fees (Note 4)[3]	—	—	—
Net Asset Value, end of period	$11.57	$11.60	$9.93
TOTAL RETURN	(0.26%)[4]	17.39%	(0.61%)[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$121,919	$110,363	$38,022
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.65%[5]	1.78%	2.39%[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.47%[5]	1.58%	1.98%[5]
Ratio of net investment income (loss) to average net assets	0.27%[5]	0.34%	(0.08%)[5]
Portfolio turnover[6]	9.42%[4]	8.21%	1.66%[4]
INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2015 (unaudited)	Year Ended Dec. 31, 2014	Period Ended Dec. 31, 2013[1]
Net Asset Value, beginning of period	$11.60	$9.92	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.03	0.06	0.01
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	(0.04)	1.69	(0.07)
Total from investment operations	(0.01)	1.75	(0.06)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.07)	—[3]
Return of capital	—	—	(0.02)
Total distributions	—	(0.07)	(0.02)
Paid-in capital from redemption fees (Note 4)[3]	—	—	—
Net Asset Value, end of period	$11.59	$11.60	$9.92
TOTAL RETURN	(0.09%)[4]	17.68%	(0.55%)[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$54,834	$21,350	$2,017
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.46%[5]	1.59%	2.21%[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%[5]	1.33%	1.75%[5]
Ratio of net investment income (loss) to average net assets	0.57%[5]	0.55%	0.19%[5]
Portfolio turnover[6]	9.42%[4]	8.21%	1.66%[4]

1 Commenced operations on April 30, 2013.

2 Calculated using the average daily shares method.

3 Less than $0.01 per share.

4 Not annualized.

5 Annualized.

6 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

116 MATTHEWS ASIA FUNDS

Matthews China Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2015[1]	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2014[1]	2013	2012	2011	2010
Net Asset Value, beginning of period	$21.46	$22.84	$23.47	$21.51	$29.36	$25.50
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.19	0.24	0.25	0.30	0.26	0.15
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	3.73	(1.25)	1.33	2.26	(5.78)	3.86
Total from investment operations	3.92	(1.01)	1.58	2.56	(5.52)	4.01
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.27)	(0.26)	(0.35)	(0.28)	(0.15)
Net realized gains on investments	—	(0.10)	(1.95)	(0.25)	(2.06)	(0.02)
Total distributions	—	(0.37)	(2.21)	(0.60)	(2.34)	(0.17)
Paid-in capital from redemption fees (Note 4)	—[3]	—[3]	—[3]	—[3]	0.01	0.02
Net Asset Value, end of period	$25.38	$21.46	$22.84	$23.47	$21.51	$29.36
TOTAL RETURN	18.27%[4]	(4.42%)	6.84%	11.96%	(18.93%)	15.77%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$1,003,166	$947,740	$1,286,309	$1,642,090	$1,836,333	$2,939,638
Ratio of expenses to average net assets	1.13%[5]	1.11%	1.08%	1.12%	1.13%	1.15%
Ratio of net investment income (loss) to average net assets	1.62%[5]	1.09%	1.06%	1.33%	0.93%	0.54%
Portfolio turnover[6]	9.33%[4]	10.23%	6.29%	9.61%	8.43%	9.98%
	Six-Month Period Ended June 30, 2015[1]	Year Ended Dec. 31				Period Ended
INSTITUTIONAL CLASS	(unaudited)	2014[1]	2013	2012	2011	Dec. 31, 2010[7]
Net Asset Value, beginning of period	$21.44	$22.81	$23.45	$21.49	$29.36	$30.02
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.21	0.28	0.26	0.36	0.26	(0.04)
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	3.72	(1.25)	1.36	2.25	(5.73)	(0.44)
Total from investment operations	3.93	(0.97)	1.62	2.61	(5.47)	(0.48)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.30)	(0.31)	(0.40)	(0.34)	(0.16)
Net realized gains on investments	—	(0.10)	(1.95)	(0.25)	(2.06)	(0.02)
Total distributions	—	(0.40)	(2.26)	(0.65)	(2.40)	(0.18)
Paid-in capital from redemption fees (Note 4)	—[3]	—[3]	—[3]	—[3]	—[3]	—
Net Asset Value, end of period	$25.37	$21.44	$22.81	$23.45	$21.49	$29.36
TOTAL RETURN	18.33%[4]	(4.22%)	6.97%	12.22%	(18.80%)	(1.62%)[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$60,287	$52,478	$117,678	$390,744	$288,277	$41,545
Ratio of expenses to average net assets	0.99%[5]	0.95%	0.91%	0.91%	0.96%	0.97%[5]
Ratio of net investment income (loss) to average net assets	1.76%[5]	1.27%	1.13%	1.58%	0.99%	(0.74%)[5]
Portfolio turnover[6]	9.33%[4]	10.23%	6.29%	9.61%	8.43%	9.98%[4]

1 Consolidated Financial Highlights.

2 Calculated using the average daily shares method.

3 Less than $0.01 per share.

4 Not annualized.

5 Annualized.

6 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

7 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 117

Financial Highlights (continued)

Matthews India Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2015	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2014	2013	2012	2011	2010
Net Asset Value, beginning of period	$26.46	$16.28	$17.51	$13.59	$21.49	$16.29
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.05)	0.07	0.08	0.11	0.11	0.05
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	1.74	10.29	(1.13)	4.17	(7.96)	5.22
Total from investment operations	1.69	10.36	(1.05)	4.28	(7.85)	5.27
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.05)	(0.18)	(0.09)	(0.07)	(0.09)
Net realized gains on investments	—	(0.14)	(0.01)	(0.27)	—	—
Total distributions	—	(0.19)	(0.19)	(0.36)	(0.07)	(0.09)
Paid-in capital from redemption fees (Note 4)	0.02	0.01	0.01	—[2]	0.02	0.02
Net Asset Value, end of period	$28.17	$26.46	$16.28	$17.51	$13.59	$21.49
TOTAL RETURN	6.46%[3]	63.71%	(5.90%)	31.54%	(36.48%)	32.53%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$1,312,574	$974,838	$427,861	$607,800	$559,337	$1,388,892
Ratio of expenses to average net assets	1.07%[4]	1.12%	1.13%	1.18%	1.18%	1.18%
Ratio of net investment income (loss) to average net assets	(0.35%)[4]	0.32%	0.48%	0.65%	0.58%	0.25%
Portfolio turnover[5]	4.83%[3]	14.86%	8.70%	7.03%	3.51%	6.14%
	Six-Month Period Ended June 30, 2015	Year Ended Dec. 31				Period Ended
INSTITUTIONAL CLASS	(unaudited)	2014	2013	2012	2011	Dec. 31, 2010[6]
Net Asset Value, beginning of period	$26.49	$16.31	$17.53	$13.61	$21.48	$22.03
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.02)	0.09	0.10	0.14	0.16	(0.02)
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	1.74	10.29	(1.11)	4.17	(7.96)	(0.43)
Total from investment operations	1.72	10.38	(1.01)	4.31	(7.80)	(0.45)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.08)	(0.21)	(0.12)	(0.07)	(0.10)
Net realized gains on investments	—	(0.14)	(0.01)	(0.27)	—	—
Total distributions	—	(0.22)	(0.22)	(0.39)	(0.07)	(0.10)
Paid-in capital from redemption fees (Note 4)	0.02	0.02	0.01	—[2]	—[2]	—
Net Asset Value, end of period	$28.23	$26.49	$16.31	$17.53	$13.61	$21.48
TOTAL RETURN	6.57%[3]	63.80%	(5.67%)	31.74%	(36.35%)	(2.01%)[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$265,685	$109,331	$3,234	$36,166	$26,920	$48,119
Ratio of expenses to average net assets	0.89%[4]	0.94%	0.95%	0.98%	0.99%	0.99%[4]
Ratio of net investment income (loss) to average net assets	(0.12%)[4]	0.38%	0.61%	0.87%	0.86%	(0.51%)[4]
Portfolio turnover[5]	4.83%[3]	14.86%	8.70%	7.03%	3.51%	6.14%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

6 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

118 MATTHEWS ASIA FUNDS

Matthews Japan Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2015	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2014	2013	2012	2011	2010
Net Asset Value, beginning of period	$15.70	$16.20	$12.27	$11.34	$12.53	$10.91
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.03	0.05	0.03	0.10	0.07	0.02
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	3.47	(0.48)	4.12	0.84	(1.06)	2.09
Total from investment operations	3.50	(0.43)	4.15	0.94	(0.99)	2.11
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.08)	(0.24)	(0.01)	(0.22)	(0.49)
Total distributions	—	(0.08)	(0.24)	(0.01)	(0.22)	(0.49)
Paid-in capital from redemption fees (Note 4)	—[2]	0.01	0.02	—[2]	0.02	—[2]
Net Asset Value, end of period	$19.20	$15.70	$16.20	$12.27	$11.34	$12.53
TOTAL RETURN	22.29%[3]	(2.60%)	34.03%	8.32%	(7.72%)	19.58%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$887,346	$467,854	$312,988	$82,463	$101,369	$67,805
Ratio of expenses to average net assets	0.98%[4]	1.03%	1.10%	1.20%	1.22%	1.30%
Ratio of net investment income (loss) to average net assets	0.39%[4]	0.32%	0.19%	0.81%	0.54%	0.13%
Portfolio turnover[5]	16.36%[3]	42.52%	22.72%	48.58%	34.94%	46.29%
	Six-Month Period Ended June 30, 2015	Year Ended Dec. 31				Period Ended
INSTITUTIONAL CLASS	(unaudited)	2014	2013	2012	2011	Dec. 31, 2010[6]
Net Asset Value, beginning of period	$15.71	$16.20	$12.26	$11.34	$12.53	$11.73
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.04	0.09	0.06	0.12	0.06	(0.01)
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	3.47	(0.50)	4.12	0.84	(1.04)	1.30
Total from investment operations	3.51	(0.41)	4.18	0.96	(0.98)	1.29
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.09)	(0.26)	(0.04)	(0.22)	(0.49)
Total distributions	—	(0.09)	(0.26)	(0.04)	(0.22)	(0.49)
Paid-in capital from redemption fees (Note 4)	—[2]	0.01	0.02	—[2]	0.01	—
Net Asset Value, end of period	$19.22	$15.71	$16.20	$12.26	$11.34	$12.53
TOTAL RETURN	22.34%[3]	(2.47%)	34.27%	8.47%	(7.72%)	11.22%[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$374,802	$154,750	$59,702	$22,233	$30,302	$4
Ratio of expenses to average net assets	0.88%[4]	0.90%	0.96%	1.04%	1.07%	1.08%[4]
Ratio of net investment income (loss) to average net assets	0.41%[4]	0.58%	0.41%	0.99%	0.46%	(0.51%)[4]
Portfolio turnover[5]	16.36%[3]	42.52%	22.72%	48.58%	34.94%	46.29%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

6 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 119

Financial Highlights (continued)

Matthews Korea Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2015	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2014	2013	2012	2011	2010
Net Asset Value, beginning of period	$5.65	$5.95	$5.64	$4.59	$5.14	$4.31
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.02)	—[2]	—[2]	—[2]	(0.01)	0.01
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	0.91	(0.05)	0.57	1.10	(0.31)	0.93
Total from investment operations	0.89	(0.05)	0.57	1.10	(0.32)	0.94
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.02)	—	(0.01)	—
Net realized gains on investments	—	(0.25)	(0.24)	(0.05)	(0.22)	(0.11)
Total distributions	—	(0.25)	(0.26)	(0.05)	(0.23)	(0.11)
Paid-in capital from redemption fees (Note 4)[2]	—	—	—	—	—	—
Net Asset Value, end of period	$6.54	$5.65	$5.95	$5.64	$4.59	$5.14
TOTAL RETURN	15.75%[3]	(0.73%)	10.11%	24.05%	(6.45%)	21.86%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$155,937	$127,774	$138,830	$141,247	$141,590	$166,990
Ratio of expenses to average net assets	1.10%[4]	1.11%	1.13%	1.16%	1.18%	1.21%
Ratio of net investment income (loss) to average net assets	(0.70%)[4]	0.04%	0.02%	0.01%	(0.18%)	0.16%
Portfolio turnover [5]	11.26%[3]	17.37%	46.20%	34.84%	30.13%	39.05%
	Six-Month Period Ended June 30, 2015	Year Ended Dec. 31				Period Ended
INSTITUTIONAL CLASS	(unaudited)	2014	2013	2012	2011	Dec. 31, 2010[6]
Net Asset Value, beginning of period	$5.68	$5.96	$5.67	$4.61	$5.14	$4.84
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.02)	0.05	—[2]	—[2]	0.17	0.03
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	0.92	(0.08)	0.56	1.11	(0.47)	0.38
Total from investment operations	0.90	(0.03)	0.56	1.11	(0.30)	0.41
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.03)	—	(0.01)	—
Net realized gains on investments	—	(0.25)	(0.24)	(0.05)	(0.22)	(0.11)
Total distributions	—	(0.25)	(0.27)	(0.05)	(0.23)	(0.11)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	—[2]	—[2]	—[2]	—
Net Asset Value, end of period	$6.58	$5.68	$5.96	$5.67	$4.61	$5.14
TOTAL RETURN	15.85%[3]	(0.39%)	9.87%	24.16%	(6.05%)	8.51%[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$59,870	$91,431	$12,283	$8,597	$15,109	$4
Ratio of expenses to average net assets	0.94%[4]	0.93%	0.97%	1.00%	1.07%	0.91%[4]
Ratio of net investment income (loss) to average net assets	(0.55%)[4]	0.87%	(0.03%)	(0.07%)	3.37%	3.74%[4]
Portfolio turnover[5]	11.26%[3]	17.37%	46.20%	34.84%	30.13%	39.05%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

6 Institutional Class commenced operations on October 29, 2010.

See accompanying notes to financial statements.

120 MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2015	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2014	2013	2012	2011	2010
Net Asset Value, beginning of period	$21.46	$19.34	$18.13	$14.77	$21.16	$15.79
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.01)	0.09	0.11	0.17	0.15	0.04
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	1.29	2.11	1.19	3.36	(4.35)	5.55
Total from investment operations	1.28	2.20	1.30	3.53	(4.20)	5.59
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.08)	(0.09)	(0.09)	(0.17)	(0.09)
Net realized gains on investments	—	—	—	(0.08)	(2.04)	(0.15)
Total distributions	—	(0.08)	(0.09)	(0.17)	(2.21)	(0.24)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	—[2]	—[2]	0.02	0.02
Net Asset Value, end of period	$22.74	$21.46	$19.34	$18.13	$14.77	$21.16
TOTAL RETURN	5.96%[3]	11.39%	7.19%	23.92%	(20.03%)	35.54%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$563,009	$599,082	$407,352	$366,753	$258,944	$547,094
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.46%[4]	1.47%	1.47%	1.50%	1.52%	1.59%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.46%[4]	1.47%	1.47%	1.50%	1.52%	1.63%
Ratio of net investment income (loss) to average net assets	(0.05%)[4]	0.44%	0.58%	1.06%	0.76%	0.24%
Portfolio turnover	16.36%[3,5]	21.70%[5]	37.01%[5]	27.95%	19.97%	23.99%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2015 (unaudited)	Year Ended Dec. 31, 2014	Period Ended Dec. 31, 2013[6]
Net Asset Value, beginning of period	$21.46	$19.33	$19.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.08	0.15	0.18
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	1.22	2.10	(0.16)
Total from investment operations	1.30	2.25	0.02
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.12)	(0.13)
Net realized gains on investments	—	—	—
Total distributions	—	(0.12)	(0.13)
Paid-in capital from redemption fees (Note 4)[2]	—	—	—
Net Asset Value, end of period	$22.76	$21.46	$19.33
TOTAL RETURN	6.06%[3]	11.65%	0.13%[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$266,034	$77,168	$44,769
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.26%[4]	1.27%	1.25%[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%[4]	1.26%	1.25%[4]
Ratio of net investment income (loss) to average net assets	0.71%[4]	0.70%	1.39%[4]
Portfolio turnover[5]	16.36%[3]	21.70%	37.01%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

6 Institutional Class commenced operations on April 30, 2013.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 121

Financial Highlights (continued)

Matthews China Small Companies Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2015	Year Ended Dec. 31			Period Ended
INVESTOR CLASS	(unaudited)	2014	2013	2012	Dec. 31, 2011[1]
Net Asset Value, beginning of period	$9.21	$9.89	$7.76	$7.04	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.07	0.01	0.02	0.03	(0.02)
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	1.45	(0.33)	2.22	0.68	(2.96)
Total from investment operations	1.52	(0.32)	2.24	0.71	(2.98)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.02)	(0.11)	(0.02)	(0.01)
Return of capital	—	(0.34)	—	—	—
Total distributions	—	(0.36)	(0.11)	—	(0.01)
Paid-in capital from redemption fees (Note 4)	—[3]	—[3]	—[3]	0.03	0.03
Net Asset Value, end of period	$10.73	$9.21	$9.89	$7.78	$7.04
TOTAL RETURN	16.50%[4]	(3.33%)	28.85%	10.53%	(29.51%)[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$25,977	$22,068	$26,674	$10,266	$4,493
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.94%[5]	1.90%	2.04%	3.26%	5.32%[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.50%[5]	1.67%	2.00%	2.00%	2.00%[5]
Ratio of net investment income (loss) to average net assets	1.34%[5]	0.14%	0.17%	0.40%	(0.53%)[5]
Portfolio turnover	33.21%[4]	32.42%	10.28%	34.01%	6.08%[4]

1 Investor Class commenced operations on May 31, 2011.

2 Calculated using the average daily shares method.

3 Less than $0.01 per share.

4 Not annualized.

5 Annualized.

See accompanying notes to financial statements.

122 MATTHEWS ASIA FUNDS

Matthews Asia Science and Technology Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2015	Year Ended Dec. 31
INVESTOR CLASS	(unaudited)	2014	2013	2012	2011	2010
Net Asset Value, beginning of period	$13.61	$12.59	$9.29	$8.16	$9.89	$8.02
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.02)	—[2]	0.01	0.03	0.02	0.03
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	1.21	1.16	3.30	1.12	(1.74)	1.86
Total from investment operations	1.19	1.16	3.31	1.15	(1.72)	1.89
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.06)	(0.01)	(0.02)	(0.02)	(0.02)
Net realized gains on investments	—	(0.08)	—	—	—	—
Total distributions	—	(0.14)	(0.01)	(0.02)	(0.02)	(0.02)
Paid-in capital from redemption fees (Note 4)	—[2]	—[2]	—[2]	—[2]	0.01	—[2]
Net Asset Value, end of period	$14.80	$13.61	$12.59	$9.29	$8.16	$9.89
TOTAL RETURN	8.74%[3]	9.24%	35.61%	14.11%	(17.26%)	23.58%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$144,998	$125,612	$111,751	$131,629	$153,349	$190,436
Ratio of expenses to average net assets	1.15%[4]	1.16%	1.18%	1.18%	1.21%	1.26%
Ratio of net investment income (loss) to average net assets	(0.25%)[4]	(0.02%)	0.07%	0.30%	0.23%	0.35%
Portfolio turnover	43.56%[3,5]	62.99%[5]	62.04%[5]	45.76%	65.47%	61.61%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2015 (unaudited)	Year Ended Dec. 31, 2014	Period Ended Dec. 31, 2013[6]
Net Asset Value, beginning of period	$13.61	$12.58	$10.09
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.01)	0.03	0.04
Net realized gain (loss) and unrealized appreciation/ depreciation on investments and foreign currency	1.21	1.17	2.48
Total from investment operations	1.20	1.20	2.52
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.09)	(0.03)
Net realized gains on investments	—	(0.08)	—
Total distributions	—	(0.17)	(0.03)
Paid-in capital from redemption fees (Note 4)[2]	—	—	—
Net Asset Value, end of period	$14.81	$13.61	$12.58
TOTAL RETURN	8.82%[3]	9.54%	24.99%[3]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)	$36,980	$61,088	$49,236
Ratio of expenses to average net assets	0.95%[4]	0.95%	1.00%[4]
Ratio of net investment income (loss) to average net assets	(0.14%)[4]	0.21%	0.56%[4]
Portfolio turnover[5]	43.56%[3]	62.99%	62.04%[3]

1 Calculated using the average daily shares method.

2 Less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

6 Institutional Class commenced operations on April 30, 2013.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA 123

Notes to Financial Statements (unaudited)

1.  ORGANIZATION

Matthews Asia Funds (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently issues sixteen separate series of shares (each a "Fund" and collectively, the "Funds"): Matthews Asia Strategic Income Fund, Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Focus Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews Asia ESG Fund, Matthews Emerging Asia Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund, Matthews China Small Companies Fund and Matthews Asia Science and Technology Fund. Each Fund except for Matthews China Small Companies Fund currently offers two classes of shares: Investor Class and Institutional Class. Matthews China Small Companies Fund currently offers only Investor Class shares. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except each class may be subject to different class expenses as outlined in the relevant prospectus and each class has exclusive voting rights with respect to matters solely affecting such class.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

A.  SECURITY VALUATION: The value of the Funds' securities is based on market quotations for those securities, or on their fair value determined by the valuation policies approved by the Funds' Board of Trustees (the "Board"). Market quotations and valuation information are provided by commercial pricing services or securities dealers that are independent of the Funds and Matthews International Capital Management, LLC ("Matthews"), in accordance with procedures established by the Funds' Board. Foreign exchange-traded securities are valued as of the close of trading on the primary exchange on which they trade. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued by other third-party vendors or by using indicative bid quotations from dealers or market makers, or other available market information. Market values for securities are determined based on quotations, market data or other information from the principal (or most advantageous) market on which the security is traded. Market quotations for equity securities used by the Funds include last reported sale prices, or, if such prices are not reported or available, bid and ask prices. Financial futures contracts traded on exchanges are valued at their settlement price. Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined at the close of business on the New York Stock Exchange ("NYSE"). Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The Funds may also utilize independent pricing services to assist them in determining a current market value for each security based on sources believed to be reliable.

The Board has delegated the responsibility of making fair value determinations to the Funds' Valuation Committee (the "Valuation Committee") subject to the Funds' pricing policies. When fair value pricing is employed, the prices of securities used by a Fund to calculate its Net Asset Value ("NAV") may differ from any quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board's oversight. Events affecting the value of foreign investments may occur between the time at which they are determined and when the Funds calculate their NAV, which is normally the close of trading on the NYSE. If such events render market quotations unreliable, and the impact of such events can be reasonably determined, the investments will be valued at their fair value in accordance with pricing policies. The fair value of a security held by the Funds may be determined using the services of third-party pricing services to assist in this process.

The books and records of the Funds are maintained in U.S. dollars. Transactions, portfolio securities, and assets and liabilities denominated in a foreign currency are translated and recorded in U.S. dollars at the prevailing exchange rate as of the close of trading on the NYSE. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in foreign exchange rate from that which is due to changes in market prices of securities.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds.

B.  FAIR VALUE MEASUREMENTS: In accordance with the guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States ("U.S. GAAP"), the Funds disclose the fair value of their investments and derivative financial instruments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). Various inputs are used in determining the fair value of investments and derivative financial instruments, which are as follows:

Level 1: Quoted prices in active markets for identical securities.

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments and derivative financial instruments).

Level 3 securities consisted of equities that, as of June 30, 2015, were suspended from trading. As described in Note 2-A, these securities are valued based on their fair value as determined under the direction of the Board. The significant unobservable inputs, the methodology used for valuing such securities, and the characterization of such securities as Level 3 securities are not necessarily an indication of liquidity, or the risk associated with investing in these securities. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 securities and could impact overall Fund performance. Level 2 equity securities consist primarily of securities that have been fair valued by third-party pricing services (see Note 2-A).

124 MATTHEWS ASIA FUNDS

The summary of inputs used to determine the fair valuation of the Fund's investments as of June 30, 2015 is as follows:

	Matthews Asia Strategic Income Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews Asia Focus Fund	Matthews Asia Growth Fund
Assets:
Investments:
Level 1: Quoted Prices
China/Hong Kong	$—	$487,142,325	$970,280,223	$1,537,696	$99,836,972
India	—	—	—	—	17,943,378
Indonesia	—	70,335,277	49,500,787	—	—
Japan	—	—	14,006,434	—	—
Luxembourg	—	—	102,851,365	—	—
Pakistan	—	—	—	—	6,324,808
Singapore	544,946	—	36,591,436	—	—
South Korea	—	40,865,480	—	—	—
Sri Lanka	—	—	—	—	9,032,219
Taiwan	—	107,913,206	207,567,826	—	—
United States	—	—	—	538,433	—
Vietnam	—	67,442,070	58,102,144	—	9,332,371
Level 2: Other Significant Observable Inputs
Foreign Government Obligations[a]	9,663,208	—	—	—	—
Non-Convertible Corporate Bonds[a]	45,534,245	—	—	—	—
Convertible Corporate Bonds[a]	11,389,276	261,478,835	—	—	—
Common Equities:
Australia	—	180,603,666	285,186,748	929,694	31,399,122
China/Hong Kong	—	674,181,718	904,270,283	4,777,018	53,607,348
India	—	—	154,786,353	449,789	87,139,028
Indonesia	—	51,469,002	222,668,549	749,486	75,559,770
Japan	—	228,490,801	1,721,668,896	—	414,769,120
Malaysia	—	316,876,164	—	1,376,492	13,868,427
New Zealand	—	123,320,658	—	—	—
Philippines	375,486	103,621,475	83,656,184	—	44,880,150
Singapore	—	581,532,037	253,647,459	1,475,133	—
South Korea	—	235,783,743	245,707,034	518,506	25,651,594
Sri Lanka	—	—	—	—	15,310,053
Switzerland	—	—	—	502,460	—
Taiwan	—	63,294,891	63,640,005	564,029	22,574,421
Thailand	—	167,999,685	172,963,132	735,915	11,882,281
United Kingdom	—	56,786,446	—	266,670	—
Preferred Equities:
South Korea	—	99,459,235	145,000,980	—	—
Level 3: Significant Unobservable Inputs
Common Equities:
Sri Lanka	—	—	—	—	6,963,891
Total Market Value of Investments	$67,507,161	$3,918,596,714	$5,692,095,838	$14,421,321	$946,074,953

a  Industry, countries, or security types are disclosed on the Schedule of Investments.
matthewsasia.com | 800.789.ASIA 125

Notes to Financial Statements (unaudited) (continued)

	Matthews China Dividend Fund	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews China Small Companies Fund
Assets:
Investments:
Level 1: Quoted Prices
Common Equities:
Consumer Discretionary	$23,712,990	$96,860,559	$11,567,926	$5,804,998	$1,944,823	$2,087,930
Consumer Staples	14,946,158	22,088,554	60,938,158	—	5,503,795	122,608
Financials	7,474,160	—	149,544,534	—	—	—
Health Care	—	21,398,873	123,318,303	4,076,022	—	3,192,719
Industrials	16,518,361	—	26,241,874	9,477,338	11,288,251	1,724,392
Information Technology	4,891,403	95,701,914	127,218,876	—	—	—
Telecommunication Services	9,371,904	19,400,043	—	—	8,110,184	—
Preferred Equities:
Consumer Staples	—	—	—	—	6,908,378	—
Level 2: Other Significant Observable Inputs
Common Equities:
Consumer Discretionary	7,655,766	22,372,112	124,045,368	188,355,216	38,534,292	921,085
Consumer Staples	10,619,905	40,788,505	217,255,660	184,386,515	37,749,683	281,826
Energy	6,822,906	23,565,748	—	—	4,099,768	—
Financials	33,162,663	247,756,400	264,099,482	141,204,790	28,929,729	2,989,400
Health Care	8,682,499	75,442,903	114,633,072	165,080,186	7,896,199	2,134,603
Industrials	36,908,350	128,547,318	155,164,244	279,207,735	2,550,676	6,001,598
Information Technology	14,310,329	140,356,595	97,226,980	181,197,441	20,918,483	3,452,959
Materials	4,945,651	—	96,873,872	30,111,721	4,477,903	—
Telecommunication Services	4,675,897	22,882,488	—	26,141,148	—	—
Utilities	9,800,206	43,966,842	—	—	—	902,598
Preferred Equities:
Consumer Discretionary	—	—	—	—	7,005,736	—
Consumer Staples	—	—	—	—	5,218,810	—
Energy	—	—	—	—	1,623,603	—
Financials	—	—	—	—	7,132,200	—
Information Technology	—	—	—	—	6,596,974	—
Materials	—	—	—	—	4,543,050	—
Level 3: Significant Unobservable Inputs
Common Equities:
Health Care	—	—	—	—	—	574,203
Industrials	—	19,301,670	—	—	—	—
Information Technology	—	—	—	—	—	7,547
Total Market Value of Investments	$214,499,148	$1,020,430,524	$1,568,128,349	$1,215,043,110	$211,032,537	$24,393,468

126 MATTHEWS ASIA FUNDS

	Matthews Pacific Tiger Fund	Matthews Asia ESG Fund	Matthews Emerging Asia Fund	Matthews Asia Small Companies Fund	Matthews Asia Science and Technology Fund
Assets:
Investments:
Level 1: Quoted Prices
Common Equities:
Bangladesh	$—	$28,602	$10,655,304	$—	$—
China/Hong Kong	751,325,083	69,168	7,467,492	112,825,056	57,781,550
India	272,330,014	—	2,164,964	17,291,678	2,503,786
Indonesia	16,301,623	—	482,774	8,604,667	2,746,587
Japan	—	—	—	—	3,162,646
Luxembourg	—	30,649	—	—	—
Malaysia	74,200,235	—	—	19,525,046	—
Pakistan	—	45,550	23,378,249	—	—
Philippines	—	—	—	3,871,593	—
Singapore	—	32,958	—	29,252,886	2,766,114
South Korea	—	—	—	15,646,256	2,802,520
Sri Lanka	—	—	9,469,263	—	—
Thailand	—	—	—	1,390,887	—
United States	84,463,034	5,274	—	—	2,767,377
Vietnam	122,286,392	—	5,571,675	908,716	1,263,334
Warrants:
Malaysia	3,442,647	—	—	—	—
Thailand	—	—	19,225	—	—
Level 2: Other Significant Observable Inputs
Common Equities:
Australia	—	38,476	1,919,561	—	—
Bangladesh	—	—	11,036,696	—	—
Cambodia	—	—	2,082,025	—	—
China/Hong Kong	2,335,037,517	312,897	13,832,572	138,240,912	23,333,520
India	1,435,213,313	308,686	17,725,274	81,839,810	14,088,121
Indonesia	557,192,220	37,552	15,350,899	48,979,302	—
Japan	—	66,723	—	—	22,279,177
Malaysia	221,674,286	—	—	27,488,387	—
Pakistan	—	—	6,706,725	—	—
Philippines	255,020,706	75,065	12,227,549	33,455,178	—
Singapore	41,695,369	—	1,729,842	24,573,105	—
South Korea	1,469,578,486	146,048	—	80,330,661	14,052,753
Sri Lanka	—	—	5,904,855	—	—
Switzerland	203,889,686	—	—	—	—
Taiwan	611,345,570	185,170	—	131,688,029	20,001,547
Thailand	455,774,696	78,744	4,741,624	28,352,509	2,032,776
Vietnam	—	—	15,023,355	—	—
Preferred Equities:
South Korea	—	—	—	—	7,610,310
Total Market Value of Investments	$8,910,770,877	$1,461,562	$167,489,923	$804,264,678	$179,192,118

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Notes to Financial Statements (unaudited) (continued)

Foreign securities that are valued based on market quotations are categorized as Level 1 in the fair value hierarchy (see Note 2-B). Certain foreign securities may be fair valued by external pricing services when the Funds determine that events affecting the value of foreign securities which occur between the time at which they are determined and the close of trading on the NYSE render market quotations unreliable. Such fair valuations are typically categorized as Level 2 in the fair value hierarchy. The Funds' policy is to recognize transfers in and transfers out as of the beginning of the reporting period. At June 30, 2015, the Funds utilized third party pricing services to fair value certain securities, some of which were different than the securities which had been valued by third party pricing services at December 31, 2014. As a result, certain securities held by the Funds were transferred from Level 2 into Level 1 and certain securities held by the Funds were transferred from Level 1 to Level 2 with beginning of period values as follows:

	Transfer to Level 1 from Level 2	Transfer to Level 2 from Level 1
Matthews Asian Growth and Income Fund	$353,122,393	$—
Matthews Asia Dividend Fund	469,043,850	105,927,798
Matthews China Dividend Fund	21,749,760	5,540,598
Matthews Asia Growth Fund	34,200,423	21,030,185
Matthews Pacific Tiger Fund	404,603,083	152,036,514
Matthews Emerging Asia Fund	15,356,429	21,811,256
Matthews China Fund	62,588,277	34,669,634
Matthews India Fund	172,457,067	108,530,208
Matthews Japan Fund	6,769,754	7,076,440
Matthews Korea Fund	16,051,649	8,171,888
Matthews Asia Small Companies Fund	90,394,459	48,312,454
Matthews China Small Companies Fund	1,164,507	—
Matthews Asia Science and Technology Fund	6,066,730	1,997,151

A reconciliation of Level 3 investments for which significant unobservable inputs were used to determine value are as follows:

	Matthews China Fund	Matthews Asia Growth Fund	Matthews China Small Companies Fund	Matthews China Small Companies Fund	Matthews China Small Companies Fund	Matthews China Dividend Fund	Matthews China Dividend Fund	Matthews China Dividend Fund
	Common Equities — Industrials	Common Equities — Sri Lanka	Common Equities — Health Care	Common Equities — Industrials	Common Equities — Information Technology	Common Equities — Consumer Discretionary	Common Equities — Industrials	Common Equities — Information Technology
Balance as of 12/31/14 (market value)	$—	$—	$—	$898,951	$7,544	$5,999,103	$4,694,035	$3,526,660
Accrued discounts/ premiums	—	—	—	—	—	—	—	—
Realized gain/(loss)	2,061,905	(1,055,643)	—	—	—	—	—	—
Change in unrealized (depreciation)	4,159,497	(2,980,996)	(187,801)	—	3	—	—	—
Purchases	—	—	—	—	—	—	—	—
Sales	(3,961,895)	(10,010,779)	—	—	—	—	—	—
Transfers in to Level 3*	17,042,163	21,011,309	762,004	—	—	—	—	—
Transfers out of Level 3*	—	—	—	(898,951)	—	(5,999,103)	(4,694,035)	(3,526,660)
Balance as of 6/30/15 (market value)	$19,301,670	$6,963,891	$574,203	$—	$7,547	$—	$—	$—
Net change in unrealized appreciation/ depreciation on Level 3 investments held as of 6/30/15**	$4,159,497	($2,980,996)	($187,801)	$—	$3	$—	$—	$—

*  The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

**  Included in the related amounts on the Statements of Operations.

128 MATTHEWS ASIA FUNDS

Certain foreign securities, for which market quotations are not readily available, may be fair valued and classified as either Level 2 or Level 3. When the underlying inputs include significant observable inputs obtained from sources independent of the Funds, the securities are classified as Level 2. These inputs include evaluated prices from the Funds' pricing vendors, day-on-day price changes, primary and ancillary pricing sources, and other available independent market indicators of value. When the underlying inputs include significant unobservable inputs and reflect assumptions of market participants, the securities are classified as Level 3. As of June 30, 2015, the Funds that previously used quoted prices or observable inputs now also utilize significant unobservable inputs for certain securities that were suspended from trading. As a result, certain securities held by the Funds that were previously classified as Level 1 or Level 2 were transferred to Level 3. Certain securities held by the Funds that were suspended from trading and classified as level 3 on December 31, 2014 subsequently resumed trading and were transferred from Level 3 to Level 1, Level 2 or were sold.

The following table summarizes the valuation techniques used and unobservable inputs developed by the Valuation Committee to determine the fair value of certain, material Level 3 investments:

	Value	Valuation Technique	Unobservable Input[1]	Range of Unobservable Inputs
Matthews China Small Companies Fund Assets:
Common Equity	$574,203	Last Price[2] Multiplied by Proxy factor[3]	Proxy factor[3]	5%

1  Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.

2  Last Price could include closing price, last reported sales price, or last fair valued price as described in Note A.

3  Proxy factor considers movement of the Hang Seng Index.

C.  BASIS OF CONSOLIDATION: The accompanying consolidated financial statements of Matthews China Fund and Matthews Asia Dividend Fund (the "Investing Funds") includes the accounts of the Matthews CF-U Series and Matthews ADF-U Series (the "U Series Funds"), respectively. The U Series Funds are series of Matthews A Share Selections Fund, LLC, a Delaware limited liability company registered under the 1940 Act. All of the interests offered by U Series Funds are exclusively owned by the Investing Funds. The U Series Funds primarily invest in the stocks of Chinese companies listed on Mainland China Stock Exchanges, and traded and denominated in the currency of China, the Renminbi. To allow U Series Funds to invest in China A Shares Matthews has applied for and received a license from the China Securities Regulatory Commission as a Qualified Foreign Institutional Investor ("QFII") and has been allocated by the State Administration of Foreign Exchange of China a quota of up to $100 million, representing the equivalent value in Renminbi of China A Shares that the U Series Funds may purchase. Access to the quota will be subject to Matthews' trade allocation procedures and access allocation procedures. The U Series Funds are subject to the same investment policies and restrictions that apply to Investing Funds. The net assets of Matthews CF-U Series and Matthews ADF-U Series at June 30, 2015, were $86,639,517 and $111,065,305 respectively. Intercompany accounts and transactions, if any, have been eliminated in the consolidation process. The U Series Funds are intended to be disregarded entities for the tax purposes. Therefore, no federal tax provision is required. Consolidated financial statements include expenses that are accrued for and paid by the Investing Funds. These include on-going operational costs as well as costs in connection with the launching of the U Series Funds (see offering cost, note E).

D.  RISKS ASSOCIATED WITH NON-U.S. COMPANIES: Investments by the Funds in the securities of non-U.S. companies may involve investment risks not typically associated with investments in U.S. issuers. These risks include possible political, economic, social and religious instability, inadequate investor protection; changes in laws or regulations of countries within the Asia Pacific region (including both in countries where you invest, as well as in the broader region); international relations with other nations; natural disasters; corruption; and military activity. Foreign securities may be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. Foreign investing may also include the risk of expropriation or confiscatory taxation, limitation on the removal of funds or other assets, currency crises and exchange controls, the imposition of foreign withholding tax on the interest income payable on such instruments, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Additionally, Asia Pacific countries may utilize formal or informal currency exchange controls or "capital controls" that may limit the ability to repatriate investments or income or adversely affect the value of portfolio investments. The economies of many Asia Pacific countries differ from the economies of more developed countries in many respects, such as their rate of growth, inflation, capital reinvestment, resource self-sufficiency and dependence on other economies, financial system stability, the national balance of payments position and sensitivity to changes in global trade. Certain Asia Pacific countries are highly dependent upon and may be affected by developments in the economies of other countries. Non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices, and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States, which may result in less transparency with respect to a company's operations, and make obtaining information about them more difficult (or such information may be unavailable).

Foreign stock markets may not be as developed or efficient as those in the United States, and the absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. The time between the trade and settlement dates of securities transactions on foreign exchanges ranges from one day to four weeks or longer and may result in higher custody charges. Custodial arrangements may be less well developed than in the United States. Foreign securities are generally denominated and pay distributions in foreign currencies, exposing the Funds to changes in foreign currency exchange rates. Investing in any country in the Asia Pacific region will also entail risks specific and unique to that country, and these risks can be significant and change rapidly.

Currently, Chinese law permits a QFII, such as Matthews, to repatriate an Investment Quota (including the proceeds of the Investment Quota) once every seven days. In the recent past, repatriation by a QFII was limited to once every 30 days (and other types of QFIIs may operate under greater or different repatriation restrictions). As a result of this restriction, the Company sought and has been granted by the U.S. Securities and Exchange Commission an exemption (the "Exemptive Order") from the provisions of Section 22(e) of the 1940 Act and Rule 22c-1 thereunder to the extent necessary to permit the Company to operate as an "extended payment fund." As extended payment funds, the U Series Funds (see Note 2-C) will only redeem Interests on a periodic basis, which, pursuant to the Exemptive Order, shall be no less frequent than on one day each month. Currently, the Funds redeem Interests once each seven days.

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Notes to Financial Statements (unaudited) (continued)

E.  OFFERING COSTS: Offering costs are amortized on a straight-line basis over one year from each Fund's respective commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of the Fund's offering costs, the redemption proceeds will be reduced by any such unamortized offering costs in the same proportion as the number of shares being redeemed bears to the number of those shares outstanding at the time of redemption.

F.  DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of Matthews Asian Growth and Income Fund and Matthews China Dividend Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. It is the policy of Matthews Asia Dividend Fund and Matthews Asia Strategic Income Fund to distribute net investment income on a quarterly basis and capital gains, if any, annually. Each of the other Funds distributes a net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.

The tax character of distributions paid for the fiscal year ended December 31, 2014 was as follows:

YEAR ENDED DECEMBER 31, 2014	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Taxable Distributions
Matthews Asia Strategic Income Fund	$2,114,388	$—	$—	$2,114,388
Matthews Asian Growth and Income Fund	82,852,338	102,451,370	—	185,303,708
Matthews Asia Dividend Fund	79,977,573	—	21,987,983	101,965,556
Matthews China Dividend Fund	4,550,194	709,195	—	5,259,389
Matthews Asia Focus Fund	112,525	—	—	112,525
Matthews Asia Growth Fund	15,440,617	—	—	15,440,617
Matthews Pacific Tiger Fund	47,680,793	360,777,613	—	408,458,406
Matthews Emerging Asia Fund	618,186	5,141	—	623,327
Matthews China Fund	12,883,867	4,848,647	—	17,732,514
Matthews India Fund	1,848,612	5,587,798	—	7,436,410
Matthews Japan Fund	3,325,554	—	—	3,325,554
Matthews Korea Fund	—	9,796,584	—	9,796,584
Matthews Asia Small Companies Fund	2,665,812	—	—	2,665,812
Matthews China Small Companies Fund	50,571	—	828,820	879,391
Matthews Asia Science and Technology Fund	929,241	1,142,588	—	2,071,829

G.  INVESTMENT TRANSACTIONS AND INCOME: Securities transactions are accounted for on the date the securities are purchased or sold. Gains or losses on the sale of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is generally recorded on the ex-dividend date. Dividend income for certain issuers headquartered in countries which the Funds invest may not be recorded until approved by the shareholders (which may occur after the ex-dividend date) if, in the judgment of management, such dividends are not reasonably determined as of the ex-dividend date. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which they invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that may be payable if the securities were disposed of on the valuation date.

H.  FUND EXPENSE ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Direct expenses of each Fund or class are charged to that Fund or class while general expenses are allocated pro-rata among the Funds based on net assets or other appropriate methods.

I.  CASH, CASH OVERDRAFTS, AND FOREIGN CURRENCY: The U Series Funds are required by the local market to maintain a cash reserve. The cash reserve is based upon a fixed ratio of the QFII's approved investment quota, which is defined as the amount remitted into its special renminbi (RMB) cash account. The fixed ratio is set at 0.08 percent for the Shanghai and 0.06 percent for the Shenzhen market. When any of the Funds' cash balances are overdrawn, a Fund is charged an overdraft fee by the custodian of 1.00% above the 30-day LIBOR rate on outstanding balances. These amounts, if any, are included in "Other expenses" on the Statements of Operations.

J.  USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

3.  DERIVATIVE FINANCIAL INSTRUMENTS

Matthews Asia Strategic Income Fund engages in derivative transactions for a variety of purposes, including managing interest rate, currency and credit exposure. In particular, the Fund may seek to take on currency exposure by using derivatives such as currency forwards, and the Fund may also employ a currency overlay strategy in an effort to enhance returns and moderate volatility. Derivative financial instruments and transactions in which the Fund may engage include financial futures contracts and/or forward foreign currency exchange contracts. The currency overlay strategy involves long and short positions on one or more currencies. As a result, the Fund's exposure to a currency could exceed the value of the Fund's assets and the Fund could be exposed to currency risk whether or not it holds a bond or other instrument denominated in that currency. The gross notional value of derivative financial instruments and transactions could exceed the value of the Fund's net assets, although the net market value of these instruments and transactions, on a marked-to-market basis, at most times, is expected to be substantially lower. The primary risks associated with the use of derivative financial instruments are: (i) Matthews may not correctly predict the direction of currency exchange rates, interest rates, security prices, or other economic factors; (ii) Matthews may not correctly predict changes in the value of derivative financial instruments and related underlying instruments or assets, which may result in disproportionately increased losses and/or reduced opportunities for gains; (iii) imperfect correlation between the change in

130 MATTHEWS ASIA FUNDS

market value of the securities held by the Fund and the price of financial futures contracts; (iv) the lack of, or a reduction in the liquidity of, any secondary market for the instrument, and the resulting inability to close the position (or exit the position) when desired; (v) losses, which are potentially unlimited, due to unanticipated market movements; (vi) the value of the instrument may change unfavorably due to movements in the value of the referenced foreign currencies; (vii) the Fund may suffer disproportionately heavy losses relative to the amount invested; (viii) changes in the value of the derivatives may not match or fully offset changes in the value of hedged or related portfolio securities, thereby failing to achieve the hedging or investment purpose for the derivative transaction; and (ix) the other party to the instrument may fail to fulfill its obligation.

Financial Futures Contracts: Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date. Pursuant to the contract, the Fund agrees to receive from or pay an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Forward Foreign Currency Exchange Contracts: A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Derivative Financial Instruments Categorized by Risk Exposure:

For the period ended June 30, 2015, the effects of derivative financial instruments on the Statements of Operations were as follows:

Derivative type	Statement of Operations Location	Matthews Asia Strategic Income Fund
Net Realized Gain (Loss)
Interest rate contracts:
Financial futures contracts	Net realized gain (loss) on financial futures contracts	($88,422)
Net Change in Unrealized Appreciation (Depreciation)
Interest rate contracts:
Financial futures contracts	Net change in unrealized appreciation/depreciation on financial futures contracts	($12,891)

4.  CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

	Six-Month Period Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
MATTHEWS ASIA STRATEGIC INCOME FUND
Investor Class
Shares sold	876,435	$9,082,505	2,868,763	$30,387,264
Shares issued through reinvestment of distributions	54,413	558,854	170,890	1,792,188
Shares redeemed	(939,352)	(9,722,120)	(1,006,520)	(10,564,074)
Net increase (decrease)	(8,504)	($80,761)	2,033,133	$21,615,378
Institutional Class
Shares sold	450,302	$4,657,698	8,500	$90,318
Shares issued through reinvestment of distributions	12,009	123,262	28,064	294,191
Shares redeemed	(76,558)	(796,167)	(11,064)	(115,367)
Net increase (decrease)	385,753	$3,984,793	25,500	$269,142
MATTHEWS ASIAN GROWTH AND INCOME FUND
Investor Class
Shares sold	15,121,300	$281,274,576	42,335,422	$806,641,528
Shares issued through reinvestment of distributions	1,698,345	31,572,017	6,792,538	123,896,096
Shares redeemed	(28,105,283)	(522,132,529)	(53,031,955)	(997,653,204)
Net increase (decrease)	(11,285,638)	($209,285,936)	(3,903,995)	($67,115,580)
Institutional Class
Shares sold	6,169,369	$115,315,892	17,734,558	$339,731,302
Shares issued through reinvestment of distributions	759,329	14,108,337	2,873,664	52,402,976
Shares redeemed	(11,045,874)	(203,999,103)	(14,176,690)	(266,541,558)
Net increase (decrease)	(4,117,176)	($74,574,874)	6,431,532	$125,592,720

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Notes to Financial Statements (unaudited) (continued)

	Six-Month Period Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
MATTHEWS ASIA DIVIDEND FUND
Investor Class
Shares sold	18,093,983	$302,774,240	27,074,172	$421,810,410
Shares issued through reinvestment of distributions	2,029,163	34,535,889	3,452,211	55,280,782
Shares redeemed	(22,121,681)	(362,819,584)	(74,520,827)	(1,151,165,817)
Net increase (decrease)	(1,998,535)	($25,509,455)	(43,994,444)	($674,074,625)
Institutional Class
Shares sold	30,609,598	$508,252,367	47,197,289	$735,042,714
Shares issued through reinvestment of distributions	952,860	16,197,964	1,435,590	22,955,772
Shares redeemed	(9,734,461)	(161,084,919)	(46,762,733)	(729,427,226)
Net increase (decrease)	21,827,997	$363,365,412	1,870,146	$28,571,260
MATTHEWS CHINA DIVIDEND FUND
Investor Class
Shares sold	5,932,939	$96,081,905	3,469,549	$46,973,569
Shares issued through reinvestment of distributions	196,768	3,311,576	293,612	3,935,098
Shares redeemed	(2,278,246)	(35,510,452)	(4,184,807)	(55,511,036)
Net increase (decrease)	3,851,461	$63,883,029	(421,646)	($4,602,369)
Institutional Class
Shares sold	372,068	$5,411,968	1,028,815	$13,795,976
Shares issued through reinvestment of distributions	26,877	452,346	84,509	1,131,935
Shares redeemed	(1,054,912)	(16,019,181)	(624,547)	(8,338,287)
Net increase (decrease)	(655,967)	($10,154,867)	488,777	$6,589,624
MATTHEWS ASIA FOCUS FUND
Investor Class
Shares sold	169,784	$1,757,057	435,111	$4,372,718
Shares issued through reinvestment of distributions	—	—	5,515	55,145
Shares redeemed	(119,774)	(1,232,981)	(305,685)	(2,951,262)
Net increase (decrease)	50,010	$524,076	134,941	$1,476,601
Institutional Class
Shares sold	37,594	$390,975	562,972	$5,679,393
Shares issued through reinvestment of distributions	—	—	5,697	57,082
Shares redeemed	(23,160)	(236,905)	(75,633)	(749,792)
Net increase (decrease)	14,434	$154,070	493,036	$4,986,683
MATTHEWS ASIA GROWTH FUND
Investor Class
Shares sold	6,855,571	$152,356,366	8,352,421	$176,815,714
Shares issued through reinvestment of distributions	—	—	364,634	7,679,192
Shares redeemed	(3,752,836)	(81,901,558)	(8,456,299)	(177,869,893)
Net increase (decrease)	3,102,735	$70,454,808	260,756	$6,625,013
Institutional Class
Shares sold	2,452,876	$54,570,542	3,166,264	$68,111,071
Shares issued through reinvestment of distributions	—	—	233,352	4,937,721
Shares redeemed	(895,096)	(20,080,943)	(564,454)	(12,120,100)
Net increase (decrease)	1,557,780	$34,489,599	2,835,162	$60,928,692
MATTHEWS PACIFIC TIGER FUND
Investor Class
Shares sold	10,400,255	$298,167,499	13,461,553	$362,907,557
Shares issued through reinvestment of distributions	—	—	5,254,231	139,026,894
Shares redeemed	(7,783,054)	(222,690,313)	(22,276,690)	(585,489,213)
Net increase (decrease)	2,617,201	$75,477,186	(3,560,906)	($83,554,762)

132 MATTHEWS ASIA FUNDS

	Six-Month Period Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Institutional Class
Shares sold	25,672,672	$731,850,211	41,237,653	$1,119,555,511
Shares issued through reinvestment of distributions	—	—	5,592,016	147,852,921
Shares redeemed	(6,335,672)	(181,533,381)	(44,056,685)	(1,135,705,206)
Net increase (decrease)	19,337,000	$550,316,830	2,772,984	$131,703,226
MATTHEWS ASIA ESG FUND*
Investor Class
Shares sold	56,967	$569,723
Shares issued through reinvestment of distributions	—	—
Shares redeemed	—	—
Net increase (decrease)	56,967	$569,723
Institutional Class
Shares sold	112,000	$1,120,000
Shares issued through reinvestment of distributions	—	—
Shares redeemed	—	—
Net increase (decrease)	112,000	$1,120,000
MATTHEWS EMERGING ASIA FUND
Investor Class
Shares sold	2,399,051	$28,072,613	6,358,977	$71,447,277
Shares issued through reinvestment of distributions	—	—	44,331	513,799
Shares redeemed	(1,378,356)	(16,015,371)	(719,405)	(7,920,065)
Net increase (decrease)	1,020,695	$12,057,242	5,683,903	$64,041,011
Institutional Class
Shares sold	3,109,175	$36,191,509	1,672,829	$18,713,467
Shares issued through reinvestment of distributions	—	—	9,076	105,103
Shares redeemed	(217,815)	(2,527,146)	(44,825)	(498,178)
Net increase (decrease)	2,891,360	$33,664,363	1,637,080	$18,320,392
MATTHEWS CHINA FUND
Investor Class
Shares sold	2,892,534	$72,847,976	4,652,101	$101,501,385
Shares issued through reinvestment of distributions	—	—	752,109	16,034,960
Shares redeemed	(7,531,512)	(180,469,212)	(17,574,642)	(379,926,583)
Net increase (decrease)	(4,638,978)	($107,621,236)	(12,170,432)	($262,390,238)
Institutional Class
Shares sold	387,023	$9,194,619	572,587	$12,475,109
Shares issued through reinvestment of distributions	—	—	55,031	1,172,155
Shares redeemed	(458,617)	(10,979,392)	(3,338,212)	(72,711,685)
Net increase (decrease)	(71,594)	($1,784,773)	(2,710,594)	($59,064,421)
MATTHEWS INDIA FUND
Investor Class
Shares sold	21,831,391	$627,617,969	18,378,382	$428,347,047
Shares issued through reinvestment of distributions	—	—	251,419	6,614,834
Shares redeemed	(12,072,263)	(338,406,815)	(8,069,436)	(172,617,142)
Net increase (decrease)	9,759,128	$289,211,154	10,560,365	$262,344,739
Institutional Class
Shares sold	5,628,070	$161,077,083	4,119,011	$103,116,285
Shares issued through reinvestment of distributions	—	—	4,649	122,448
Shares redeemed	(343,341)	(9,567,343)	(195,207)	(3,155,297)
Net increase (decrease)	5,284,729	$151,509,740	3,928,453	$100,083,436

*  Investor Class and Institutional Class commencement of operations on April 30, 2015.

matthewsasia.com | 800.789.ASIA 133

Notes to Financial Statements (unaudited) (continued)

	Six-Month Period Ended June 30, 2015 (Unaudited)		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
MATTHEWS JAPAN FUND
Investor Class
Shares sold	20,733,176	$384,451,913	14,683,754	$236,544,103
Merger	—	—	9,304,606	143,006,595
Shares issued through reinvestment of distributions	—	—	136,979	2,162,925
Shares redeemed	(4,320,462)	(75,199,862)	(13,641,932)	(216,980,228)
Net increase (decrease)	16,412,714	$309,252,051	10,483,407	$164,733,395
Institutional Class
Shares sold	9,778,067	$180,936,884	7,921,739	$130,732,644
Merger	—	—	117,933	1,814,626
Shares issued through reinvestment of distributions	—	—	27,262	430,732
Shares redeemed	(125,363)	(2,089,147)	(1,901,165)	(30,655,635)
Net increase (decrease)	9,652,704	$178,847,737	6,165,769	$102,322,367
MATTHEWS KOREA FUND
Investor Class
Shares sold	3,483,591	$22,657,278	2,855,980	$17,811,596
Shares issued through reinvestment of distributions	—	—	958,127	5,298,441
Shares redeemed	(2,255,882)	(13,979,248)	(4,561,112)	(27,333,556)
Net increase (decrease)	1,227,709	$8,678,030	(747,005)	($4,223,519)
Institutional Class
Shares sold	919	$6,000	15,224,562	$92,211,027
Shares issued through reinvestment of distributions	—	—	294,354	1,633,663
Shares redeemed	(7,003,625)	(40,201,699)	(1,475,555)	(8,735,102)
Net increase (decrease)	(7,002,706)	($40,195,699)	14,043,361	$85,109,588
MATTHEWS ASIA SMALL COMPANIES FUND
Investor Class
Shares sold	6,090,726	$135,255,252	12,269,745	$256,739,667
Shares issued through reinvestment of distributions	—	—	91,722	1,980,278
Shares redeemed	(9,238,384)	(207,709,993)	(5,510,122)	(113,024,665)
Net increase (decrease)	(3,147,658)	($72,454,741)	6,851,345	$145,695,280
Institutional Class
Shares sold	8,543,839	$193,108,931	1,637,024	$34,046,110
Shares issued through reinvestment of distributions	—	—	11,551	249,394
Shares redeemed	(449,284)	(9,925,656)	(368,351)	(7,588,297)
Net increase (decrease)	8,094,555	$183,183,275	1,280,224	$26,707,207
MATTHEWS CHINA SMALL COMPANIES FUND
Investor Class
Shares sold	459,440	$4,800,619	1,079,235	$10,536,592
Shares issued through reinvestment of distributions	—	—	91,585	856,321
Shares redeemed	(433,109)	(4,266,555)	(1,472,901)	(14,353,449)
Net increase (decrease)	26,331	$534,064	(302,081)	($2,960,536)
MATTHEWS ASIA SCIENCE AND TECHNOLOGY FUND
Investor Class
Shares sold	1,385,972	$20,094,064	2,001,250	$26,712,471
Shares issued through reinvestment of distributions	—	—	92,181	1,261,036
Shares redeemed	(817,998)	(11,726,153)	(1,740,481)	(22,680,601)
Net increase (decrease)	567,974	$8,367,911	352,950	$5,292,906
Institutional Class
Shares sold	2,118	$31,603	533,868	$6,731,909
Shares issued through reinvestment of distributions	—	—	55,365	756,846
Shares redeemed	(1,994,358)	(30,064,992)	(12,051)	(169,548)
Net increase (decrease)	(1,992,240)	($30,033,389)	577,182	$7,319,207

134 MATTHEWS ASIA FUNDS

Currently, a 2.00% redemption fee will be assessed on the sale or exchange of shares of the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund and Matthews China Small Companies Fund (collectively, the "Covered Funds") within 90 days after the date an investor purchases shares of the Covered Funds. The imposition of redemption fees pursuant to the Funds' Short-Term Trading Redemption Fee Policy for the Covered Funds may assist the Covered Funds in discouraging market timing activity.

The redemption fee is imposed to discourage market timing and short-term buying and selling of shares of the Covered Funds, which can disrupt the management of the Covered Funds' investment portfolios and may have detrimental effects on the Covered Funds and other shareholders, and to allocate the costs the Covered Funds incur as a result of short-term trading and market timing. This fee is payable directly to the Covered Funds.

To determine whether the redemption fee applies, the Covered Funds do not count the day that you purchased your shares, and first redeem the shares that you have held the longest.

The Covered Funds may grant an exemption from the redemption fee when the Covered Funds have previously received assurances that transactions do not involve a substantial risk of the type of harm that the policy is designed to avoid. The Covered Funds may also waive the imposition of redemption fees in certain circumstances. For more information on this policy, please see the Funds' prospectuses. The redemption fees returned to the assets of the Funds are stated in the Statements of Changes in Net Assets.

5.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Matthews, a registered investment advisor under the 1940 Act, provides the Funds with investment management services. Pursuant to an Investment Advisory Agreement dated August 13, 2004, as amended (the "Advisory Agreement"), the Funds pay Matthews (i) for management and advisory services; and (ii) for certain administrative services, an annual fee as a percentage of average daily net assets. Under the Advisory Agreement each of the Funds, other than Matthews Asia Strategic Income Fund, Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund, and Matthews China Small Companies Fund (the "Family-Priced Funds"), pays Matthews 0.75% of their aggregate average daily net assets up to $2 billion, 0.6834% of their aggregate average daily net assets over $2 billion up to $5 billion, 0.65% of their aggregate average daily net assets over $5 billion up to $25 billion, 0.64% of their aggregate average daily net assets over $25 billion up to $30 billion, 0.63% of their aggregate average daily net assets over $30 billion up to $35 billion, 0.62% of their aggregate average daily net assets over $35 billion up to $40 billion, 0.61% of their aggregate average daily net assets over $40 billion up to $45 billion, and 0.60% of their aggregate average daily net assets over $45 billion. Matthews Asia Strategic Income Fund pays Matthews an annual fee of 0.65% of its annual average daily net assets pursuant to the Advisory Agreement. Each of the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund, and the Matthews China Small Companies Fund pays Matthews an annual fee of 1.00% of the average daily net assets of such Fund up to $1 billion and 0.95% of the average daily net assets of such Fund over $1 billion pursuant to the Advisory Agreement. Each Fund pays Matthews a monthly fee of one-twelfth (1/12) of the management fee of the Fund's average daily net asset value.

Pursuant to a fee waiver letter agreement, effective as of September 1, 2014, between the Trust, on behalf of the Family-Priced Funds, and Matthews, for each Family-Priced Fund, Matthews has agreed to waive a portion of the fee payable under the Advisory Agreement and a portion of the fee payable under the Administration and Shareholder Services Agreement, if any Family-Priced Fund's average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of a Family-Priced Fund that are over $3 billion, the fee rates that otherwise would be applied for calculating fees payable under the Advisory Agreement and the Administration and Shareholder Services Agreement for such Family-Priced Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%.

Under a written agreement between the Funds and Matthews, Matthews agrees to waive fees and reimburse expenses to a Fund if its expense ratio exceeds a certain percentage level. Effective April 30, 2015 for all Funds, except Matthews Asia Strategic Income Fund and Matthews China Small Companies Fund, this level is 1.25% for the Institutional Class. Matthews agrees to reduce the expense ratio by waiving an equal amount of non-class specific expenses for the Investor Class. Because certain expenses of the Investor Class may be higher than Institutional Class and class specific expenses may be waived solely for the Institutional Class, total annual Fund expenses for the Investor Class may exceed 1.25%. For Matthews Asia Strategic Income Fund this level is 0.90% for Institutional Class. Matthews agrees to reduce the expense ratio by waiving an equal amount of non-class expenses for the Investor Class. Because certain expenses of the Investor Class may be higher that the Institutional Class and class specific expenses may be waived solely for the Institutional Class, total annual Fund expenses for the Investor Class may exceed 0.90%. For Matthews China Small Companies Fund this level is 1.50% for the Investor Class. Prior to May 1, 2014 for Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund, Matthews China Small Companies Fund and Matthews Asia Science and Technology Fund, this level was 2.00%. For Matthews Asian Growth and Income Fund, Matthews Asia Growth Fund and Matthews Pacific Tiger Fund, this level was 1.90%. For Matthews Asia Dividend Fund and Matthews China Dividend Fund, this level was 1.50%. For Matthews Asia Strategic Income Fund, Matthews Asia Focus Fund and Matthews Emerging Asia Fund, Matthews agreed to waive fees and reimburse expenses to each Fund if its expense ratio exceeded 1.25%, 1.75%, 2.00%, respectively, for the Institutional Class and agreed to reduce the expense ratio by an equal amount for the Investor Class. In turn, if a Fund's expenses fall below the level noted within three years after Matthews has made such a reimbursement, the Fund may reimburse Matthews up to an amount of the recoupment available not to exceed its expense limitation. For each Fund other than the Matthews Asia ESG Fund, this agreement will continue through at least April 30, 2016 and may be extended for additional periods not exceeding one year. For the Matthews Asia ESG Fund, this agreement will continue through April 30, 2017 and may be extended for additional periods not exceeding one year.

On June 30, 2015, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2015	2016	2017	2018
Matthews Asia Strategic Income Fund	$161,965	$41,268	$79,504	$53,170
Matthews Asia Focus Fund	—	87,951	62,897	25,173
Matthews Asia ESG Fund	—	—	—	12,494
Matthews Emerging Asia Fund	—	76,881	152,283	148,704
Matthews Asia Small Companies Fund	—	—	15,271	5,305
Matthews China Small Companies Fund	76,425	7,801	63,212	50,769

Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Science and Technology Fund had no amounts available for recoupment and no amounts recouped during the six-month period ended June 30, 2015.

matthewsasia.com | 800.789.ASIA 135

Notes to Financial Statements (unaudited) (continued)

Investment advisory fees charged, waived fees and reimbursed additional expenses for the six-month period ended June 30, 2015, were as follows:

	Gross Advisory Fees	Advisory Fees Waived and Reimbursed in Excess of the Expense Limitation	Net Advisory Fee/ Reimbursement
Matthews Asia Strategic Income Fund	$222,994	($53,170)	$169,824
Matthews Asian Growth and Income Fund	14,035,776	(61,816)	13,973,960
Matthews Asia Dividend Fund	18,381,645	(136,298)	18,245,347
Matthews China Dividend Fund	598,131	—	598,131
Matthews Asia Focus Fund	52,176	(25,173)	27,003
Matthews Asia Growth Fund	3,108,755	—	3,108,755
Matthews Pacific Tiger Fund	29,987,067	(532,699)	29,454,368
Matthews Asia ESG Fund	1,682	(12,494)	(10,812)
Matthews Emerging Asia Fund	811,132	(148,704)	662,428
Matthews China Fund	3,519,786	—	3,519,786
Matthews India Fund	4,962,268	—	4,962,268
Matthews Japan Fund	2,782,035	—	2,782,035
Matthews Korea Fund	667,119	—	667,119
Matthews Asia Small Companies Fund	3,780,373	(5,305)	3,775,068
Matthews China Small Companies Fund	117,616	(50,769)	66,847
Matthews Asia Science and Technology Fund	643,632	—	643,632

Certain officers and Trustees of the Funds are also officers and directors of Matthews. All officers serve without compensation from the Funds. The Funds paid the Independent Trustees $483,500 in aggregate for regular compensation during the six-month period ended June 30, 2015.

The Funds have an Administration and Shareholder Services Agreement dated August 13, 2004, as amended (the "Shareholder Services Agreement" or "Services Agreement"), in which the Funds pay an annual administration and shareholder servicing fee to Matthews, as a percentage of the average daily net assets of each Fund in aggregate, computed and prorated on a daily basis. Under the Shareholder Services Agreement, the Funds in the aggregate pay Matthews 0.25% of their aggregate average daily net assets up to $2 billion, 0.1834% of their aggregate average daily net assets over $2 billion up to $5 billion, 0.15% of their aggregate average daily net assets over $5 billion up to $7.5 billion, 0.125% of their aggregate average daily net assets over $7.5 billion up to $15 billion, 0.11% of their aggregate average daily net assets over $15 billion up to $22.5 billion, 0.10% of their aggregate average daily net assets over $22.5 billion up to $25 billion, 0.09% of their aggregate average daily net assets over $25 billion up to $30 billion, 0.08% of their aggregate average daily net assets over $30 billion up to $35 billion, 0.07% of their aggregate average daily net assets over $35 billion up to $40 billion, 0.06% of their aggregate average daily net assets over $40 billion up to $45 billion, and 0.05% of their aggregate average daily net assets over $45 billion.

Pursuant to a fee waiver letter agreement, effective as of September 1, 2014, between the Trust, on behalf of the Family-Priced Funds, and Matthews, for each Family-Priced Fund, Matthews has agreed to waive a portion of the fee payable under the Advisory Agreement and a portion of the fee payable under the Services Agreement, if any Family-Priced Fund's average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of a Family-Priced Fund that are over $3 billion, the fee rates that otherwise would be applied for calculating fees payable under the Advisory Agreement and the Services Agreement for such Family-Priced Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%.

Administration and shareholder servicing fees charged, for the six-month period ended June 30, 2015, were as follows:

	Gross Administration and Shareholder Servicing Fees	Administration and Shareholder Servicing Fees Waived in Excess of Expense Limitation	Net Administration and Shareholder Servicing Fees
Matthews Asia Strategic Income Fund	$47,245	$—	$47,245
Matthews Asian Growth and Income Fund	2,917,574	(61,816)	2,855,758
Matthews Asia Dividend Fund	3,817,832	(136,298)	3,681,534
Matthews China Dividend Fund	124,013	—	124,013
Matthews Asia Focus Fund	10,843	—	10,843
Matthews Asia Growth Fund	645,587	—	645,587
Matthews Pacific Tiger Fund	6,229,089	(532,699)	5,696,390
Matthews Asia ESG Fund	344	—	344
Matthews Emerging Asia Fund	111,629	—	111,629
Matthews China Fund	731,145	—	731,145
Matthews India Fund	1,030,098	—	1,030,098
Matthews Japan Fund	576,519	—	576,519
Matthews Korea Fund	138,590	—	138,590
Matthews Asia Small Companies Fund	520,140	—	520,140
Matthews China Small Companies Fund	16,178	—	16,178
Matthews Asia Science and Technology Fund	133,745	—	133,745

136 MATTHEWS ASIA FUNDS

The Funds bear a portion of the fees paid to certain service providers (exclusive of the Funds' transfer agent) which provide transfer agency and shareholder servicing to certain shareholders. Additional information concerning these services and fees is contained in the Funds' prospectuses. Fees accrued to pay to such service providers for the six-month period ended June 30, 2015 are a component of transfer agent fees and administration and shareholder servicing fees in the Statements of Operations as follows:

	Transfer Agent Fees	Administration and Shareholder Servicing Fees	Total
Matthews Asia Strategic Income Fund	$40,767	$20,383	$61,150
Matthews Asian Growth and Income Fund	2,453,012	1,226,506	3,679,518
Matthews Asia Dividend Fund	2,222,314	1,111,157	3,333,471
Matthews China Dividend Fund	89,401	44,700	134,101
Matthews Asia Focus Fund	7,843	3,921	11,764
Matthews Asia Growth Fund	422,574	211,287	633,861
Matthews Pacific Tiger Fund	2,997,123	1,498,562	4,495,685
Matthews Asia ESG Fund	129	64	193
Matthews Emerging Asia Fund	92,389	46,194	138,583
Matthews China Fund	682,319	341,160	1,023,479
Matthews India Fund	810,857	405,428	1,216,285
Matthews Japan Fund	228,379	114,190	342,569
Matthews Korea Fund	74,337	37,168	111,505
Matthews Asia Small Companies Fund	446,927	223,464	670,391
Matthews China Small Companies Fund	16,307	8,153	24,460
Matthews Asia Science and Technology Fund	87,941	43,971	131,912

BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), an indirect wholly owned subsidiary of The Bank of New York Mellon Corporation, serves as the Funds' administrator, and in that capacity, performs various administrative and accounting services for each Fund. BNY Mellon also serves as the Funds' transfer agent, dividend disbursing agent and registrar. An officer of BNY Mellon serves as Assistant Treasurer to the Funds. Total fees accrued by the Funds for administration and accounting services for the six-month period ended June 30, 2015 were as follows:

Administration and Accounting Fees
Matthews Asia Strategic Income Fund	$2,722
Matthews Asian Growth and Income Fund	168,057
Matthews Asia Dividend Fund	253,288
Matthews China Dividend Fund	7,171
Matthews Asia Focus Fund	625
Matthews Asia Growth Fund	37,242
Matthews Pacific Tiger Fund	359,120
Matthews Asia ESG Fund	20
Matthews Emerging Asia Fund	6,436
Matthews China Fund	72,181
Matthews India Fund	59,437
Matthews Japan Fund	33,360
Matthews Korea Fund	7,995
Matthews Asia Small Companies Fund	30,013
Matthews China Small Companies Fund	934
Matthews Asia Science and Technology Fund	7,710

Brown Brothers Harriman & Co. serves as the Funds' custodian. Foreside Funds Distributors LLC, serves as the Funds' distributor in the United States pursuant to an Underwriting Agreement. Matthews Asia Funds are distributed in Latin America by HMC Partners.

On November 30, 2011, Matthews invested $10 million in Matthews Asia Strategic Income Fund to provide the Fund with its initial investment assets. As of June 30, 2015, the Fund's net assets were $69,918,475 of which 1,133,385 shares held by Matthews represented 17%.

As of June 30, 2015, Matthews and its affiliates held 140,001.480 shares of the Matthews Asia ESG Fund, representing approximately 88% of that Fund's outstanding shares.

matthewsasia.com | 800.789.ASIA 137

Notes to Financial Statements (unaudited) (continued)

6.  INVESTMENTS

The value of investment transactions made for affiliated and unaffiliated holdings for the six-month period ended June 30, 2015 were as follows:

	Affiliated Purchases	Proceeds from Affiliated Sales	Unaffiliated Purchases	Proceeds from Unaffiliated Sales
Matthews Asia Strategic Income Fund	$—	$—	$23,033,183	$22,855,468
Matthews Asian Growth and Income Fund	—	—	540,702,312	962,811,417
Matthews Asia Dividend Fund	48,785,254	32,576,429	1,215,024,711	1,039,676,989
Matthews China Dividend Fund	—	—	109,159,790	67,418,851
Matthews Asia Focus Fund	—	—	2,086,529	1,417,571
Matthews Asia Growth Fund	—	—	200,804,865	100,324,613
Matthews Pacific Tiger Fund	13,814,711	—	756,432,500	520,585,899
Matthews Asia ESG Fund	—	—	1,488,276	—
Matthews Emerging Asia Fund	—	—	56,911,193	14,389,705
Matthews China Fund	—	—	96,628,995	227,289,774
Matthews India Fund	33,937,528	989,076	481,765,009	69,584,603
Matthews Japan Fund	18,177,455	483,811	567,942,068	135,035,875
Matthews Korea Fund	—	—	22,368,287	55,110,183
Matthews Asia Small Companies Fund	15,003,642	—	223,982,911	118,907,348
Matthews China Small Companies Fund	—	—	7,626,233	8,049,530
Matthews Asia Science and Technology Fund	—	—	82,125,246	102,418,030

7.  HOLDINGS OF 5% VOTING SHARES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting shares. During the six-month period ended June 30, 2015, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

Investments in affiliates:

A summary of transactions in securities of issuers affiliated with a Fund for the six-month period ended June 30, 2015 is as follows:

	Shares Held at Dec. 31, 2014	Shares Purchased		Shares Sold	Shares Held at June 30, 2015	Value at June 30, 2015	Dividend Income Jan. 1, 2015– June 30, 2015	Net Realized Gain Jan. 1, 2015– June 30, 2015
MATTHEWS ASIAN GROWTH AND INCOME FUND
Name of Issuer:
CITIC Telecom International Holdings, Ltd.†	188,818,250	—		188,818,250	—	$—	$—	$—
Total Affiliates						$—	$—	$—
MATTHEWS ASIA DIVIDEND FUND
Name of Issuer:
Anritsu Corp.	6,853,300	451,200		—	7,304,500	$49,241,185	$735,599	$—
Ascendas India Trust	55,065,000	—		—	55,065,000	36,591,436	1,023,691	—
Breville Group, Ltd.	10,847,453	—		—	10,847,453	51,959,652	1,162,669	—
CapitaLand Retail China Trust, REIT	52,179,400	—		8,100,000	44,079,400	56,884,936	1,871,160	4,730,451
China Machinery Engineering Corp. H Shares	—	53,737,000		—	53,737,000	57,861,755	—	—
Greatview Aseptic Packaging Co., Ltd.	110,945,000	—		—	110,945,000	63,155,530	—	—
Minth Group, Ltd.	61,267,000	—		1,000,000	60,267,000	134,677,726	4,009,279	1,442,779
Pigeon Corp.	2,377,800	4,755,600	††	697,700	6,435,700	202,679,268	1,211,669	16,425,693
Springland International Holdings, Ltd.†	138,171,000	—		138,171,000	—	—	—	—
St. Shine Optical Co., Ltd.	2,674,000	—		—	2,674,000	42,504,986	—	—
Xingda International Holdings, Ltd. H Shares†	87,141,000	—		87,141,000	—	—	—	—
Yuexiu Transport Infrastructure, Ltd.	109,490,000	—		—	109,490,000	78,758,588	2,399,719	—
Total Affiliates						$774,315,062	$12,413,786	$22,598,923

138 MATTHEWS ASIA FUNDS

	Shares Held at Dec. 31, 2014	Shares Purchased	Shares Sold	Shares Held at June 30, 2015	Value at June 30, 2015	Dividend Income Jan. 1, 2015– June 30, 2015	Net Realized Gain Jan. 1, 2015– June 30, 2015
MATTHEWS PACIFIC TIGER FUND
Name of Issuer:
Cheil Worldwide, Inc.	6,420,440	—	—	6,420,440	$99,391,590	$—	$—
Dongbu Insurance Co., Ltd.	4,020,500	—	—	4,020,500	203,307,255	—	—
Green Cross Corp.	1,008,655	—	—	1,008,655	231,738,001	—	—
Hyflux, Ltd.	65,284,280	—	—	65,284,280	41,695,369	783,666	—
Synnex Technology International Corp.	102,065,354	—	—	102,065,354	151,315,826	—	—
Tata Power Co., Ltd.	162,545,436	11,235,931	—	173,781,367	202,052,307	—	—
Total Affiliates					$929,500,348	$783,666	$—
MATTHEWS INDIA FUND
Name of Issuer:
eClerx Services, Ltd.	1,189,293	1,149,783	40,000	2,299,076	$53,723,933	$—	$142,516
VST Industries, Ltd.	855,933	337,771	—	1,193,704	30,511,629	—	—
Total Affiliates					$84,235,562	$—	$142,516
MATTHEWS JAPAN FUND
Name of Issuer:
AIT Corp.	678,700	368,600	47,400	999,900	$9,477,338	$212,478	$142,916
eGuarantee, Inc.	401,000	237,000	—	638,000	13,238,188	104,565	—
MORESCO Corp.	400,300	236,300	—	636,600	11,694,482	75,786	—
N Field Co., Ltd.	276,800	395,800	—	672,600	10,577,014	—	—
Total Affiliates					$44,987,022	$392,829	$142,916
MATTHEWS ASIA SMALL COMPANIES FUND
Name of Issuer:
Ezwelfare Co., Ltd.	742,858	131,365	—	874,223	$13,974,263	$—	$—
FineTek Co., Ltd.	—	2,891,000	—	2,891,000	11,742,861	—	—
SaraminHR Co., Ltd.†	682,434	—	682,434	—	—	—	—
PT Wismilak Inti Makmur	107,640,100	6,710,500	—	114,350,600	3,511,541	116,759	—
Total Affiliates					$29,228,665	$116,759	$—

†  Issuer was not an affiliated company as of June 30, 2015.

††  Includes stock split during the period.

8.  INCOME TAX INFORMATION, INCOME AND WITHHOLDING TAXES

It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended ("the Code"), applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the year ended December 31, 2014. Therefore, no federal income tax provision is required.

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under current tax law, the Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2015.

Late Year Losses*
Matthews Asia Strategic Income Fund	$209,651
Matthews China Dividend Fund	586,052
Matthews Asia Growth Fund	3,220,533
Matthews Emerging Asia Fund	137,282
Matthews Japan Fund	817,239
Matthews China Small Companies Fund	33,976
Matthews Asia Science and Technology Fund	787

*  The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next fiscal year.

matthewsasia.com | 800.789.ASIA 139

Notes to Financial Statements (unaudited) (continued)

For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2014, which expire in the year indicated, which are available to offset future capital gains, if any:

				Amount With No Expiration*
LOSSES DEFERRED EXPIRING IN:	2016	2017	2018	Short-term Losses	Long-term Losses	Total
Matthews Asia Strategic Income Fund	$—	$—	$—	$1,178,601	$131,017	$1,309,618
Matthews Asia Dividend Fund	—	—	—	67,300,117	115,478,982	182,779,099
Matthews Asia Growth Fund	—	26,429,909	—	—	—	26,429,909
Matthews Japan Fund	44,233,750	44,032,426	—	—	—	88,266,176
Matthews Asia Small Companies Fund	—	—	—	5,443,681	—	5,443,681
Matthews China Small Companies Fund	—	—	—	734,068	—	734,068

*  Post-Enactment Losses: Must be utilized prior to losses subject to expiration.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9.  SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that require recognition or disclosure in the financial statements.

140 MATTHEWS ASIA FUNDS

Approval of Investment Advisory Agreement (Unaudited)

The Matthews Asia ESG Fund (the "Fund"), which is a new series of the Trust, has retained Matthews International Capital Management, LLC ("Matthews") to manage its assets pursuant to the Advisory Agreement, which has been approved by the Board of Trustees of the Fund, including the Independent Trustees. Following an initial term with respect to the Fund upon its commencement of operations, the Advisory Agreement continues in effect from year-to-year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Fund, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for that purpose.

At a meeting held on February 23 and 24, 2015, the Board, including the Independent Trustees of the Trust, approved the Advisory Agreement, with respect to the Fund, for an initial term through August 31, 2016.

The Independent Trustees reviewed and discussed the information provided by Matthews at that meeting. The Independent Trustees were assisted in their deliberations by their independent legal counsel. Below is a summary of the factors considered by the Board in approving the Advisory Agreement with respect to the Fund.

  The nature, extent and quality of the services provided by Matthews under the Advisory Agreement. The Trustees considered the experience and qualifications of the personnel at Matthews who would be responsible for providing services to the Fund and would be responsible for the daily management of the Fund's portfolio. The Trustees noted that Matthews has continued to expand its professional staff at both senior and junior levels over the past several years, and has enjoyed relative stability of its senior executive and portfolio management. The Trustees noted Matthews' on-going commitment to governance, compliance, risk and valuation practices. The Trustees viewed Matthews as well positioned to provide high quality services to the Fund under various market conditions, as demonstrated by the past volatile and challenging securities markets that have caused either contracting revenues or rapidly expanding assets at different times. The Trustees concluded that Matthews has the quality of personnel and other investment resources essential to performing its duties under the Advisory Agreement, and that the nature, overall quality, cost and extent of such management services are expected to be satisfactory and reliable.

  The investment performance of Matthews. The Trustees are familiar with the short-term and long-term performance of other series of the Trust on both an absolute basis and in comparison to peer funds and benchmark indices. This is a new Fund without any prior performance. The Trustees also emphasized longer-term performance goals, which they believe are more important than short isolated periods for purposes of evaluating Matthews' success in meeting Fund and shareholder objectives. The Trustees concluded that Matthews has the potential to generate acceptable long-term performance for the Fund.

  The extent to which Matthews realizes economies of scale as the Fund grows larger and whether Fund investors benefit from any economies of scale. Because the Fund is new, it is not expected to recognize economies of scale for some time. The Trustees expect to monitor the Fund's growth and evaluate economies of scale at future renewals of the Advisory Agreement. They expect that the Fund will benefit from existing economies of scale because of the family pricing of certain series of the Trust, including the Fund, including recently negotiated breakpoints. Additional fee reductions were adopted under the Administration and Shareholder Services Agreement for all series of the Trust for each increment of $5 billion of additional assets over $25 billion, with the lowest fee rate on assets over $45 billion. As a result, the Trustees remain satisfied about the extent to which economies of scale would be shared with the Fund and its shareholders.

  The costs of the services provided by Matthews and others. The Trustees considered the advisory fees and total fees and expenses of the Fund in comparison to the advisory fees and other fees and expenses of other funds in the Trust, noting that the Fund does not have a suitable peer group for its specialty strategy. The Trustees noted that the expense limitation that would apply is the same as has been applied to certain other new series of the Trust, and that the administrative fee would be based on the combined family pricing for the Trust. Also, the total expense ratio to be paid by investors in the Fund, which is most representative of an investor's net experience, would be reasonable.

  The profits to be realized by Matthews and its affiliates from the relationships with the Fund. The Trustees recognized that, as a new fund with expense limitations in place, it is unlikely that the Fund will generate profits for Matthews initially and may not do so until the Fund has experienced some significant growth. The Trustees also considered that the additional benefits expected to be derived by Matthews from its relationship with the Fund are limited solely to research benefits received in exchange for "soft dollars."
141 MATTHEWS ASIA FUNDS

Approval of Investment Advisory Agreement (Unaudited) (continued)

No single factor was determinative of the Board's decision to approve the Advisory Agreement, but rather the Trustees based their determination on the total mix of information available to them. After considering the factors described above, the Board concluded that the terms of the advisory arrangements would be fair and reasonable to the Fund in light of the services that Matthews is expected to provide, and that the Fund's shareholders are expected to receive reasonable value in return for the advisory fees paid. For these reasons, the approval of the Advisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

The Advisory Agreement may be terminated by the Trustees on behalf of the Fund or by Matthews upon 60 days' prior written notice without penalty. The Advisory Agreement will also terminate automatically in the event of its assignment, as defined in the 1940 Act.

matthewsasia.com | 800.789.ASIA 142

Results of Special Meeting of Shareholders

At a Special Meeting of Shareholders of the Matthews International Funds d/b/a Matthews Asia Funds (the "Trust") held on February 24, 2015, the following individuals were elected to serve on the Board of Trustees by the shareholders of all Funds of the Trust voting together in the aggregate:

Trustee Nominee	No. of "FOR" Votes	No. of Votes Withheld
Jonathan F. Zeschin	997,754,666	26,529,962
Gale K. Caruso	999,653,419	24,606,739
William J. Hackett	999,316,883	24,969,720
Christopher F. Lee	999,290,595	24,974,426
Richard K. Lyons	997,655,611	26,639,787

143 MATTHEWS ASIA FUNDS

Matthews Asia Funds

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800.789.ASIA

CUSTODIAN

Brown Brothers Harriman & Co.

50 Milk Street

Boston, MA 02109

ACCOUNT SERVICES

Matthews Asia Funds

P.O. Box 9791

Providence, RI 02940

800.789.ASIA

LEGAL COUNSEL

Paul Hastings LLP

55 Second Street, 24th Floor

San Francisco, CA 94105

145 MATTHEWS ASIA FUNDS

P.O. Box 9791  |  Providence, RI 02940  |  matthewsasia.com  |  800.789.ASIA (2742)

Matthews Asia Funds are distributed in the United States by Foreside Funds Distributors LLC, Berwyn, Pennsylvania

Matthews Asia Funds are distributed in Latin America by HMC Partners  SAR-0615-194M

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)             Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)            Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)   Not applicable.

(a)(2)             Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)   Not applicable.

(b)                              Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Matthews International Funds

By (Signature and Title)*	/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	September 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	September 4, 2015

By (Signature and Title)*	/s/ Shai Malka
Shai Malka, Treasurer
(principal financial officer)

Date	September 4, 2015

* Print the name and title of each signing officer under his or her signature.